--------------------------------------------------------------------------------
                   BOND FUNDS   MULTI-ASSET FUND   STOCK FUNDS
--------------------------------------------------------------------------------

                                    Mason Street
                                      FUNDS(R)

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2002

This report is submitted for the general information of shareholders of Mason Street Funds(R). It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before investing.

LETTER TO SHAREHOLDERS October 15, 2002

(PHOTO)

As 2002 has progressed, the stock market has continued to move generally downward, while economic indicators have been mixed. For the 12 months ended September 30, 2002, total return from the S&P 500/R Index was -20.49%. Investment-grade bonds performed better than stocks, as they have for the last two years; total return of the broadly-based Merrill Lynch Domestic Master Index was 8.63% over the last 12 months.

The weakness in the stock market can be attributed to a number of factors, including economic uncertainty, disappointing corporate earnings reports, malaise created by accounting improprieties, an ongoing reaction to the excesses of the 1990s, and nervousness about the possibility of a war with Iraq. This is a rather formidable series of negative factors, and it is impossible to judge when or how these issues will be resolved. But it is important to remember that the U.S. economy continues to expand, and that many indicators of the future remain positive.

Among the positive factors are housing starts and consumer spending, two key measures of economic activity that continue to record significant year-over-year gains. Real wages continue to increase, and unemployment remains relatively low. On the negative side, business investment is rather weak, and consumer confidence appears to be slipping. The Federal Reserve, clearly mindful of the risks in the current economic situation, has maintained an accommodative monetary policy, and recent statements indicate a willingness to reduce interest rates further if growth falters.

We see no reason to expect the boom of the late 1990s to recur any time soon, in either the economy or the stock market. But there are many reasons to feel confident about the health of the U.S. economy over the next decade. The productivity gains that drove much of the growth in the 1990s are continuing, and they are an important support for ongoing expansion in our economy. We believe that the economy will grow in the years ahead, albeit at a slower pace than in the exuberant 1990s, and that corporate earnings will eventually return to a growth mode as well.

As always, we urge you to view investing as a long-term endeavor. We share your disappointment with the negative returns most equity investors have experienced over the last two to three years. But we remind you to put this period in perspective, bearing in mind that market movements both up and down are an inevitable reality of investing. The losses recorded by the S&P 500/R in 2000 and 2001 - and it appears that 2002 will be another down year - followed nine consecutive years of gains, with returns over 20% in six of those years, far above the long-term average for equity returns. If the S&P 500/R ends this year near its current level, the Index will have achieved an annualized rate of return of just under 9% for the last ten years, despite three years of negative returns at the end of that period.

We firmly believe that it would be a mistake to stop investing altogether, or to abandon equities in favor of bonds because of the recent outperformance of bonds. While the stock market may fall still further, equity values over time will reflect the earning power of the underlying companies. Most investors benefit over time from holding a combination of equities and bonds, with the mix determined by individual objectives and risk tolerance. The 11 Mason Street Funds/R, each with a distinctive investment objective, provide a wide range of investment opportunities suitable for any investor. Your Registered Representative can help you evaluate your own portfolio and select the combination of funds best suited for you.

We remind you also that investing in the Mason Street Funds/R gives you the advantage of professional investment management, which can be particularly valuable in a challenging market. We have great confidence in the skills and investment methods of the experienced team who manage the Mason Street Funds/R. While we cannot guarantee investment returns, we can promise that our Funds will be managed with a responsible approach to investment selection, as well as diversification to balance the risk that is an inherent element of investing.

Mason Street Funds/R

/s/ Mark G. Doll

MARK G. DOLL
President
Mason Street Advisors, LLC

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

TABLE OF CONTENTS

PERFORMANCE SUMMARY                                                            3
--------------------------------------------------------------------------------
OVERVIEW AND OUTLOOK                                                           4
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                                    6
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                                   9
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                                     12
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                          16
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                             22
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                                  25
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                          28
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                         35
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                          48
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                           55
--------------------------------------------------------------------------------
SELECT BOND FUND                                                              60
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                          65
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                                109
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS                                                       115
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY


For the Periods Ended September 30, 2002
CLASS A - WITHOUT INITIAL SALES CHARGE

                     Small Cap Aggressive              Index           Growth and
                       Growth    Growth  International  400    Growth    Income  Index 500   Asset   High Yield  Municipal Select
Total Return(1)        Stock      Stock      Equity    Stock   Stock     Stock     Stock   Allocation   Bond       Bond     Bond
  (as of 9/30/2002)   Fund(2)     Fund        Fund    Fund(2)   Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                -4.59%   -11.82%   -12.10%    -5.11%   -15.26%   -24.97%   -21.04%    -7.09%    -4.80%     9.45%    11.57%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative   21.15%   -13.26%   -24.71%     9.30%   -24.76%   -37.13%   -35.09%    -0.68%    -7.04%    29.35%    34.52%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    6.60%    -4.63%    -9.03%     3.01%    -9.05%   -14.33%   -13.42%    -0.23%    -2.40%     8.96%    10.39%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Cumulative       N/A     8.62%   -28.05%       N/A     5.73%   -26.49%   -10.78%    20.56%    -8.81%    39.45%    46.25%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A     1.67%    -6.37%       N/A     1.12%    -5.97%    -2.25%     3.81%    -1.83%     6.88%     7.90%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(5)      25.87%    50.01%   -20.85%    -0.76%    31.32%    -6.20%    11.98%    44.19%     6.10%    50.27%    59.06%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             7.41%     7.65%    -4.16%    -0.24%     5.08%    -1.16%     2.08%     6.88%     1.08%     7.68%     8.80%
------------------------------------------------------------------------------------------------------------------------------------

CLASS A(3) - WITH INITIAL SALES CHARGE

                     Small Cap Aggressive              Index           Growth and
                       Growth    Growth  International  400    Growth    Income  Index 500   Asset   High Yield  Municipal Select
Total Return(1)        Stock      Stock      Equity    Stock   Stock     Stock     Stock   Allocation   Bond       Bond     Bond
  (as of 9/30/2002)   Fund(2)     Fund        Fund    Fund(2)   Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                -9.11%   -15.99%   -16.32%    -9.57%   -19.31%   -28.56%   -24.78%   -11.52%    -9.27%     4.27%     6.30%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative   15.37%   -17.37%   -28.26%     4.14%   -28.32%   -40.10%   -38.18%    -5.39%   -11.46%    23.17%    28.13%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    4.88%    -6.16%   -10.48%     1.36%   -10.51%   -15.70%   -14.81%    -1.83%    -3.98%     7.19%     8.61%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Cumulative       N/A     3.45%   -31.47%       N/A     0.70%   -30.00%   -15.04%    14.80%   -13.17%    32.77%    39.25%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A     0.68%    -7.28%       N/A     0.14%    -6.89%    -3.21%     2.80%    -2.78%     5.83%     6.85%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(5)      19.88%    42.86%   -24.62%    -5.48%    25.06%   -10.67%     6.64%    37.32%     1.05%    43.11%    51.48%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             5.79%     6.70%    -5.01%    -1.74%     4.15%    -2.03%     1.18%     5.93%     0.19%     6.73%     7.84%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE

                     Small Cap Aggressive              Index           Growth and
                       Growth    Growth  International  400    Growth    Income  Index 500   Asset   High Yield  Municipal Select
Total Return(1)        Stock      Stock      Equity    Stock   Stock     Stock     Stock   Allocation   Bond       Bond     Bond
  (as of 9/30/2002)   Fund(2)     Fund        Fund    Fund(2)   Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                -5.19%   -12.39%   -12.92%    -5.73%   -15.94%   -25.44%   -21.48%    -7.77%    -5.28%     8.73%    10.85%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative   18.92%   -14.98%   -26.30%     7.32%   -26.24%   -38.37%   -36.20%    -2.72%    -8.73%    26.85%    31.95%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    5.95%    -5.26%    -9.67%     2.38%    -9.65%   -14.90%   -13.91%    -0.91%    -3.00%     8.25%     9.68%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Cumulative       N/A     5.11%   -30.42%       N/A     2.31%   -28.86%   -13.39%    16.54%   -11.77%    34.94%    41.55%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A     1.00%    -7.00%       N/A     0.46%    -6.58%    -2.83%     3.11%    -2.47%     6.18%     7.20%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(5)      23.44%    44.74%   -23.67%    -2.66%    26.66%    -9.51%     8.35%    38.91%     2.30%    44.86%    53.41%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             6.76%     6.95%    -4.79%    -0.83%     4.39%    -1.80%     1.47%     6.16%     0.41%     6.97%     8.09%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B(4) - WITH CONTINGENT DEFERRED SALES CHARGE
                     Small Cap Aggressive              Index           Growth and
                       Growth    Growth  International  400    Growth    Income  Index 500   Asset   High Yield  Municipal Select
Total Return(1)        Stock      Stock      Equity    Stock   Stock     Stock     Stock   Allocation   Bond       Bond     Bond
  (as of 9/30/2002)   Fund(2)     Fund        Fund    Fund(2)   Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                -9.93%   -16.41%   -17.28%   -10.41%   -20.14%   -29.17%   -25.41%   -12.30%    -9.60%     3.73%     5.85%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative   16.01%   -16.72%   -28.38%     4.58%   -28.17%   -40.08%   -38.00%    -5.04%   -10.80%    23.85%    28.95%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    5.08%    -5.92%   -10.53%     1.50%   -10.44%   -15.70%   -14.73%    -1.71%    -3.74%     7.39%     8.84%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Cumulative       N/A     3.75%   -31.63%       N/A     0.66%   -29.86%   -14.99%    14.84%   -12.81%    32.94%    39.60%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A     0.74%    -7.32%       N/A     0.13%    -6.85%    -3.20%     2.81%    -2.70%     5.86%     6.90%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(5)      20.44%    43.80%   -24.33%    -5.15%    25.66%   -10.14%     7.35%    37.91%     1.72%    43.86%    52.41%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             5.95%     6.83%    -4.94%    -1.63%     4.24%    -1.93%     1.30%     6.02%     0.31%     6.83%     7.96%
------------------------------------------------------------------------------------------------------------------------------------


(1) Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(2) Inception date of 7/12/1999. Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year, 3% for Three Year and 3% for Since Inception.
(3)  Class A performance reflects the maximum sales charge of 4.75%.
(4) Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year, 3% for Three Year, 2% for Five Year and 1% for Since Inception.
(5) The inception date of the Funds, except for those noted in Footnote (2), is 3/31/1997.
     N/A - Not Applicable

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

OVERVIEW AND OUTLOOK

-------------
  THE ECONOMY
-------------
At the end of September, three-quarters of the way through the calendar year, it appears that 2002 will shape up as a year of moderate growth. Although the recovery from last year's brief recession continues, forecasters' expectations have become less positive in recent months. Last January, surveys of business economists conducted by Business Week and The Wall Street Journal indicated a consensus of approximately 2.5% real growth in Gross Domestic Product for the year, with growth accelerating as the year progressed.

Reports from the Bureau of Economic Analysis now indicate that the economy grew at an annual rate of 5.0% in the first quarter and 1.1% in the second quarter. Preliminary indications are that the rate of growth was between 3% and 4% in the third quarter. However, The Wall Street Journal reported in late September that most economists were revising downward their forecasts for the fourth quarter, based on downward movement in the Conference Board's index of leading economic indicators and several months of declining consumer confidence. The currently prevailing estimate for the fourth quarter growth rate appears to be 2.4%.

Economic growth during 2002 has been driven almost entirely by continued strength in consumer spending, particularly for interest-sensitive items such as automobiles and housing. Overcapacity has discouraged businesses from increasing spending and hiring, and business confidence could be damaged further by fears of a war with Iraq and rising energy prices. If the declining consumer confidence reported in recent months results in reduced spending, growth could slow further. But, despite these negatives, most economists do not expect that the economy will slip back into recession.

Publications cited: Business Week, 12/31/01. The Wall Street Journal, 1/4/02. The Wall Street Journal, 9/24/02.

ECONOMIC GROWTH AND INFLATION

Year            Real GDP                CPI-U
----            --------                -----

1982             -2.0%                   6.1%
1983              4.3%                   3.2%
1984              7.3%                   4.3%
1985              3.8%                   3.5%
1986              3.4%                   1.9%
1987              3.4%                   3.7%
1988              4.2%                   4.1%
1989              3.5%                   4.8%
1990              1.8%                   5.4%
1991             -0.5%                   4.2%
1992              3.1%                   3.0%
1993              2.7%                   3.0%
1994              4.0%                   2.6%
1995              2.7%                   2.8%
1996              3.6%                   2.9%
1997              4.4%                   2.3%
1998              4.3%                   1.6%
1999              4.1%                   2.7%
2000              4.0%                   3.4%
2001              0.3%                   1.6%

Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.

--------------------------------------------------------------------------------

-------------------
  THE EQUITY MARKET
-------------------

During the first nine months of 2002, the U.S. equity market has trended generally downward, and it now appears that 2002 will be the third consecutive year of negative returns from equities as a group (as measured by the S&P 500/R Index), for the first time since the 1939-1941 period. International equity markets have also been weak; all major European and Asian market indices are significantly below their levels at the beginning of the year.

During 2002 the Dow Jones Industrial Average, which tracks performance of 30 leading companies, has been somewhat stronger than the broader S&P 500/R Index, although both are more than 20% below their levels at the beginning of the year. The Nasdaq Composite, which includes most technology stocks and many smaller companies, has been the weakest of these three major market indices. Among industry groups, the weakest were economically sensitive issues such as basic materials and electronics, while entertainment and consumer products were among the stronger sectors.

In recent months the market's main problem has been continued weakness in corporate profits. In the near term, it now appears that the stock market is likely to remain weak until there are clear signs of an upturn in corporate investment, accompanied by sustainable growth in corporate earnings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS FROM S&P 500/R INDEX

Year           Return
----           ------
1970             4.0%
1971            14.3%
1972            19.0%
1973           -14.7%
1974           -26.5%
1975            37.2%
1976            23.8%
1977            -7.2%
1978             6.6%
1979            18.4%
1980            32.4%
1981            -4.9%
1982            21.4%
1983            22.5%
1984             6.3%
1985            32.2%
1986            18.5%
1987             5.2%
1988            16.8%
1989            31.5%
1990            -3.2%
1991            30.5%
1992             7.6%
1993            10.1%
1994             1.2%
1995            37.4%
1996            22.8%
1997            33.3%
1998            28.5%
1999            21.1%
2000            -9.1%
2001           -11.8%


Source: Standard & Poor's. The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index is not available for purchase and cannot be invested in directly, and does not include sales charges.
--------------------------------------------------------------------------------

-----------------
  THE BOND MARKET
-----------------
Bonds have significantly outperformed stocks during 2002, as they have for the last two years. Total return from the Merrill Lynch Domestic Master Index for the 12 months ended September 30, 2002 was 8.63%, versus -20.49% for the S&P 500/R Index.

The dominant trend in the bond market in recent months has been a significant drop in the yield on Treasury securities, accompanied by a massive widening of the spread between Treasury securities and riskier bonds. Earlier this year, it appeared that a strong economic recovery was possible, but, as more negative economic and earnings reports have emerged, investors have increasingly sought the security of the Treasury bonds. Corporate bonds of the highest quality, those rated AA and higher, have benefited to a degree from the ongoing flight to quality, while lower-rated investment-grade bonds have underperformed. While a few well-publicized corporate failures have dominated the business news, cash flow problems experienced by an increasing number of companies have created growing investor concern about their ability to meet their debt obligations, driving bond prices down.

Another factor affecting the bond market has been a wave of mortgage refinancing in response to lower interest rates. Mortgage-backed securities performed relatively well early in 2002, based on their yield advantage over corporate bonds. Since mid-summer, however, the replacement of many mortgages with loans carrying lower interest rates has caused mortgage-backed securities to underperform.

ANNUAL TOTAL RETURNS FROM MERRILL LYNCH DOMESTIC MASTER INDEX

Year           Return
----           ------
1976            14.8%
1977             3.0%
1978             6.2%
1979             2.1%
1980             3.0%
1981             5.4%
1982            30.9%
1983             8.0%
1984            15.2%
1985            22.4%
1986            14.2%
1987             2.4%
1988             8.0%
1989            14.2%
1990             9.1%
1991            15.9%
1992             7.6%
1993            10.0%
1994            -2.8%
1995            18.5%
1996             3.6%
1997             9.7%
1998             8.9%
1999            -1.0%
2000            11.7%
2001             8.3%


Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index is not available for purchase and cannot be invested in directly, and does not include sales charges.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

-----------------------------
  SMALL CAP GROWTH STOCK FUND
-----------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of small-capitalization companies.

STRATEGY: To locate and invest in companies with above-average potential for growth.

NET ASSETS:  $15.3 million
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund owns the stocks of emerging growth companies with market capitalizations that have generally been in the range of $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time-to-time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

For the 12 months ended September 2002, the Small Cap Growth Stock Fund reported a return of -4.59% as compared to returns of -1.79% for the S&P 600 SmallCap Index and -9.30% for the Russell 2000 Index. In this highly volatile market, in which prices of individual stocks often decline precipitously in response to negative news, differences in return between the Fund and the two indices are mainly attributable to relative weightings of specific stocks.

Small-cap stocks performed better than the large-cap stocks earlier in the year. However, in recent months, both small-cap and large-cap stocks have shown a similar level of underperformance. One reason for the underperformance of small-cap stocks is that their limited liquidity accentuates volatility. Within the S&P 600 SmallCap Index, each of the 10 industry sectors was down for the nine months through September. The worst performing sector by far was telecommunications, down more than 58% for the year to date. Among the better sectors, though still below their levels at the beginning of 2002, were financials, utilities and energy.

As always, this Fund is focused mainly on selection of individual stocks, rather than industry groups; however, the absence of telecommunications holdings continues to help performance, as this sector deteriorates further. Price weakness in companies considered by the Fund's manager to be of high quality has created opportunities to add to positions in many of the Fund's larger holdings, including Lincare Holdings and O'Reilly Automotive. Improving fundamentals are the main reason for positive performance of some stocks such as Hewitt Associates, Education Management, Renal Care Group and CIMA Labs. Disappointing stocks included Atlantic Coast Airlines and three stocks in the information technology sector: Nassda, Brooks-PRI Automation and Plexus; these companies suffered from deteriorating fundamentals.

In this difficult environment, the Fund has a higher cash position than usual, as a defensive measure in a volatile and uncertain market.

SECTOR ALLOCATION
9/30/02

Consumer Discretionary/Consumer Staples                                    25%
------------------------------------------------------------------------------
Healthcare                                                                 22%
------------------------------------------------------------------------------
Information Technology                                                     15%
------------------------------------------------------------------------------
Industrials                                                                13%
------------------------------------------------------------------------------
Short-term Investments and Other Assets, net                                8%
------------------------------------------------------------------------------
Energy                                                                      7%
------------------------------------------------------------------------------
Materials                                                                   6%
------------------------------------------------------------------------------
Financials                                                                  4%
------------------------------------------------------------------------------

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
9/30/02

Company                                                           % Net Assets
--------------------------------------------------------------------------------
Lincare Holdings, Inc.                                                    5.9%
O'Reilly Automotive, Inc.                                                 4.8%
Patterson Dental Company                                                  2.9%
Varian, Inc.                                                              2.6%
The Corporate Executive Board Company                                     2.6%
Renal Care Group, Inc.                                                    2.6%
DaVita, Inc.                                                              2.5%
The Gymboree Corporation                                                  2.5%
Westwood One, Inc.                                                        2.4%
UTStarcom, Inc.                                                           2.2%

Sector Allocation and Top 10 Equity Holdings are subject to change.

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                         SMALL CAP
                                       GROWTH STOCK
          SMALL CAP      SMALL CAP         FUND
            GROWTH         GROWTH        CLASS B        S&P 600        RUSSELL
          STOCK FUND     STOCK FUND     REDEMPTION     SMALLCAP         2000
           CLASS A        CLASS B         VALUE          INDEX         INDEX
--------------------------------------------------------------------------------
7/12/99      9,524         10,000                        10,000        10,000
9/30/99      9,895         10,380                         9,399         9,334
3/31/00     17,287         18,095                        11,185        11,839
9/30/00     18,280         19,053                        11,670        12,422
3/31/01     13,672         14,223                        11,041        10,812
9/30/01     12,565         13,019                        10,432         9,798
3/31/02     15,756         16,074                        13,467        12,337
9/30/02     11,988         12,344         12,044         10,245         8,887

Time period 7/12/99 through 9/30/02.

TOTAL RETURN                                                      Average
                                                                   Annual
                                                     One           Since
For the periods ended September 30, 2002             Year        Inception*
--------------------------------------------------------------------------------
Small Cap Growth Stock Fund
(Class A - without initial sales charge)            -4.59%         7.41%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index                              -1.79%         0.75%
--------------------------------------------------------------------------------
Russell 2000 Index                                  -9.30%         -3.60%
--------------------------------------------------------------------------------
*Fund inception date is 7/12/99. Returns are annualized.

The Small Cap Growth Stock Fund's investment in Initial Public Offerings (IPOs) had a significant impact on its performance since inception. There can be no assurance that IPOs will continue to have a positive affect on the portfolio's performance.

The Standard and Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of September 30, 2002, the 600 companies in the composite had a median market capitalization of $422.8 million and total market value of $308.6 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat's database of over 11,289 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.0 billion; the median market capitalization was approximately $700 million. Market capitalization of companies in the Index ranged from $309 billion to $128 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a total market capitalization range of approximately $1.3 billion to $128 million.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

 SCHEDULE OF INVESTMENTS 9/30/02
                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (92.1%)
 CONSUMER DISCRETIONARY (23.6%)
 Aaron Rents, Inc.                                     7,000          $161,000
*Aftermarket Technology Corp.                          6,000            77,580
*AnnTaylor Stores Corporation                         11,900           274,057
*Catalina Marketing Corporation                        6,900           193,752
*Coach, Inc.                                          12,300           314,880
 Fred's, Inc.                                          6,450           192,584
*Getty Images, Inc.                                    6,000           120,360
 The Gymboree Corporation                             23,300           380,023
*Leapfrog Enterprises, Inc.                            1,800            34,020
*LIN TV Corp. - Class A                                5,000           123,750
*Lithia Motors, Inc.                                   2,700            45,927
*O'Reilly Automotive, Inc.                            25,300           724,086
*Orient-Express Hotels, Ltd. - Class A                12,500           170,875
*Palm Harbor Homes, Inc.                               3,600            41,800
 Polaris Industries, Inc.                              2,800           173,600
*Tommy Hilfiger Corporation                           21,200           198,220
*Westwood One, Inc.                                   10,400           371,800
--------------------------------------------------------------------------------
 TOTAL                                                               3,598,314
--------------------------------------------------------------------------------

 CONSUMER STAPLES (1.3%)
*Peet's Coffee & Tea, Inc.                            15,900           203,520
-------------------------------------------------------------------------------

 ENERGY (6.4%)
*Cal Dive International, Inc.                         10,800           217,728
*Energy Partners, Ltd.                                15,200           123,728
*Forest Oil Corporation                                3,400            86,700
*Grant Prideco, Inc.                                  13,700           116,998
*National-Oilwell, Inc.                                9,700           187,986
*Patterson-UTI Energy, Inc.                            9,500           242,345
--------------------------------------------------------------------------------
 TOTAL                                                                 975,485
--------------------------------------------------------------------------------

 FINANCIALS (4.4%)
 Investors Financial Services Corp.                   12,000           324,840
 Radian Group, Inc.                                    5,600           182,896
 W.P. Stewart & Co., Ltd.                              6,000           102,300
 Waddell & Reed Financial, Inc. -
    Class A                                            3,600            63,576
--------------------------------------------------------------------------------
 TOTAL                                                                 673,612
--------------------------------------------------------------------------------

 HEALTHCARE (22.3%)
*Accredo Health, Inc.                                  4,400           209,686
*AmSurg Corporation                                    3,700           111,629
*Apogent Technologies, Inc.                            7,900           147,414
*Bio-Rad Laboratories, Inc. - Class A                  1,800            67,788
*CIMA Labs, Inc.                                       4,000           100,600
*DaVita, Inc.                                         16,300           384,680
*Lincare Holdings, Inc.                               29,000           900,160

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 HEALTHCARE (CONTINUED)
*Patterson Dental Company                              8,500          $435,030
*Province Healthcare Company                          15,500           265,825
*Renal Care Group, Inc.                               12,000           394,680
*Triad Hospitals, Inc.                                 5,000           189,750
*Ventana Medical Systems, Inc.                        10,700           200,411
--------------------------------------------------------------------------------
 TOTAL                                                               3,407,653
--------------------------------------------------------------------------------

 INDUSTRIALS (13.2%)
*Atlantic Coast Airlines Holdings, Inc.                9,300            86,025
 C.H. Robinson Worldwide, Inc.                         9,100           244,881
*Charles River Associates Incorporated                 5,500            91,300
*Cornell Companies, Inc.                               7,000            55,650
*The Corporate Executive
  Board Company                                       13,900           396,845
*Education Management Corporation                      7,600           336,452
*Hewitt Associates, Inc.                               1,100            32,494
*Knight Transportation, Inc.                          12,047           186,729
*MSC Industrial Direct Co., Inc. -
  Class A                                              7,000            74,340
*P.A.M. Transportation Services, Inc.                  6,400           122,112
*Pacer International, Inc.                             9,900           112,365
*Resources Connection, Inc.                           10,500           151,305
 SkyWest, Inc.                                         6,900            90,390
*Tetra Tech, Inc.                                      3,900            31,161
--------------------------------------------------------------------------------
 TOTAL                                                               2,012,049
--------------------------------------------------------------------------------

 INFORMATION TECHNOLOGY (15.3%)
*Amphenol Corporation - Class A                        4,300           133,300
*BARRA, Inc.                                           2,000            54,640
*Brooks-PRI Automation, Inc.                           5,696            65,048
*CACI International, Inc. - Class A                    6,100           216,245
*EPIQ Systems, Inc.                                   12,250           216,335
 Fargo Electronics, Inc.                              11,900            97,580
*Forrester Research, Inc.                              8,600           128,742
*Inforte Corp.                                        11,200            57,344
*MKS Instruments, Inc.                                10,400           113,568
*Nassda Corporation                                    4,000            20,880
*Plexus Corp.                                          4,800            44,400
*Renaissance Learning, Inc.                           10,000           142,100
*TESSCO Technologies Incorporated                     13,592           130,891
*THQ, Inc.                                             8,650           179,920
*UTStarcom, Inc.                                      22,300           340,521
*Varian, Inc.                                         14,400           397,584
--------------------------------------------------------------------------------
 TOTAL                                                               2,339,098
--------------------------------------------------------------------------------

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 MATERIALS (5.6%)
*Airgas, Inc.                                         18,100          $237,653
*BWAY Corporation                                      6,100            84,790
 Cambrex Corporation                                   6,000           220,800
 Minerals Technologies, Inc.                           5,000           185,350
*Silgan Holdings, Inc.                                 4,200           119,448
--------------------------------------------------------------------------------
 TOTAL                                                                 848,041
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
  (COST $15,720,190)                                                14,057,772
--------------------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (7.9%)
 FEDERAL GOVERNMENT & AGENCIES (1.3%)
 Federal Home Loan Discount Note,
  1.68%, 10/23/02                                    200,000           199,795
--------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (6.6%)
 UBS Finance LLC, 1.97%, 10/1/02                   1,000,000         1,000,000
--------------------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
  (COST $1,199,795)                                                  1,199,795
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.0%)
  (COST $16,919,985)^                                               15,257,567
--------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (0.0%)                                     537
--------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $15,258,104
--------------------------------------------------------------------------------

* Non-Income Producing

^ At September 30, 2002, the aggregate cost of securities for federal tax purposes was $16,919,985 and the net unrealized depreciation of investments based on that cost was $1,662,418 which is comprised of $1,225,938 aggregate gross unrealized appreciation and $2,888,356 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

------------------------------
  AGGRESSIVE GROWTH STOCK FUND
------------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of medium- and small-sized companies.

STRATEGY: To identify and invest in companies with above-average potential for growth.

NET ASSETS:  $63.6 million
--------------------------------------------------------------------------------
The Aggressive Growth Stock Fund owns the stocks of emerging growth companies with market capitalizations that have generally been in the range of $1 billion to $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time-to-time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

The Aggressive Growth Stock Fund underperformed its major benchmark, the broadly diversified S&P MidCap 400 Index for the 12 months ended September 2002. The Fund's return for this period was -11.82%, compared with -4.70% for the Index. In this highly volatile market, in which prices of individual stocks often decline precipitously in response to negative news, differences in return between the Fund and the Index are caused mainly by inclusion of different stocks in different proportions. In the early months of the year, small-cap and mid-cap stocks generally performed better than large-cap stocks (as represented by the S&P 500/R Index). More recently, as the market continued to weaken, returns for the large-cap, mid-cap, and small-cap market sectors have been similarly negative.

Within the S&P 400 MidCap Index, all of the 10 industry sectors except consumer staples are down for the year to date. The weakest sectors continue to be telecommunications and technology, while consumer staples and energy have been somewhat stronger.

Within the portfolio, industry groups that performed relatively well were materials, healthcare and consumer discretionary, while technology, industrials and energy did poorly. Performance of industrial companies faltered as expectations for growth were lowered. Energy was also quite weak, despite high commodity prices, as few production companies were spending on oil service.

Stocks that performed relatively well, including Apollo Group, Ball Corporation and Michaels Stores, are those with improving fundamentals and rising investor confidence in their ability to generate earnings growth. Poor performers such as Semtech, Cadence Design, and Brooks-PRI Automation had deteriorating fundamentals; most of the Fund's weakest stocks were technology companies.

In a very difficult market, the Fund continues to abide by its discipline of owning companies considered to be of high quality with credible prospects for long-term growth. A significant cash position makes it possible to take advantage of opportunities to buy stocks of such companies on price weakness, as this jittery market tends to overreact to any hint of bad news. At the end of September, a position in stock index futures provides broad market participation at a time when specific equity opportunities are scarce.

SECTOR ALLOCATION
9/30/02

Industrials                                                                17%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     16%
--------------------------------------------------------------------------------
Information Technology                                                     13%
--------------------------------------------------------------------------------
Healthcare                                                                 13%
--------------------------------------------------------------------------------
S&P MidCap 400 Index Futures                                               12%
--------------------------------------------------------------------------------
Short-term Investments and Other Assets, net                               10%
--------------------------------------------------------------------------------
Financials                                                                  9%
--------------------------------------------------------------------------------
Energy                                                                      6%
--------------------------------------------------------------------------------
Materials                                                                   4%
--------------------------------------------------------------------------------

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
9/30/02

Company                                                           % Net Assets
--------------------------------------------------------------------------------
Lincare Holdings, Inc.                                                    3.5%
Patterson Dental Company                                                  2.9%
The Corporate Executive Board Company                                     2.5%
Intuit, Inc.                                                              2.4%
Investors Financial Services Corp.                                        2.3%
Old Republic International Corporation                                    2.3%
Apollo Group, Inc. - Class A                                              2.2%
Kohl's Corporation                                                        2.0%
Expeditors International of Washington, Inc.                              2.0%
Fiserv, Inc.                                                              1.8%

Sector Allocation and Top 10 Equity Holdings are subject to change.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                                 AGGRESSIVE
                                                GROWTH STOCK
             AGGRESSIVE        AGGRESSIVE           FUND
               GROWTH            GROWTH           CLASS B            S&P
             STOCK FUND        STOCK FUND        REDEMPTION       MIDCAP 400
              CLASS A           CLASS B            VALUE            INDEX
-----------------------------------------------------------------------------
3/31/97         9,524            10,000                             10,000
9/30/97        13,152            13,770                             13,313
3/31/98        14,436            15,059                             14,903
9/30/98        11,329            11,783                             12,475
3/31/99        13,890            14,404                             14,969
9/30/99        16,470            17,024                             15,650
3/31/00        26,047            26,810                             20,669
9/30/00        27,706            28,417                             22,414
3/31/01        18,668            19,094                             19,230
9/30/01        16,201            16,521                             18,157
3/31/02        19,144            19,072                             22,863
9/30/02        14,286            14,474            14,380           17,303

Time period 3/31/97 through 9/30/02.

TOTAL RETURN                                                     Average
                                                                  Annual
                                                    One           Since
For the periods ended September 30, 2002            Year        Inception*
--------------------------------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)          -11.82%         7.65%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                               -4.70%         10.47%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The since inception return for the Aggressive Growth Stock Fund coincides with a period of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurance that this accelerated growth will continue to have a positive effect on the Fund's performance in the future.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund's performance is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of September 30, 2002, the 400 companies in the composite had a median market capitalization of $1.4 billion and a total market value of $672.2 billion. The MidCap 400 represents approximately 6.1% of the market value of Compustat's database of about 11,289 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

 SCHEDULE OF INVESTMENTS 9/30/02
                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (78.9%)
 CONSUMER DISCRETIONARY (16.2%)
*Catalina Marketing Corporation                       22,800          $640,224
*CDW Computer Centers, Inc.                           10,700           453,252
*Dollar Tree Stores, Inc.                             31,350           690,954
*Entercom Communications Corp. -
  Class A                                             15,500           734,235
 Fairmont Hotels & Resorts, Inc.                      28,500           678,300
*Gentex Corporation                                   21,000           570,570
*Getty Images, Inc.                                   29,050           582,743
*Hispanic Broadcasting Corporation -
  Class A                                             19,250           359,013
*Jones Apparel Group, Inc.                            29,300           899,510
*Kohl's Corporation                                   20,750         1,261,807
*Lamar Advertising Company - Class A                  33,900         1,028,865
*Michaels Stores, Inc.                                 7,300           333,610
*The Neiman Marcus Group, Inc. -
  Class A                                             14,800           388,500
*O'Reilly Automotive, Inc.                            25,500           729,810
*PETCO Animal Supplies, Inc.                          42,400           919,660
--------------------------------------------------------------------------------
 TOTAL                                                              10,271,053
--------------------------------------------------------------------------------

 ENERGY (5.7%)
*BJ Services Company                                  28,000           728,000
*Cooper Cameron Corporation                           15,100           630,576
 GlobalSantaFe Corporation                            24,300           543,105
*Grant Prideco, Inc.                                  38,200           326,228
*Nabors Industries, Ltd.                              23,200           759,800
*Weatherford International, Inc.                      17,850           662,949
--------------------------------------------------------------------------------
 TOTAL                                                               3,650,658
--------------------------------------------------------------------------------

 FINANCIALS (9.2%)
 Eaton Vance Corp.                                    13,700           378,668
 Investors Financial Services Corp.                   54,400         1,472,607
 Moody's Corporation                                   7,100           344,350
 Northern Trust Corporation                           10,000           377,000
 Old Republic International Corporation               50,350         1,428,933
 Radian Group, Inc.                                   22,656           739,945
 RenaissanceRe Holdings, Ltd.                          7,800           294,762
 SouthTrust Corporation                               34,250           830,563
--------------------------------------------------------------------------------
 TOTAL                                                               5,866,828
--------------------------------------------------------------------------------

 HEALTHCARE (13.5%)
*Apogent Technologies, Inc.                           29,500           550,470
 Biomet, Inc.                                         29,200           777,596
*Biovail Corporation                                  21,800           538,242
*Health Management Associates, Inc.                   21,700           438,774
*King Pharmaceuticals, Inc.                           19,266           350,063
*Lincare Holdings, Inc.                               71,250         2,211,600
*MedImmune, Inc.                                      14,100           294,267
*Patterson Dental Company                             36,150         1,850,157
*Province Healthcare Company                          39,375           675,281

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 HEALTHCARE (CONTINUED)
*Shire Pharmaceuticals Group PLC, ADR                  9,300          $230,361
*Universal Health Services, Inc. -
  Class B                                             13,400           685,410
--------------------------------------------------------------------------------
 TOTAL                                                               8,602,221
--------------------------------------------------------------------------------

 INDUSTRIALS (17.0%)
*Apollo Group, Inc. - Class A                         32,800         1,427,719
*ARAMARK Corporation - Class B                        12,300           258,300
*The BISYS Group, Inc.                                34,800           581,508
 Cintas Corporation                                   12,200           511,424
*Concord EFS, Inc.                                    28,350           450,198
*The Corporate Executive Board Company                55,488         1,584,183
 Deere & Company                                      17,100           777,195
 Expeditors International of Washington, Inc.         44,400         1,240,536
 Fastenal Company                                     15,900           502,122
*Fiserv, Inc.                                         41,329         1,160,518
 Graco, Inc.                                          18,150           450,120
 Paychex, Inc.                                        29,472           716,759
 SkyWest, Inc.                                        27,900           365,490
*Swift Transportation Co., Inc.                       51,200           798,720
--------------------------------------------------------------------------------
 TOTAL                                                              10,824,792
--------------------------------------------------------------------------------

 INFORMATION TECHNOLOGY (13.6%)
*Brooks-PRI Automation, Inc.                          17,056           194,780
*Cadence Design Systems, Inc.                         38,500           391,545
*Credence Systems Corporation                         43,200           374,112
*Electronic Arts, Inc.                                12,200           804,712
 Fair, Isaac and Company, Inc.                        10,800           353,160
*Intersil Corporation - Class A                       30,850           399,816
*Intuit, Inc.                                         33,900         1,543,466
*Jabil Circuit, Inc.                                  33,550           495,869
*Keane, Inc.                                          28,300           191,025
*Mettler-Toledo International, Inc.                   11,400           296,400
*Microchip Technology Incorporated                    36,187           740,024
*Novellus Systems, Inc.                               17,500           364,175
*QLogic Corporation                                   14,750           384,090
*Semtech Corporation                                  21,700           210,490
*UTStarcom, Inc.                                      32,400           494,748
*VeriSign, Inc.                                        6,400            32,320
*Waters Corporation                                   20,100           487,425
*Zebra Technologies Corporation - Class A             16,400           864,118
--------------------------------------------------------------------------------
 TOTAL                                                               8,622,275
--------------------------------------------------------------------------------

 MATERIALS (3.7%)
 Ball Corporation                                     14,000           705,460
 Praxair, Inc.                                        17,600           899,536
 Sigma-Aldrich Corporation                            15,100           743,977
--------------------------------------------------------------------------------
 TOTAL                                                               2,348,973
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
  (COST $56,913,465)                                                50,186,800
--------------------------------------------------------------------------------

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 MONEY MARKET INVESTMENTS (21.3%)
 FEDERAL GOVERNMENT & AGENCIES (0.9%)
+Federal Home Loan Discount Note,
    1.68%, 10/23/02                                  600,000          $599,384
--------------------------------------------------------------------------------

 FINANCE SERVICES (7.8%)
+Morgan Stanley Dean Witter & Co.,
    1.77%, 10/25/02                                2,500,000         2,497,050
+Preferred Receivable Funding,
    1.84%, 10/15/02                                2,500,000         2,498,269
--------------------------------------------------------------------------------
 TOTAL                                                               4,995,319
--------------------------------------------------------------------------------

 PERSONAL CREDIT INSTITUTIONS (3.9%)
+Household Finance Corp.,
  1.74%, 10/24/02                                  2,500,000         2,497,221
--------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (8.7%)
+Asset Securitization, 1.76%, 10/28/02             2,500,000         2,496,700
 Transamerica Financial Corporation,
  1.75%, 10/23/02                                  2,500,000         2,497,327
+UBS Finance LLC, 1.97%, 10/1/02                     500,000           500,000
--------------------------------------------------------------------------------
 TOTAL                                                               5,494,027
--------------------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
  (COST $13,585,951)                                                13,585,951
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.2%)
  (COST $70,499,416)^                                               63,772,751
--------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-0.2%)                              (123,931)
--------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $63,648,820
--------------------------------------------------------------------------------

*Non-Income Producing

 ADR - American Depositary Receipt

+All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:


                                                                    Unrealized
                                   Number of        Expiration     Appreciation
Issuer                             Contracts           Date       (Depreciation)
--------------------------------------------------------------------------------
  S&P MidCap 400 Index Futures
     (Total notional value at
      9/30/02, $7,904,238)            37               12/02        $(359,013)

^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $70,499,416 and the net unrealized depreciation of investments based on that cost was $6,726,665 which is comprised of $3,602,800 aggregate gross unrealized appreciation and $10,329,465 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

---------------------------
  INTERNATIONAL EQUITY FUND
---------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

PORTFOLIO:  Primarily common stocks of companies in foreign countries.

STRATEGY: To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

NET ASSETS:  $58.7 million
--------------------------------------------------------------------------------

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries located primarily outside the United States. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. Investments are selected based mainly on the attractiveness of individual securities, with geographic regions and industry focus a secondary consideration.

The Fund's value-driven management style, emphasizing financially strong companies with the ability to generate sustainable earnings and pay dividends, has enabled it to outperform its major benchmark, the EAFE Index, over the last year. However, total return was negative, as markets around the world continued to be quite volatile and generally weak. For the 12 months ended September 2002, the Fund recorded a return of -12.10%, better than the EAFE Index, with -15.26%, and the MSCI All Country World Free Index, which had return of -13.06%. Also positive for relative performance was an underweighted position in technology and overweights in the industrial/material sector and utilities. The Fund's position in energy was underweighted, but favorable stock selection within this category also helped performance.

The Fund has benefited in the recent difficult investing environment from a concentration in stable consumer-oriented companies such as Societe Bic, Nestle and Unilever. The advantages of the value-oriented investing style are demonstrated by the success in telecommunications holdings Telecom Corporation of New Zealand and KT Corp., the leading provider of fixed lines in Korea, where broadband penetration is the highest in the world. Both of these companies are financially strong with dominant market positions; they have performed well, in sharp contrast to the telecommunications industry as a whole. South Korea is considered by the Fund's manager to be a nation that is well positioned to develop an increasingly important role in the economy of Southeast Asia and the world, and the leading companies there appear to be committed to sound financial reporting and responsible corporate governance. Samsung, an electronics company that is a longtime Korean holding, has contributed significantly to the Fund's performance over the last year.

The current environment in most world markets requires especially careful stock selection but offers some interesting opportunities to invest in stocks with good long-term prospects and solid dividends that are currently priced below their intrinsic value.

The International Equity Fund is managed for Mason Street Advisors, LLC by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
9/30/02

Continental Europe           39%
----------------------------------
Asia                         28%
----------------------------------
United Kingdom               18%
----------------------------------
North America                 7%
----------------------------------
Australia/New Zealand         6%
----------------------------------
Latin America/Caribbean       2%
----------------------------------

Asset Allocation is based on percentage of equities.

TOP 10 EQUITY HOLDINGS
9/30/02

Company                                                           % Net Assets
--------------------------------------------------------------------------------
Societe Bic SA                                                            2.1%
KT Corp.                                                                  1.7%
CNOOC, Ltd.                                                               1.7%
Australia & New Zealand Banking Group, Ltd.                               1.7%
Nestle SA                                                                 1.7%
Riunione Adriatica di Sicurta SPA                                         1.6%
Telecom Corporation of New Zealand, Ltd.                                  1.6%
ACE, Ltd.                                                                 1.6%
E.On AG                                                                   1.6%
Akzo Nobel NV                                                             1.5%

Asset Allocation and Top 10 Equity Holdings are subject to change.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

PERFORMANCE RELATIVE TO EAFE INDEX

                                      INTERNATIONAL
                                          EQUITY
        INTERNATIONAL  INTERNATIONAL       FUND
            EQUITY         EQUITY        CLASS B
             FUND           FUND        REDEMPTION        EAFE
           CLASS A        CLASS B         VALUE          INDEX
----------------------------------------------------------------
3/31/97      9,524         10,000                        10,000
9/30/97     10,476         10,970                        11,234
3/31/98     10,304         10,749                        11,893
9/30/98      8,122          8,462                        10,326
3/31/99      9,392          9,742                        12,651
9/30/99     10,012         10,357                        13,560
3/31/00     10,980         11,311                        15,870
9/30/00     10,635         10,941                        14,030
3/31/01      9,850         10,094                        11,791
9/30/01      8,576          8,766                        10,013
3/31/02      9,687          9,853                        10,775
9/30/02      7,538          7,633          7,567          8,486

Time period 3/31/97 through 9/30/02.

TOTAL RETURN                                                      Average
                                                                   Annual
                                                One                Since
For the periods ended September 30, 2002        Year             Inception*
--------------------------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)      -12.10%              -4.16%
--------------------------------------------------------------------------------
EAFE Index                                    -15.26%              -2.94%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

 SCHEDULE OF INVESTMENTS 9/30/02
                                   Country        Shares/Par      Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (74.5%)
 AUTOMOBILES & COMPONENTS (1.4%)
 Autoliv, Inc.                     Sweden             14,400          $303,552
 Valeo SA                          France             17,830           511,523
--------------------------------------------------------------------------------
 TOTAL                                                                 815,075
--------------------------------------------------------------------------------

 BANKS (7.1%)
 Australia & New Zealand
  Banking Group, Ltd.              Australia          98,330           942,998
 Banca Nazionale del
  Lavoro SPA                       Italy             301,500           329,243
 Dbs Group Holdings, Ltd.          Singapore         101,000           636,489
*HSBC Holdings PLC                 Hong Kong          75,200           773,737
 Lloyds TSB Group PLC              United Kingdom     99,910           737,671
 Nordea AB                         Sweden            114,530           458,396
 Nordea AB                         Sweden             78,860           312,975
--------------------------------------------------------------------------------
 TOTAL                                                               4,191,509
--------------------------------------------------------------------------------

 CAPITAL GOODS (6.8%)
 Alstom SA                         France             64,034           241,736
 BAE SYSTEMS PLC                   United Kingdom    180,610           545,332
 Hutchison Whampoa, Ltd.           Hong Kong         127,000           734,363
 Invensys PLC                      United Kingdom    385,730           368,509
 KCI Konecranes
  International PLC                Finland            35,290           837,008
 Kurita Water
  Industries, Ltd.                 Japan              49,000           440,734
 Rolls-Royce PLC                   United Kingdom    173,340           272,594
 Volvo AB - Class B                Sweden             37,070           537,713
--------------------------------------------------------------------------------
 TOTAL                                                               3,977,989
--------------------------------------------------------------------------------

 COMMERCIAL SERVICES & SUPPLIES (2.0%)
 Societe Bic SA                    France             36,178         1,197,722
--------------------------------------------------------------------------------

 CONSUMER DURABLES & APPAREL (1.4%)
 Koninklijke Philips
    Electronics NV                 Netherlands        38,467           558,821
 SONY CORPORATION                  Japan               6,600           277,033
--------------------------------------------------------------------------------
 TOTAL                                                                 835,854
--------------------------------------------------------------------------------

 DIVERSIFIED FINANCIALS (2.6%)
 ING Groep NV                      Netherlands        37,200           515,049
 Nomura Holdings, Inc.             Japan              28,200           370,626
 Swire Pacific Limited -
    Class A                        Hong Kong         108,000           425,101
 Swire Pacific Limited -
    Class B                        Hong Kong         296,000           185,959
--------------------------------------------------------------------------------
 TOTAL                                                               1,496,735
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

                                   Country        Shares/Par      Market Value
--------------------------------------------------------------------------------
 ENERGY (6.6%)
 CNOOC, Ltd.                       China              33,740          $950,793
 ENI SPA                           Italy              35,420           485,853
 Husky Energy, Inc.                Canada             40,700           428,502
 Repsol YPF SA                     Spain              65,570           776,947
 Shell Transport & Trading
  Company PLC                      United Kingdom    121,380           723,443
 Total Fina Elf SA                 France              3,970           522,591
--------------------------------------------------------------------------------
 TOTAL                                                               3,888,129
--------------------------------------------------------------------------------

 FOOD & DRUG RETAILING (1.3%)
 J. Sainsbury PLC                  United Kingdom    173,860           765,554
--------------------------------------------------------------------------------

 FOOD BEVERAGE & TOBACCO (3.0%)
*Nestle SA                         Switzerland         4,300           939,859
 Unilever PLC                      United Kingdom     90,940           825,181
--------------------------------------------------------------------------------
 TOTAL                                                               1,765,040
--------------------------------------------------------------------------------

 HEALTHCARE EQUIPMENT & SERVICES (0.6%)
 Amersham PLC                      United Kingdom     40,575           347,670
--------------------------------------------------------------------------------

 INSURANCE (6.9%)
 ACE, Ltd.                         Bermuda            30,070           890,373
 Axa                               France             36,964           362,740
 Riunione Adriatica di
    Sicurta SPA                    Italy              78,240           919,342
 Sompo Japan
    Insurance, Inc.                Japan             118,000           695,943
 Swiss Re                          Switzerland         9,000           506,143
 XL Capital, Ltd.                  Bermuda             9,500           698,250
--------------------------------------------------------------------------------
 TOTAL                                                               4,072,791
--------------------------------------------------------------------------------

 MATERIALS (7.3%)
 Akzo Nobel NV                     Netherlands        26,960           868,569
 AngloGold, Ltd., ADR              South Africa        9,890           263,569
 Barrick Gold Corporation          Canada             14,520           226,560
 BASF AG                           Germany            22,070           767,736
 Bayer AG                          Germany            22,400           386,066
 BHP Billiton, Ltd.                Australia         148,910           732,238
 Hanson PLC                        United Kingdom     86,750           431,097
 Stora Enso Oyj - Class R          Finland            65,000           629,515
--------------------------------------------------------------------------------
 TOTAL                                                               4,305,350
--------------------------------------------------------------------------------

 MEDIA (1.4%)
 United Business
    Media PLC                      United Kingdom    124,630           421,385
 Wolters Kluwer NV                 Netherlands        21,540           389,550
--------------------------------------------------------------------------------
 TOTAL                                                                 810,935
--------------------------------------------------------------------------------

                                   Country        Shares/Par      Market Value
 PHARMACEUTICALS & BIOTECHNOLOGY (3.9%)
 Aventis SA                        France             14,850          $777,802
*CK Life Sciences
  International, Inc.              Hong Kong           2,560               466
 Ono Pharmaceutical
  Co., Ltd.                        Japan              22,000           668,638
*Shire Pharmaceuticals
  Group PLC                        United Kingdom    102,670           831,513
--------------------------------------------------------------------------------
 TOTAL                                                               2,278,419
--------------------------------------------------------------------------------

 REAL ESTATE (0.7%)
 Cheung Kong
  Holdings, Ltd.                   Hong Kong          64,000           404,536
--------------------------------------------------------------------------------

 RETAILING (1.1%)
 Marks & Spencer
  Group PLC                        United Kingdom    127,959           645,943
--------------------------------------------------------------------------------

 TECHNOLOGY HARDWARE & EQUIPMENT (3.4%)
 Alcatel SA                        France             26,610            61,799
 Hitachi, Ltd.                     Japan             123,000           616,313
 NEC Corporation                   Japan              88,000           424,314
 Nortel Networks Corp.             Canada            147,980            73,701
 Samsung Electronics
  Co., Ltd.                        South Korea         3,410           829,065
--------------------------------------------------------------------------------
 TOTAL                                                               2,005,192
--------------------------------------------------------------------------------

 TELECOMMUNICATION SERVICES (8.2%)
 BCE, Inc.                         Canada             32,360           573,267
 Cable & Wireless PLC              United Kingdom    206,887           375,780
 Compania de
  Telecomunicaciones
  de Chile SA                      Chile              13,100           114,494
 KT, Corp., ADR                    South Korea        43,210           958,397
 Nippon Telegraph &
  Telephone Corporation            Japan                 177           588,838
 Philippine Long Distance
  Telephone, Co.                   Philippines        26,590           137,204
 PT Indosat, ADR                   Indonesia          19,000           178,220
 Telecom Corporation of
  New Zealand, Ltd.                New Zealand       395,500           912,608
*Telefonica SA, ADR                Spain              10,244           228,851
 Telefonos de
  Mexico SA, ADR                   Mexico             25,750           724,863
--------------------------------------------------------------------------------
 TOTAL                                                               4,792,522
--------------------------------------------------------------------------------

 TRANSPORTATION (2.7%)
 British Airways PLC               United Kingdom    107,030           161,583
 Deutsche Post AG                  Germany            79,540           656,355
 Nippon Express Co., Ltd.          Japan             172,000           775,653
--------------------------------------------------------------------------------
 TOTAL                                                               1,593,591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

                                   Country        Shares/Par      Market Value
--------------------------------------------------------------------------------
 UTILITIES (6.1%)
 E.On AG                           Germany            18,680          $880,566
 Endesa SA                         Spain              59,630           539,204
 Hong Kong Electric
  Holdings Limited                 Hong Kong         192,248           818,334
 Iberdrola SA                      Spain              44,510           576,230
 International Power PLC           United Kingdom    175,270           231,529
 Korea Electric Power Corp.        South Korea        31,300           525,172
--------------------------------------------------------------------------------
 TOTAL                                                               3,571,035
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
  (COST $59,494,768)                                                43,761,591
--------------------------------------------------------------------------------

 PREFERRED STOCK (0.4%)
 ENERGY (0.4%)
 Petroleo Brasileiro SA            Brazil             23,390           221,022
--------------------------------------------------------------------------------
 TOTAL PREFERRED STOCK
  (COST $542,715)                                                      221,022
--------------------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (25.2%)
 ASSET-BACKED SECURITIES (4.3%)
 Asset Securitization
  Cooperative Corp.,
  1.76%, 10/11/02                  United States   2,500,000         2,498,778
--------------------------------------------------------------------------------

 FINANCE LESSORS (4.3%)
 Preferred Receivable
  Funding Corp.,
  1.74%, 10/15/02                  United States   2,500,000         2,498,269
--------------------------------------------------------------------------------

 PERSONAL CREDIT INSTITUTIONS (4.2%)
 Household Finance Corp.,
    1.74%, 10/24/02                United States   2,500,000         2,497,221
--------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (12.4%)
 American Express, Co.,
    1.74%, 10/28/02                United States   2,500,000         2,496,737
 Morgan Stanley Dean
    Witter & Co.,
    1.77%, 10/25/02                United States   2,500,000         2,497,050
 UBS AG Finance
    Delaware, Inc.,
    1.97%, 10/1/02                 United States   2,300,000         2,300,000
--------------------------------------------------------------------------------
 TOTAL                                                               7,293,787
--------------------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $14,788,055)                                               14,788,055
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.1%)
   (COST $74,825,538)^                                              58,770,668
--------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-0.1%)                               (78,497)
--------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $58,692,171
--------------------------------------------------------------------------------

*Non-Income Producing

 ADR - American Depositary Receipt

^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $74,825,538 and the net unrealized depreciation of investments based on that cost was $16,054,870 which is comprised of $4,416,840 aggregate gross unrealized appreciation and $20,471,710 aggregate gross unrealized depreciation.

INVESTMENT PERCENTAGES BY COUNTRY:
 United Kingdom                 13.1%
 Japan                           8.3%
 Hong Kong                       7.3%
 France                          6.3%
 Germany                         4.6%
 Other                          60.4%
-------------------------------------
 TOTAL                        100.00%
-------------------------------------

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------

                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                             INDEX 400 STOCK FUND

-----------------------
  INDEX 400 STOCK FUND
-----------------------
--------------------------------------------------------------------------------
  OBJECTIVE: To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap 400 Index.

  PORTFOLIO: Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

  STRATEGY: To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to weightings in the index.

  NET ASSETS:  $63.0 million
--------------------------------------------------------------------------------

The Index 400 Stock Fund is designed to achieve results that approximate the performance of the S&P MidCap 400 Index. The Fund provides investors a low-cost way to invest in the middle-capitalization sector of the equity market. The Fund invests in the stocks in the S&P MidCap 400 Index in proportion to their weightings in the Index in order to attempt to achieve the Fund's objective of matching the performance of the S&P MidCap 400 Index. The S&P MidCap 400 Index comprises stocks of medium-sized companies, generally smaller than those included in the S&P 500(R) Index. As of September 30, 2002, the 400 companies in the Index had total market value of $666 billion. The median market value was $1.4 billion; the weighted average was $2.5 billion. Market value of companies included in the Index ranged from $48 million to $7.2 billion.

Because the S&P MidCap 400 Index is an unmanaged index, its return does not reflect the deduction of expenses that exist with a mutual fund. The Fund continues to achieve its objective of matching performance of the S&P MidCap 400 Index before expenses.

Sector Allocation
9/30/02

Financials                       19%
--------------------------------------
Consumer Discretionary           17%
--------------------------------------
Healthcare                       14%
--------------------------------------
Industrials                      13%
--------------------------------------
Information  Technology          11%
--------------------------------------
Energy                            7%
--------------------------------------
Utilities                         7%
--------------------------------------
Consumer Staples                  6%
--------------------------------------
Materials                         5%
--------------------------------------
Telecommunication Services        1%
--------------------------------------

Sector Allocation is based on equities.
Sector Allocation and Top 10 Equity Holdings are subject to change.


TOP 10 EQUITY HOLDINGS
9/30/02

Company                                % Net Assets
----------------------------------------------------
M&T Bank Corporation                            1.0%
Gilead Sciences, Inc.                           0.9%
IDEC Pharmaceuticals Corporation                0.9%
The Washington Post Company - Class B           0.8%
Quest Diagnostics Incorporated                  0.8%
Affiliated Computer Services, Inc. - Class A    0.8%
National Commerce Financial Corporation         0.7%
L-3 Communications Holdings, Inc.               0.7%
Weatherford International, Ltd.                 0.7%
Symantec Corporation                            0.7%

PERFORMANCE RELATIVE TO S&P MidCap 400 Index

                                                INDEX 400
             INDEX 400        INDEX 400        STOCK FUND
            STOCK FUND        STOCK FUND         CLASS B         S&P MIDCAP
              CLASS A          CLASS B      REDEMPTION VALUE     400 INDEX
--------------------------------------------------------------------------------
7/12/99        9,524          10,000                               10,000
9/30/99        8,648           9,070                                9,051
3/31/00       11,411          11,938                               11,954
9/30/00       12,325          12,856                               12,963
3/31/01       10,542          10,967                               11,122
9/30/01        9,961          10,326                               10,501
3/31/02       12,508          12,799                               13,223
9/30/02        9,452           9,734             9,485             10,007

Time period 7/12/99 through 9/30/02.

TOTAL RETURN                                               Average
                                                           Annual
                                                One         Since
For the periods ended September 30, 2002        Year     Inception*
------------------------------------------------------------------------------
Index 400 Stock Fund
(Class A - without initial sales charge)      -5.11%      -0.24%
------------------------------------------------------------------------------
S&P MidCap 400 Index                          -4.70%       0.02%
------------------------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of September 30, 2002, the 400 companies in the composite had a median market capitalization of $1.4 billion and a total market value of $672.2 billion. The MidCap 400 represents approximately 6.1% of the market value of Compustat's database of about 11,289 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             INDEX 400 STOCK FUND

 SCHEDULE OF INVESTMENTS 9/30/02
                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (91.9%)
 CONSUMER DISCRETIONARY (15.5%)
*99 Cents Only Stores                                  6,100          $126,270
*Abercrombie & Fitch Co. - Class A                     8,600           169,162
*American Eagle Outfitters, Inc.                       6,250            75,375
 ArvinMeritor, Inc.                                    5,875           109,863
 Bandag Incorporated                                   1,800            54,900
*Barnes & Noble, Inc.                                  5,900           124,844
 Belo Corp. - Class A                                  9,700           212,236
*BJ's Wholesale Club, Inc.                             6,200           117,862
 Blyth, Inc.                                           4,000           111,600
 Bob Evans Farms, Inc.                                 3,000            71,100
*Borders Group, Inc.                                   7,100           112,180
 BorgWarner, Inc.                                      2,300           114,172
*Brinker International, Inc.                           8,550           221,445
 Callaway Golf Company                                 6,800            70,720
*Catalina Marketing Corporation                        4,800           134,784
 CBRL Group, Inc.                                      4,600           104,972
*CDW Computer Centers, Inc.                            7,500           317,700
*The Cheesecake Factory Incorporated                   4,400           131,252
 Claire's Stores, Inc.                                 4,200            91,560
 Clayton Homes, Inc.                                  12,000           131,760
*Coach, Inc.                                           7,700           197,120
*Copart, Inc.                                          7,900            85,715
 D.R. Horton, Inc.                                    12,700           236,474
*Dollar Tree Stores, Inc.                              9,850           217,094
*Emmis Communications Corporation -
    Class A                                            4,600            87,400
*Entercom Communications Corp. -
    Class A                                            4,300           203,691
*Extended Stay America, Inc.                           8,100           102,870
 Federal Signal Corporation                            3,900            71,838
*Furniture Brands International, Inc.                  4,900           112,455
*Gentex Corporation                                    6,600           179,322
*GTECH Holdings Corporation                            5,000           124,100
 Harte-Hanks, Inc.                                     8,250           153,533
*Hispanic Broadcasting Corporation -
    Class A                                            9,500           177,175
 International Speedway Corporation -
    Class A                                            4,600           182,758
 Krispy Kreme Doughnuts, Inc.                          4,700           146,922
 Lancaster Colony Corporation                          3,200           134,784
*Lear Corporation                                      5,700           237,405
 Lee Enterprises Incorporated                          3,800           124,868
 Lennar Corporation                                    5,600           312,368
*Macrovision Corporation                               4,500            55,035
*Mandalay Resort Group                                 5,900           197,945
 Media General, Inc. - Class A                         2,000           101,700
*Michaels Stores, Inc.                                 5,800           265,060

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY (CONTINUED)
 Modine Manufacturing Company                          2,900           $55,158
*Mohawk Industries, Inc.                               5,900           292,935
*The Neiman Marcus Group, Inc. -
    Class A                                            4,200           110,250
*Outback Steakhouse, Inc.                              6,700           184,116
*Papa John's International, Inc.                       1,800            52,434
*Park Place Entertainment Corporation                 26,300           209,085
*Payless ShoeSource, Inc.                              2,007           108,398
*PETsMART, Inc.                                       11,600           206,596
 Pier 1 Imports, Inc.                                  8,200           156,374
 The Reader's Digest Association, Inc. -
    Class A                                            8,700           136,155
 Ross Stores, Inc.                                     6,900           245,916
*Saks Incorporated                                    12,400           130,572
*Scholastic Corporation                                3,400           151,912
*Six Flags, Inc.                                       8,000            28,160
 Superior Industries International, Inc.               2,300           108,284
*The Timberland Company - Class A                      3,300           104,544
*Unifi, Inc.                                           4,700            29,469
*United Rentals, Inc.                                  6,700            56,548
 The Washington Post Company - Class B                   800           519,199
*Westwood One, Inc.                                    9,300           332,475
*Williams-Sonoma, Inc.                                10,000           236,300
--------------------------------------------------------------------------------
 TOTAL                                                               9,766,269
--------------------------------------------------------------------------------


 CONSUMER STAPLES (5.5%)
 Church & Dwight Co., Inc.                             3,400           112,710
*Constellation Brands, Inc. - Class A                  7,700           177,870
*Dean Foods Company                                    7,858           312,591
 The Dial Corporation                                  8,300           178,118
 Dole Food Company, Inc.                               4,900           142,247
 Dreyer's Grand Ice Cream, Inc.                        3,000           209,580
 Hormel Foods Corporation                             12,100           264,748
 Interstate Bakeries Corporation                       3,800           100,966
 The J.M. Smucker Company                              4,280           157,076
 Longs Drug Stores Corporation                         3,300            76,197
 McCormick & Company Incorporated                     12,100           275,880
 Pennzoil-Quaker State Company                         7,000           153,790
 PepsiAmericas, Inc.                                  13,500           191,700
 Ruddick Corporation                                   4,000            60,760
 Sensient Technologies Corporation                     4,200            88,746
*Smithfield Foods, Inc.                                9,600           150,720
 Tootsie Roll Industries, Inc.                         4,517           134,245
 Tyson Foods, Inc. - Class A                          30,790           358,088
 Universal Corporation                                 2,300            80,661
*Whole Foods Market, Inc.                              4,900           209,916
--------------------------------------------------------------------------------
 TOTAL                                                               3,436,609
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                             INDEX 400 STOCK FUND

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 ENERGY (6.4%)
*Cooper Cameron Corporation                            4,700        $  196,272
 ENSCO International Incorporated                     12,900           323,016
 Equitable Resources, Inc.                             5,500           190,025
*FMC Technologies, Inc.                                5,699            95,515
*Forest Oil Corporation                                4,100           104,550
*Grant Prideco, Inc.                                   9,700            82,838
*Hanover Compressor Company                            5,700            47,310
 Helmerich & Payne, Inc.                               4,300           147,189
 Murphy Oil Corporation                                4,000           328,280
*National-Oilwell, Inc.                                7,100           137,598
 Noble Energy, Inc.                                    5,000           169,850
 Ocean Energy, Inc.                                   15,300           305,235
 Overseas Shipholding Group, Inc.                      3,000            45,840
*Patterson-UTI Energy, Inc.                            6,900           176,019
*Pioneer Natural Resources Company                    10,100           244,925
*Pride International, Inc.                            11,600           150,800
*Smith International, Inc.                             8,800           257,928
 Tidewater, Inc.                                       5,300           143,047
 Valero Energy Corporation                             9,200           243,524
*Varco International, Inc.                             8,367           141,570
*Weatherford International, Ltd.                      11,300           419,682
 Western Gas Resources, Inc.                           2,900            90,625
--------------------------------------------------------------------------------
 TOTAL                                                               4,041,638
--------------------------------------------------------------------------------

 FINANCIALS (17.8%)
 A.G. Edwards, Inc.                                    7,000           223,860
 Allmerica Financial Corporation                       4,600            55,200
 American Financial Group, Inc.                        6,000           138,120
*AmeriCredit Corp.                                     7,400            59,718
 AmerUs Group Co.                                      3,500            99,260
 Arthur J. Gallagher & Co.                             7,500           184,875
 Associated Banc-Corp                                  6,641           210,719
 Astoria Financial Corporation                         7,800           190,320
 Bank of Hawaii Corporation                            5,900           164,610
 Banknorth Group, Inc.                                12,800           304,000
 City National Corporation                             4,400           205,788
 The Colonial BancGroup, Inc.                         10,500           130,200
 Commerce Bancorp, Inc.                                5,800           240,758
 Compass Bancshares, Inc.                             11,100           328,893
*E*TRADE Group, Inc.                                  30,900           137,505
 Eaton Vance Corp.                                     6,100           168,604
 Everest Re Group, Ltd.                                4,500           246,870
 Fidelity National Financial, Inc.                     8,290           238,172
 First Virginia Banks, Inc.                            6,200           231,260
 FirstMerit Corporation                                7,400           158,508
 Golden State Bancorp, Inc.                           11,300           365,216
 Greater Bay Bancorp                                   4,400            80,036
 GreenPoint Financial Corp.                            8,700           363,138
 HCC Insurance Holdings, Inc.                          5,400           129,654

--------------------------------------------------------------------------------
                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 FINANCIALS (CONTINUED)
 Hibernia Corporation - Class A                       13,900       $   277,861
 Horace Mann Educators Corporation                     3,600            52,920
 Hospitality Properties Trust                          5,400           178,848
 Independence Community Bank Corp.                     5,000           124,100
*IndyMac Bancorp, Inc.                                 5,300           102,131
*Investment Technology Group, Inc.                     4,300           125,818
 Investors Financial Services Corp.                    5,600           151,592
*LaBranche & Co., Inc.                                 5,100           103,275
 Legg Mason, Inc.                                      5,600           238,336
 Leucadia National Corporation                         4,800           163,200
 M&T Bank Corporation                                  8,100           638,360
 Mercantile Bankshares Corporation                     6,100           232,837
 Metris Companies, Inc.                                5,000            11,550
 The MONY Group, Inc.                                  4,200           103,614
 National Commerce Financial
    Corporation                                       17,920           448,896
 Neuberger Berman, Inc.                                6,150           165,743
 New Plan Excel Realty Trust, Inc.                     8,300           153,052
 New York Community Bancorp, Inc.                      9,300           261,981
 Ohio Casualty Corporation                             5,300            86,284
 Old Republic International Corporation               10,500           297,990
 The PMI Group, Inc.                                   7,800           212,238
 Protective Life Corporation                           6,000           184,620
 Provident Financial Group, Inc.                       4,300           107,887
 Radian Group, Inc.                                    8,200           267,812
 Roslyn Bancorp, Inc.                                  7,400           128,834
 SEI Investments Company                               9,600           229,248
*Silicon Valley Bancshares                             4,000            67,720
 Sovereign Bancorp, Inc.                              22,700           292,830
 StanCorp Financial Group, Inc.                        2,600           137,540
 TCF Financial Corporation                             6,600           279,378
 Unitrin, Inc.                                         5,900           181,130
 Waddell & Reed Financial, Inc. -
    Class A                                            7,000           123,620
 Webster Financial Corporation                         4,300           144,394
 Westamerica Bancorporation                            2,900           116,812
 Wilmington Trust Corporation                          5,700           164,844
--------------------------------------------------------------------------------
 TOTAL                                                              11,212,579
--------------------------------------------------------------------------------

 HEALTHCARE (13.0%)
*AdvancePCS                                            8,000           180,240
*Apogent Technologies, Inc.                            9,300           173,538
*Apria Healthcare Group, Inc.                          4,700           110,732
*Barr Laboratories, Inc.                               3,800           236,702
 Beckman Coulter, Inc.                                 5,400           208,980
*Charles River Laboratories                            3,900           153,075
*Covance, Inc.                                         5,400           105,678
*Cytyc Corporation                                    10,700           114,704
 DENTSPLY International, Inc.                          6,800           273,156

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             INDEX 400 STOCK FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 HEALTHCARE (CONTINUED)
*Edwards Lifesciences Corporation                      5,200          $133,068
*Express Scripts, Inc. - Class A                       6,900           376,188
*First Health Group Corp.                              8,800           238,656
*Gilead Sciences, Inc.                                17,000           570,011
*Health Net, Inc.                                     10,900           233,805
*Henry Schein, Inc.                                    3,800           200,450
 Hillenbrand Industries, Inc.                          5,500           298,650
 ICN Pharmaceuticals, Inc.                             7,200            65,232
*IDEC Pharmaceuticals Corporation                     13,300           552,216
*Incyte Genomics, Inc.                                 5,900            27,376
*IVAX Corporation                                     17,000           208,590
*LifePoint Hospitals, Inc.                             3,400           106,039
*Lincare Holdings, Inc.                                9,400           291,776
*Millennium Pharmaceuticals, Inc.                     24,500           228,340
 Mylan Laboratories, Inc.                             11,000           360,140
 Omnicare, Inc.                                        8,200           173,184
*Oxford Health Plans, Inc.                             7,700           299,838
*PacifiCare Health Systems, Inc.                       3,000            69,270
*Patterson Dental Company                              5,900           301,962
*Perrigo Company                                       6,300            66,969
*Protein Design Labs, Inc.                             7,700            63,910
*Quest Diagnostics Incorporated                        8,400           516,852
*Sepracor, Inc.                                        7,300            38,252
*Sicor, Inc.                                          10,100           153,621
*STERIS Corporation                                    6,000           149,460
*Triad Hospitals, Inc.                                 6,314           239,616
*Universal Health Services, Inc. - Class B             5,200           265,980
*Varian Medical Systems, Inc.                          5,900           253,641
*Vertex Pharmaceuticals Incorporated                   6,600           122,034
*VISX Incorporated                                     4,700            43,381
--------------------------------------------------------------------------------
 TOTAL                                                               8,205,312
--------------------------------------------------------------------------------

 INDUSTRIALS (11.9%)
 AGCO Corporation                                      6,500           150,800
 Airborne, Inc.                                        4,200            47,628
*Alaska Air Group, Inc.                                2,300            40,710
*Albany International Corp. - Class A                  2,816            53,448
 Alexander & Baldwin, Inc.                             3,600            80,100
 AMETEK, Inc.                                          2,900            84,448
*Atlas Air Worldwide Holdings, Inc.                    3,300             7,953
 Banta Corporation                                     2,200            78,100
*The BISYS Group, Inc.                                10,400           173,784
 C.H. Robinson Worldwide, Inc.                         7,400           199,134
 Carlisle Companies Incorporated                       2,600            95,368
 Ceridian Corporation                                 12,900           183,825
*Certegy, Inc.                                         6,100           122,610
*CheckFree Corporation                                 6,800            77,384
*ChoicePoint, Inc.                                     7,433           264,912
 CNF, Inc.                                             4,200           131,838

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 INDUSTRIALS (CONTINUED)
*CSG Systems International, Inc.                       4,600          $ 50,140
*DeVry, Inc.                                           6,100           113,582
 Donaldson Company, Inc.                               3,800           130,454
*DST Systems, Inc.                                    10,400           306,488
*The Dun & Bradstreet Corporation                      6,500           218,465
*Dycom Industries, Inc.                                4,200            38,472
*Education Management Corporation                      3,000           132,810
*EGL, Inc.                                             4,200            46,242
*Energizer Holdings, Inc.                              8,000           243,200
 Expeditors International of
    Washington, Inc.                                   9,000           251,460
 Fastenal Company                                      6,600           208,428
 Flowserve Corporation                                 4,800            48,000
 GATX Corporation                                      4,300            85,140
 Granite Construction Incorporated                     3,600            59,328
 Harsco Corporation                                    3,500            95,165
 Herman Miller, Inc.                                   6,600           117,216
 HON INDUSTRIES, Inc.                                  5,100           129,795
 Hubbell Incorporated - Class B                        5,100           148,257
*J.B. Hunt Transport Services, Inc.                    3,200            75,360
*Jacobs Engineering Group, Inc.                        4,700           145,136
 Kaydon Corporation                                    2,600            52,104
 Kelly Services, Inc. - Class A                        3,100            67,177
 Kennametal, Inc.                                      3,000            96,360
*Korn/Ferry International                              3,300            25,872
*L-3 Communications Holdings, Inc.                     8,100           426,869
 Manpower, Inc.                                        6,600           193,644
*NCO Group, Inc.                                       2,300            26,381
 Nordson Corporation                                   2,900            68,846
 Pentair, Inc.                                         4,300           159,831
 Pittston Brink's Group                                4,700           105,280
 Precision Castparts Corp.                             4,500            97,560
*Quanta Services, Inc.                                 5,300            11,024
*Republic Services, Inc.                              14,500           272,600
 Rollins, Inc.                                         2,600            50,440
*Sequa Corporation - Class A                             900            46,890
 Sotheby's Holdings, Inc. - Class A                    5,400            37,800
*SPX Corporation                                       3,600           363,240
 Stewart & Stevenson Services, Inc.                    2,500            24,450
*Swift Transportation Co., Inc.                        7,500           117,000
*Sylvan Learning Systems, Inc.                         3,451            47,210
 Tecumseh Products Company - Class A                   1,600            67,136
 Teleflex Incorporated                                 3,400           154,972
 Trinity Industries, Inc.                              4,000            65,840
*Valassis Communications, Inc.                         4,700           164,829
 Viad Corp.                                            7,700           157,311
 Wallace Computer Services, Inc.                       3,600            63,540
 York International Corporation                        3,400            95,880
--------------------------------------------------------------------------------
 TOTAL                                                               7,495,266
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                             INDEX 400 STOCK FUND

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY (10.0%)
*3Com Corporation                                     31,000          $122,140
*Activision, Inc.                                      5,800           138,794
*Acxiom Corporation                                    7,600           107,768
*ADTRAN, Inc.                                          3,400            53,040
 Advanced Fibre Communications, Inc.                   7,200            95,544
*Advent Software, Inc.                                 3,000            34,350
*Affiliated Computer Services, Inc. -
    Class A                                           11,500           489,325
*Arrow Electronics, Inc.                               8,700           109,881
*Ascential Software Corporation                       22,200            41,248
*Atmel Corporation                                    40,700            42,816
 Avnet, Inc.                                          10,400           112,216
*Avocent Corporation                                   3,900            52,182
*Cabot Microelectronics Corporation                    2,085            77,645
*Cadence Design Systems, Inc.                         23,100           234,927
*Cirrus Logic, Inc.                                    7,200            18,360
*CommScope, Inc.                                       5,400            36,612
*Credence Systems Corporation                          5,300            45,898
*Cree, Inc.                                            6,300            78,750
*Cypress Semiconductor Corporation                    10,700            70,192
 Diebold Incorporated                                  6,300           207,396
*Fairchild Semiconductor International,
    Inc. - Class A                                     9,900            93,753
*FEI Company                                           2,800            40,460
*Gartner Group, Inc. - Class B                         7,400            59,200
 Harris Corporation                                    5,800           194,242
*Imation Corp.                                         3,100            87,823
*InFocus Corporation                                   3,400            25,908
*Integrated Device Technology, Inc.                    9,100            95,004
*International Rectifier Corporation                   5,500            85,910
*Internet Security Systems, Inc.                       4,200            51,744
*Intersil Corporation - Class A                       11,800           152,928
 Jack Henry & Associates, Inc.                         7,900            98,197
*Keane, Inc.                                           6,600            44,550
*KEMET Corporation                                     7,500            64,125
*Lam Research Corporation                             11,100            98,790
*Lattice Semiconductor Corporation                     9,500            59,090
*Legato Systems, Inc.                                  9,900            27,304
*LTX Corporation                                       4,200            19,152
*Macromedia, Inc.                                      5,100            39,423
*McDATA Corporation - Class A                          9,900            53,757
*Mentor Graphics Corporation                           5,700            27,816
*Micrel Incorporated                                   8,100            49,896
*Microchip Technology Incorporated                    17,400           355,830
*MIPS Technologies, Inc. - Class B                     3,400             4,148
*MPS Group, Inc.                                       8,600            49,880
 National Instruments Corporation                      4,500            98,505
*Network Associates, Inc.                             13,500           143,505

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY (continued)
 Newport Corporation                                   3,300           $37,224
*Plantronics, Inc.                                     4,000            65,200
*Plexus Corp.                                          3,600            33,300
*Polycom, Inc.                                         8,700            59,073
*Powerwave Technologies, Inc.                          5,700            19,323
*Quantum Corporation - DLT &
    Storage Systems                                   13,600            30,056
*Retek, Inc.                                           4,500            16,200
 The Reynolds and Reynolds
    Company - Class A                                  6,100           136,884
*RF Micro Devices, Inc.                               14,600            87,600
*RSA Security, Inc.                                    4,900            16,464
*SanDisk Corporation                                   6,000            78,660
*Semtech Corporation                                   6,400            62,080
*Storage Technology Corporation                        9,200            96,692
*Sybase, Inc.                                          8,600            99,932
*Sykes Enterprises Incorporated                        3,500            14,735
*Symantec Corporation                                 12,400           417,508
*Synopsys, Inc.                                        6,800           259,420
*Tech Data Corporation                                 4,900           129,360
*The Titan Corporation                                 6,700            64,320
*Transaction Systems Architects, Inc. -
    Class A                                            3,100            19,220
*TriQuint Semiconductor, Inc.                         11,437            40,373
*Varian, Inc.                                          2,900            80,069
*Vishay Intertechnology, Inc.                         13,900           122,320
*Wind River Systems, Inc.                              6,900            22,218
--------------------------------------------------------------------------------
 TOTAL                                                               6,298,255
--------------------------------------------------------------------------------

 MATERIALS (4.4%)
 A. Schulman, Inc.                                     2,500            43,325
*Airgas, Inc.                                          6,100            80,093
 AK Steel Holding Corporation                          9,400            68,714
 Albemarle Corporation                                 3,600            91,044
 Arch Coal, Inc.                                       4,600            76,130
 Bowater Incorporated                                  4,800           169,440
 Cabot Corporation                                     5,400           113,400
 Carpenter Technology Corporation                      1,900            24,700
 Crompton Corporation                                  9,878            99,274
*Cytec Industries, Inc.                                3,500            76,825
 Ferro Corporation                                     3,400            78,540
*FMC Corporation                                       3,000            77,460
*GrafTech International, Ltd.                          4,900            35,525
 H.B. Fuller Company                                   2,500            66,500
 IMC Global, Inc.                                     10,000           120,500
 Longview Fibre Company                                4,400            30,536
 The Lubrizol Corporation                              4,500           127,215
 Lyondell Chemical Company                            13,800           164,772

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                             INDEX 400 STOCK FUND

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 MATERIALS (CONTINUED)
 Martin Marietta Materials, Inc.                       4,200       $   136,794
 Minerals Technologies, Inc.                           1,800            66,726
 Olin Corporation                                      4,100            67,158
 P.H. Glatfelter Company                               3,800            43,890
*Packaging Corporation of America                      9,200           161,092
 Potlatch Corporation                                  2,500            71,700
 Rayonier, Inc.                                        2,400           100,584
 RPM, Inc.                                            10,000           140,600
 Solutia, Inc.                                         9,100            47,502
 Sonoco Products Company                               8,400           179,004
 The Valspar Corporation                               4,400           164,120
 Wausau-Mosinee Paper Corporation                      4,500            41,445
--------------------------------------------------------------------------------
 TOTAL                                                               2,764,608
--------------------------------------------------------------------------------

 TELECOMMUNICATION SERVICES (0.6%)
*Broadwing, Inc.                                      19,100            37,818
*Price Communications Corporation                      4,800            54,240
 Telephone and Data Systems, Inc.                      5,100           257,295
--------------------------------------------------------------------------------
 TOTAL                                                                 349,353
--------------------------------------------------------------------------------

 UTILITIES (6.8%)
 AGL Resources, Inc.                                   4,900           108,241
 ALLETE, Inc.                                          7,400           159,840
 Alliant Energy Corporation                            7,900           152,075
 American Water Works Company, Inc.                    8,700           388,542
 Aquila, Inc.                                         15,600            63,960
 Black Hills Corporation                               2,300            60,237
 Cleco Corporation                                     3,900            52,533
 DPL, Inc.                                            11,000           180,950
 DQE, Inc.                                             6,200            93,000
 Energy East Corporation                              12,600           249,606
 Great Plains Energy Incorporated                      5,400           103,410
 Hawaiian Electric Industries, Inc.                    3,100           133,610
 IDACORP, Inc.                                         3,300            80,289
 MDU Resources Group, Inc.                             6,200           141,546
 National Fuel Gas Company                             7,000           139,090
 Northeast Utilities                                  12,000           202,800
 NSTAR                                                 4,600           181,930
 OGE Energy Corp.                                      6,800           114,716
 ONEOK, Inc.                                           5,300           100,170
 Pepco Holdings, Inc.                                 14,200           283,290
 PNM Resources, Inc.                                   3,400            67,320
 Puget Energy, Inc.                                    7,600           155,116
 Questar Corporation                                   7,100           162,164
 SCANA Corporation                                     9,100           236,782
 Sierra Pacific Resources                              8,858            54,034
 Vectren Corporation                                   5,900           129,800
 Westar Energy, Inc.                                   6,200            62,372

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 UTILITIES (CONTINUED)
 WGL Holdings, Inc.                                    4,200          $100,422
 Wisconsin Energy Corporation                         10,000           243,000
+WPS Resources Corporation                             2,700            95,688
--------------------------------------------------------------------------------
 TOTAL                                                               4,296,533
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
   (COST $72,052,544)                                               57,866,422
--------------------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (8.1%)
 FINANCE SERVICES (3.8%)
+Preferred Receivable Funding,
    1.84%, 10/15/02                                2,400,000         2,398,282
--------------------------------------------------------------------------------

 GENERAL GOVERNMENT (0.8%)
+Federal Home Loan Discount Note,
    1.69%, 10/25/02                                  500,000           499,437
--------------------------------------------------------------------------------

 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (3.0%)
+Quincy Capital Corp.,
    1.77%, 10/21/02                                1,900,000         1,898,132
--------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (0.5%)
+UBS Finance LLC, 1.97%, 10/1/02                     300,000           300,000
--------------------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $5,095,851)                                                 5,095,851
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.0%)
   (COST $77,148,395)^                                              62,962,273
--------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (0.0%)                                  30,669
--------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $62,992,942
--------------------------------------------------------------------------------

*Non-Income Producing

+All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                   Unrealized
                                          Number of  Expiration   Appreciation
 Issuer                                   Contracts      Date     (Depreciation)
------------------------------------------------------------------------------
 S&P MidCap 400 Index Futures
    (Total notional value at
       9/30/02, $5,172,412)                   24        12/02     $(278,212)

^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $77,148,395 and the net unrealized depreciation of investments based on that cost was $14,186,122 which is comprised of $4,453,285 aggregate gross unrealized appreciation and $18,639,407 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                              GROWTH STOCK FUND

------------------
 GROWTH STOCK FUND
------------------
--------------------------------------------------------------------------------
  OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

  PORTFOLIO: A diversified mix of high-quality growth stocks in medium and large companies.

  STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

  NET ASSETS:  $59.4 million
--------------------------------------------------------------------------------

The Growth Stock Fund is invested in companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. The Fund remains close to fully invested, with S&P Index(R) Futures used at times to maintain the desired degree of market exposure.

Although returns from almost all equity portfolios have been negative over the last year, the Growth Stock Fund has performed relatively well. For the 12 months ended September 2002, the Fund's total return was -15.26%, more than five percentage points better than the S&P 500(R) Index, which had total return of -20.49%. The positive effect of stock selection and industry sector emphasis underscore the long-term soundness of the Fund's guiding philosophy of holding a diversified portfolio of high-quality securities. Holdings are focused on companies that have strong fundamentals and are well-financed with consistent, visible earnings growth that can be independent of broad economic trends. This strategy has proven successful in a variety of market conditions and it continues to work in this challenging market. An ongoing theme is the selection of stocks that are current or emerging leaders in their industries, often mid-cap companies that are not yet well recognized in the market.
An example of such a stock is Ecolab, a leader in premium commercial cleaning and sanitizing products and services, with special strength in the hospitality industry.

A strong emphasis on consumer stocks has been beneficial during a period when consumer spending continued strong while the industrial economy was weak. At the end of September, the consumer staples and consumer discretionary sectors together represented 42% of holdings, compared with 24% of the value of the S&P. The overweighting has become more pronounced as these stocks have outperformed the generally weak market. Within the consumer sector, major holdings are retailers Kohl's and Wal-Mart, as well as PepsiCo and Harley-Davidson.

The Fund benefited from significantly underweighted positions in technology and telecommunications, as these sectors continued to weaken during the period. In several industry sectors, performance of the strongest companies has diverged significantly from that of their industry group as a whole. Among media companies, holdings such as Tribune Company and The New York Times have performed better than others in this industry. Similarly, UnitedHealth Group, which provides a range of healthcare services, has been a top performing stock in the healthcare industry. In financial services, a sector that is moderately underweighted versus the Index, the best performing stocks have been those not heavily involved with Wall Street; one of the Fund's largest financial holding, Wells Fargo, has performed relatively well.

ASSET ALLOCATION
9/30/02

Consumer Discretionary           27%
-------------------------------------
Consumer Staples                 15%
-------------------------------------
Financials                       15%
-------------------------------------
Healthcare                       12%
-------------------------------------
Information Technology            9%
-------------------------------------
Industrials                       8%
-------------------------------------
Energy                            6%
-------------------------------------
Short-term Investments            4%
-------------------------------------
Materials                         4%
-------------------------------------

Asset Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
9/30/02

Company                 % Net Assets
------------------------------------
Kohl's Corporation              3.3%
Microsoft Corporation           3.1%
PepsiCo, Inc.                   2.8%
Harley-Davidson, Inc.           2.8%
The McGraw-Hill Companies, Inc. 2.6%
Johnson & Johnson               2.6%
Wal-Mart Stores, Inc.           2.5%
Fifth Third Bancorp             2.5%
Pfizer, Inc.                    2.4%
Medtronic, Inc.                 2.4%

Asset Allocation and Top 10 Equity Holdings are subject to change.

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                              GROWTH STOCK FUND

Performance Relative to S&P 500(R) Index

                                                    GROWTH
                      GROWTH         GROWTH       STOCK FUND        S&P
                    STOCK FUND     STOCK FUND      CLASS B         500/R
                     CLASS A        CLASS B    REDEMPTION VALUE    INDEX
-------------------------------------------------------------------------------
3/31/97               9,524          10,000                        10,000
9/30/97              11,829          12,380                        12,618
3/31/98              13,817          14,412                        14,787
9/30/98              12,779          13,293                        13,747
3/31/99              16,355          16,958                        17,503
9/30/99              16,623          17,173                        17,564
3/31/00              20,899          21,539                        20,650
9/30/00              21,031          21,596                        19,916
3/31/01              16,706          17,099                        16,186
9/30/01              14,758          15,069                        14,618
3/31/02              16,500          16,616                        16,255
9/30/02              12,507          12,666         12,566         11,623

Time period 3/31/97 through 9/30/02.

TOTAL RETURN                                              Average
                                                           Annual
                                                One        Since
For the periods ended September 30, 2002        Year     Inception*
--------------------------------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)      -15.26%       5.08%
--------------------------------------------------------------------------------
S&P 500(R)Index                               -20.49%       2.77%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.


 SCHEDULE OF INVESTMENTS 9/30/02

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (95.4%)
 CONSUMER DISCRETIONARY (26.9%)
*Bed Bath & Beyond, Inc.                              14,500          $472,265
 Darden Restaurants, Inc.                             30,400           736,896
 Fortune Brands, Inc.                                 19,800           936,342
 Gannett Co., Inc.                                     3,700           267,066
 Harley-Davidson, Inc.                                35,500         1,648,975
 The Interpublic Group of
    Companies, Inc.                                   13,800           218,730
*Kohl's Corporation                                   31,900         1,939,838
 Lowe's Companies, Inc.                               14,700           608,580
 The McGraw-Hill Companies, Inc.                      25,100         1,536,622
 The New York Times Company -
    Class A                                           22,300         1,013,535
 Newell Rubbermaid, Inc.                              36,800         1,136,016
 Target Corporation                                   33,200           980,064
 Tribune Company                                      29,400         1,229,214
*Viacom, Inc. - Class B                               21,800           883,990
 Wal-Mart Stores, Inc.                                30,300         1,491,972
 Wendy's International, Inc.                          26,700           884,037
--------------------------------------------------------------------------------
 TOTAL                                                              15,984,142
--------------------------------------------------------------------------------
 CONSUMER STAPLES (15.2%)
 Anheuser-Busch Companies, Inc.                       24,500         1,239,700
 Colgate-Palmolive Company                            16,700           900,965
*Dean Foods Company                                    5,700           226,746
 The Estee Lauder Companies, Inc. -
    Class A                                            9,600           275,904
 General Mills, Inc.                                  17,500           777,350
 Hershey Foods Corporation                             4,200           260,610
 Kellogg Company                                      20,600           684,950
 Kimberly-Clark Corporation                           19,200         1,087,488
 Kraft Foods, Inc. - Class A                          14,100           514,086
 PepsiCo, Inc.                                        45,080         1,665,706
 Walgreen Co.                                         45,300         1,393,428
--------------------------------------------------------------------------------
 TOTAL                                                               9,026,933
--------------------------------------------------------------------------------

 ENERGY (5.8%)
 ChevronTexaco Corporation                             9,200           637,100
 ConocoPhillips                                       16,943           783,444
 EOG Resources, Inc.                                  26,700           960,132
 Exxon Mobil Corporation                              32,984         1,052,190
--------------------------------------------------------------------------------
 TOTAL                                                               3,432,866
--------------------------------------------------------------------------------

 FINANCIALS (14.6%)
 American Express Company                             18,400           573,712
 American International Group, Inc.                    4,800           262,560
 The Bank of New York Company, Inc.                   22,100           635,154
 The Charles Schwab Corporation                       21,800           189,660

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                              GROWTH STOCK FUND

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 FINANCIALS (CONTINUED)
 Fifth Third Bancorp                                  24,350        $1,490,951
 Freddie Mac                                          10,000           559,000
 Lehman Brothers Holdings, Inc.                       15,900           779,895
 Marsh & McLennan Companies, Inc.                     13,600           566,304
 Morgan Stanley Dean Witter & Co.                     10,600           359,128
 Northern Trust Corporation                           19,700           742,690
*Principal Financial Group, Inc.                      42,100         1,102,178
*Prudential Financial, Inc.                           12,700           362,712
 Wells Fargo & Company                                21,200         1,020,992
--------------------------------------------------------------------------------
 TOTAL                                                               8,644,936
--------------------------------------------------------------------------------

 HEALTHCARE (12.3%)
 Abbott Laboratories                                   4,900           197,960
*Amgen, Inc.                                          14,700           612,990
 Baxter International, Inc.                           18,000           549,900
 CIGNA Corporation                                     5,100           360,825
 Eli Lilly and Company                                 9,000           498,060
 Johnson & Johnson                                    28,100         1,519,648
 Medtronic, Inc.                                      33,500         1,411,020
 Merck & Co., Inc.                                     6,000           274,260
 Pfizer, Inc.                                         50,000         1,451,000
 UnitedHealth Group Incorporated                       5,000           436,100
--------------------------------------------------------------------------------
 TOTAL                                                               7,311,763
--------------------------------------------------------------------------------

 INDUSTRIALS (7.6%)
*American Standard Companies, Inc.                    12,300           782,526
 Avery Dennison Corporation                           13,200           752,136
 FedEx Corporation                                    13,700           685,959
*Fiserv, Inc.                                         48,637         1,365,727
 General Electric Company                             37,300           919,445
--------------------------------------------------------------------------------
 TOTAL                                                               4,505,793
--------------------------------------------------------------------------------

 INFORMATION TECHNOLOGY (8.8%)
*Applied Materials, Inc.                              22,600           261,030
*Cisco Systems, Inc.                                  24,300           254,664
*Electronic Arts, Inc.                                10,200           672,792
 Electronic Data Systems Corporation                  17,500           244,650
 Intel Corporation                                    48,700           676,443
 International Business
    Machines Corporation                               7,800           455,442
*Microsoft Corporation                                41,900         1,830,611
*Nasdaq-100 Trust, Series 1                            6,700           138,757
 Nokia Corp., ADR                                      4,600            60,950
 Semiconductor Holders Trust                           9,600           184,224
 Texas Instruments Incorporated                       32,500           480,025
--------------------------------------------------------------------------------
 TOTAL                                                               5,259,588
--------------------------------------------------------------------------------

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 MATERIALS (3.9%)
 Air Products and Chemicals, Inc.                     23,600       $   991,436
 Ecolab, Inc.                                         25,300         1,055,769
 PPG Industries, Inc.                                  6,400           286,080
--------------------------------------------------------------------------------
 TOTAL                                                               2,333,285
--------------------------------------------------------------------------------

 TELECOMMUNICATION SERVICES (0.3%)
 AT&T Corp.                                           12,500           150,125
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
   (COST $57,300,827)                                               56,649,431
--------------------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (4.5%)
 FEDERAL GOVERNMENT & AGENCIES (1.2%)
 Federal Home Loan Discount Note,
    1.68%, 10/23/02                                  700,000           699,281
--------------------------------------------------------------------------------
 FINANCE SERVICES (3.0%)
 Preferred Receivable Funding,
    1.77%, 10/25/02                                1,800,000         1,797,877
--------------------------------------------------------------------------------
 SHORT-TERM BUSINESS CREDIT (0.3%)
 Asset Securitization, 1.76%, 10/11/02               200,000           199,902
--------------------------------------------------------------------------------
TOTAL MONEY MARKET INVESTMENTS
   (COST $2,697,060)                                                 2,697,060
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS (99.9%)
   (COST $59,997,887)^                                              59,346,491
--------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (0.1%)                                  59,522
--------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $59,406,013
--------------------------------------------------------------------------------

 *Non-Income Producing

 ADR - American Depositary Receipt

^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $59,997,887 and the net unrealized depreciation of investments based on that cost was $651,396 which is comprised of $6,655,172 aggregate gross unrealized appreciation and $7,306,568 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                         GROWTH AND INCOME STOCK FUND

-----------------------------
 GROWTH AND INCOME STOCK FUND
-----------------------------
--------------------------------------------------------------------------------
  OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

  PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

  STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index").

  NET ASSETS:  $57.9 million
--------------------------------------------------------------------------------

The Growth and Income Stock Fund invests mainly in large- capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance similar to that of the S&P 500(R) Index has normally been maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued.

In a very challenging market environment, the Growth and Income Stock Fund underperformed its major benchmark, the S&P 500(R) Index, for the 12 months ended September 2002. The Fund's underperformance has resulted largely from several large holdings that have experienced major problems. The most costly by far has been Tyco International, a longtime holding that is down more than 50% over the last six months. The position is being maintained, based on the current assessment that a new management and an improved balance sheet, together with the intrinsic value of the company's assets, will, in time, enable investors to realize a higher value than the current stock price. Another problem holding was El Paso, a gas pipeline company with valuable physical assets that the Fund's manager believes will eventually result in an improved stock price. Performance also was hurt by a former holding in Dynegy; this stock was sold, as bankruptcy seemed to be a real possibility. NCR, a provider of point-of-sale systems and data warehousing services, is another holding that has hurt performance but appears to have solid long-term prospects.

Price weakness has created opportunities to add to several large holdings, including General Electric, Citigroup and Microsoft. Some of the best performing stocks in the portfolio, including Tenet Healthcare and Unilever, were smaller positions and therefore did not have a significant positive effect on overall results. Other holdings that, though down, contributed to relative performance, were Ambac Financial, Goldman Sachs and Waste Management.

The Growth and Income Stock Fund is managed for Mason Street Advisors, LLC by
J. P. Morgan Fleming Asset Management.


SECTOR ALLOCATION
9/30/02

Financials                       19%
--------------------------------------
Consumer Discretionary           17%
--------------------------------------
Healthcare                       16%
--------------------------------------
Information Technology           13%
--------------------------------------
Industrials                      10%
--------------------------------------
Consumer Staples                  9%
--------------------------------------
Energy                            7%
--------------------------------------
Utilities                         3%
--------------------------------------
Telecommunication Services        2%
--------------------------------------
Materials                         2%
--------------------------------------
Short-term Investments and
Other Assets, net                 2%
--------------------------------------

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
9/30/02
Company                 % Net Assets
------------------------------------
General Electric Company        4.3%
Citigroup, Inc.                 3.8%
Microsoft Corporation           3.6%
Exxon Mobil Corporation         2.8%
CIGNA Corporation               2.5%
Ambac Financial Group, Inc.     2.4%
ChevronTexaco Corporation       2.4%
Pfizer, Inc.                    2.3%
The Procter & Gamble Company    2.2%
U.S. Bancorp                    2.2%

Sector Allocation and Top 10 Equity Holdings are subject to change.

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                         GROWTH AND INCOME STOCK FUND

Performance Relative to S&P 500(R) Index

                                                  GROWTH AND
                    GROWTH AND     GROWTH AND    INCOME STOCK
                   INCOME STOCK   INCOME STOCK   FUND CLASS B       S&P
                       FUND           FUND        REDEMPTION       500/R
                     CLASS A        CLASS B         VALUE          INDEX
-------------------------------------------------------------------------------
3/31/97                9,524         10,000                        10,000
9/30/97               12,152         12,720                        12,618
3/31/98               13,514         14,096                        14,787
9/30/98               12,167         12,649                        13,747
3/31/99               15,013         15,563                        17,503
9/30/99               14,210         14,683                        17,564
3/31/00               16,506         17,007                        20,650
9/30/00               15,645         16,063                        19,916
3/31/01               13,145         13,454                        16,186
9/30/01               11,906         12,137                        14,618
3/31/02               12,964         13,057                        16,225
9/30/02                8,933          9,049         8,986          11,623

Time period 3/31/97 through 9/30/02.

TOTAL RETURN                                              Average
                                                          Annual
                                                 One       Since
For the periods ended September 30, 2002        Year     Inception*
--------------------------------------------------------------------------------
Growth and Income Stock Fund
(Class A - without initial sales charge)      -24.97%        -1.16%
--------------------------------------------------------------------------------
S&P 500(R)Index                               -20.49%         2.77%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.



 SCHEDULE OF INVESTMENTS 9/30/02
                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (98.0%)
 CONSUMER DISCRETIONARY (16.4%)
*Abercrombie & Fitch Co. - Class A                    15,900        $  312,753
*AOL Time Warner, Inc.                                47,450           555,165
*Comcast Corporation - Class A                        14,500           302,470
*Costco Wholesale Corporation                         13,300           430,521
*Federated Department Stores, Inc.                     8,400           247,296
 The Home Depot, Inc.                                 31,600           824,760
*Jones Apparel Group, Inc.                            17,800           546,460
*Lear Corporation                                     10,100           420,665
*Liberty Media Corporation - Class A                 114,500           822,110
 Marriott International, Inc. - Class A                9,100           263,809
 Mattel, Inc.                                         27,300           491,673
 NIKE, Inc. - Class B                                  6,800           293,624
 Target Corporation                                   29,800           879,696
 The TJX Companies, Inc.                              51,300           872,100
 Tribune Company                                       9,700           405,557
*Viacom, Inc. - Class B                               14,500           587,975
 Wal-Mart Stores, Inc.                                25,600         1,260,544
--------------------------------------------------------------------------------
 TOTAL                                                               9,517,178
--------------------------------------------------------------------------------

 CONSUMER STAPLES (9.3%)
 The Coca-Cola Company                                24,500         1,175,020
 The Gillette Company                                 32,900           973,840
 Kraft Foods, Inc. - Class A                          14,300           521,378
 Philip Morris Companies, Inc.                        18,500           717,800
 The Procter & Gamble Company                         14,500         1,296,010
 Unilever NV, ADR                                     11,600           689,620
--------------------------------------------------------------------------------
 TOTAL                                                               5,373,668
--------------------------------------------------------------------------------

 ENERGY (7.0%)
 ChevronTexaco Corporation                            20,200         1,398,850
 ConocoPhillips                                        9,810           453,614
 Devon Energy Corporation                              5,700           275,025
 Exxon Mobil Corporation                              50,776         1,619,755
 GlobalSantaFe Corporation                            13,725           306,754
--------------------------------------------------------------------------------
 TOTAL                                                               4,053,998
--------------------------------------------------------------------------------

 FINANCIALS (18.9%)
 Ambac Financial Group, Inc.                          26,057         1,404,212
 Bank One Corporation                                 24,500           916,300
 Capital One Financial Corporation                    21,300           743,796
 The Charles Schwab Corporation                       28,600           248,820
*CIT Group, Inc.                                      13,900           249,922
 Citigroup, Inc.                                      74,526         2,209,696
 Countrywide Credit Industries, Inc.                  16,000           754,400
*E*TRADE Group, Inc.                                   8,200            36,490
 Fannie Mae                                           16,200           964,548
 Freddie Mac                                          10,300           575,770
 The Goldman Sachs Group, Inc.                         8,300           548,049
*Travelers Property Casualty Corp. -
    Class A                                           31,337           413,648

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                         GROWTH AND INCOME STOCK FUND

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------

 FINANCIALS (CONTINUED)
*Travelers Property Casualty Corp. -
    Class B                                            5,912           $79,989
 U.S. Bancorp                                         68,229         1,267,695
 Washington Mutual, Inc.                              17,000           534,990
--------------------------------------------------------------------------------
 TOTAL                                                              10,948,325
--------------------------------------------------------------------------------

 HEALTHCARE (16.1%)
 Abbott Laboratories                                  15,000           606,000
*Amgen, Inc.                                          13,300           554,610
 Applera Corporation - Applied
    Biosystems Group                                  13,500           247,050
 Baxter International, Inc.                           13,000           397,150
 CIGNA Corporation                                    20,200         1,429,151
 Eli Lilly and Company                                17,700           979,518
*Human Genome Sciences, Inc.                           5,941            71,648
 Johnson & Johnson                                    19,568         1,058,237
 Merck & Co., Inc.                                    11,400           521,094
 Pfizer, Inc.                                         46,175         1,339,999
 Pharmacia Corporation                                19,871           772,584
*Tenet Healthcare Corporation                         11,550           571,725
 Wyeth                                                24,400           775,920
--------------------------------------------------------------------------------
 TOTAL                                                               9,324,686
--------------------------------------------------------------------------------

 INDUSTRIALS (9.7%)
*Cendant Corporation                                  39,759           427,807
 General Electric Company                            100,500         2,477,325
 Goodrich Corporation                                  7,098           134,010
 Tyco International, Ltd.                             75,953         1,070,937
 United Technologies Corporation                       9,900           559,251
 Waste Management, Inc.                               39,605           923,589
--------------------------------------------------------------------------------
 TOTAL                                                               5,592,919
--------------------------------------------------------------------------------

 INFORMATION TECHNOLOGY (13.0%)
 Accenture, Ltd. - Class A                            15,000           214,200
*Altera Corporation                                   21,500           186,405
*Applied Materials, Inc.                              11,800           136,290
*CIENA Corporation                                    10,200            30,294
*Cisco Systems, Inc.                                  88,000           922,240
*Dell Computer Corporation                            21,400           503,328
 Harris Corporation                                    1,400            46,886
 Hewlett-Packard Company                              20,799           242,724
 Intel Corporation                                    53,000           736,170
 International Business
    Machines Corporation                              14,800           864,172
 Linear Technology Corporation                         7,800           161,616
*Microsoft Corporation                                47,700         2,084,013
 Motorola, Inc.                                       29,600           301,328
*NCR Corporation                                      23,600           467,280
*Oracle Corporation                                   33,000           259,380
*QUALCOMM, Inc.                                        7,200           198,864
*Sun Microsystems, Inc.                               56,700           146,853
--------------------------------------------------------------------------------
 TOTAL                                                               7,502,043
--------------------------------------------------------------------------------

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 MATERIALS (2.4%)
 Alcoa, Inc.                                          25,340          $489,062
 The Dow Chemical Company                             10,600           289,486
 Monsanto Company                                     18,486           282,651
 Temple-Inland, Inc.                                   8,300           320,629
--------------------------------------------------------------------------------
 TOTAL                                                               1,381,828
--------------------------------------------------------------------------------

 TELECOMMUNICATION SERVICES (2.5%)
*American Tower Corporation - Class A                 36,800            58,512
*AT&T Wireless Services, Inc.                         39,700           163,564
 SBC Communications, Inc.                             20,191           405,839
*Sprint Corporation (PCS Group)                       61,000           119,560
 Verizon Communications, Inc.                         24,384           669,097
--------------------------------------------------------------------------------
 TOTAL                                                               1,416,572
--------------------------------------------------------------------------------

 UTILITIES (2.7%)
 DTE Energy Company                                   14,900           606,430
*Edison International                                  5,500            55,000
 El Paso Corporation                                  26,600           219,982
 PG&E Corporation                                     30,300           341,178
 Pinnacle West Capital Corporation                    12,079           335,313
--------------------------------------------------------------------------------
 TOTAL                                                               1,557,903
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
   (COST $77,132,028)                                               56,669,120
--------------------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (13.6%)
 FINANCE SERVICES (8.6%)
 Morgan Stanley Dean Witter & Co.,
    1.77%, 10/25/02                                2,500,000         2,497,050
 Preferred Receivable Funding,
    1.84%, 10/15/02                                2,500,000         2,498,269
--------------------------------------------------------------------------------
TOTAL                                                                4,995,319
--------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (5.0%)
 Asset Securitization, 1.76%, 10/11/02             1,400,000         1,399,316
 UBS Finance LLC, 1.97%, 10/1/02                   1,500,000         1,500,000
--------------------------------------------------------------------------------
 TOTAL                                                               2,899,316
--------------------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $7,894,635)                                                 7,894,635
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS (111.6%)
   (COST $85,026,663)^                                              64,563,755
--------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-11.6%)                            (6,693,845)
--------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $57,869,910
--------------------------------------------------------------------------------

 *Non-Income Producing

 ADR - American Depositary Receipt

^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $85,026,663 and the net unrealized depreciation of investments based on that cost was $20,462,908 which is comprised of $964,546 aggregate gross unrealized appreciation and $21,427,454 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                             INDEX 500 STOCK FUND

----------------------
  INDEX 500 STOCK FUND
----------------------
--------------------------------------------------------------------------------
  OBJECTIVE: To seek investment results that approximate the performance of the S&P 500(R) Index, by investing in stocks included in the S&P 500(R) Index. Because the S&P 500(R) Index is an unmanaged index, its return does not reflect the deduction of expenses that would exist with a mutual fund.

  PORTFOLIO: The S&P 500(R) Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly-traded common stocks in the United States.

  STRATEGY: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

  NET ASSETS:  $75.4 million
--------------------------------------------------------------------------------

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the S&P 500(R) Composite Stock Price Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. As of September 30, 2002, the 500 companies in the Index had total market value of $7,519 billion. The median market value was $6.4 billion; the weighted average was $70.9 billion. Market value of companies included in the Index ranged from $238 million to $245 billion.

Because the S&P 500(R) Index is an unmanaged index, its return does not reflect the deduction of expenses that exist with a mutual fund. The Fund continues to achieve the objective of matching the results of the S&P 500(R) Index before expenses.

SECTOR ALLOCATION
9/30/02

Financials                       21%
--------------------------------------
Healthcare                       15%
--------------------------------------
Consumer Discretionary           14%
--------------------------------------
Information Technology           12%
--------------------------------------
Industrials                      12%
--------------------------------------
Consumer Staples                 10%
--------------------------------------
Energy                            6%
--------------------------------------
Telecommunication Services        4%
--------------------------------------
Utilities                         3%
--------------------------------------
Materials                          3%
--------------------------------------

Sector Allocation is based on equities.
Sector Allocation and Top 10 Equity Holdings are subject to change.


TOP 10 EQUITY HOLDINGS
9/30/02

Company                     % Net Assets
----------------------------------------
General Electric Company            2.8%
Microsoft Corporation               2.7%
Wal-Mart Stores, Inc.               2.5%
Exxon Mobil Corporation             2.5%
Pfizer, Inc.                        2.1%
Johnson & Johnson                   1.8%
Citigroup, Inc.                     1.7%
American International Group, Inc.  1.6%
The Coca-Cola Company               1.4%
The Procter & Gamble Company        1.3%

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                INDEX 500
                    INDEX 500    INDEX 500      STOCK FUND
                    STOCK FUND   STOCK FUND      CLASS B        S&P 500/R
                     CLASS A      CLASS B    REDEMPTION VALUE     INDEX
--------------------------------------------------------------------------
3/31/97              9,524       10,000                         10,000
9/30/97             11,952       12,510                         12,618
3/31/98             13,938       14,544                         14,787
9/30/98             12,933       13,450                         13,747
3/31/99             16,429       17,042                         17,503
9/30/99             16,429       16,981                         17,564
3/31/00             19,247       19,821                         20,650
9/30/00             18,537       19,039                         19,915
3/31/01             15,015       15,394                         16,186
9/30/01             13,506       13,798                         14,618
3/31/02             14,932       15,068                         16,225
9/30/02             10,664       10,835          10,735         11,623

Time period 3/31/97 through 9/30/02.

TOTAL RETURN                                               Average
                                                            Annual
                                                 One        Since
For the periods ended September 30, 2002        Year      Inception*
------------------------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)      -21.04%        2.08%
------------------------------------------------------------------------------
S&P 500(R)Index                               -20.49%        2.77%
------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             INDEX 500 STOCK FUND

 SCHEDULE OF INVESTMENTS 9/30/02

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (85.2%)
 CONSUMER DISCRETIONARY (11.8%)
 American Greetings Corporation -
    Class A                                              500          $  8,050
*AOL Time Warner, Inc.                                38,000           444,600
*AutoZone, Inc.                                          900            70,974
*Bed Bath & Beyond, Inc.                               2,500            81,425
*Best Buy Co., Inc.                                    2,750            61,353
*Big Lots, Inc.                                        1,000            15,830
 The Black & Decker Corporation                          700            29,351
 Brunswick Corporation                                   800            16,832
 Carnival Corporation                                  5,018           125,952
 Centex Corporation                                      500            22,175
 Circuit City Stores, Inc.                             1,800            27,270
*Clear Channel Communications, Inc.                    5,200           180,700
*Comcast Corporation - Class A                         8,100           168,966
 Cooper Tire & Rubber Company                            600             9,684
*Costco Wholesale Corporation                          3,900           126,243
 Dana Corporation                                      1,278            16,716
 Darden Restaurants, Inc.                              1,450            35,148
 Delphi Automotive Systems Corporation                 4,829            41,288
 Dillard's, Inc. - Class A                               700            14,126
 Dollar General Corporation                            2,790            37,442
 Dow Jones & Company, Inc.                               700            26,887
 Eastman Kodak Company                                 2,500            68,100
*eBay, Inc.                                            2,400           126,744
 Family Dollar Stores, Inc.                            1,500            40,320
*Federated Department Stores, Inc.                     1,737            51,137
 Ford Motor Company                                   15,444           151,351
 Fortune Brands, Inc.                                  1,300            61,477
 Gannett Co., Inc.                                     2,300           166,014
 The Gap, Inc.                                         7,362            79,878
 General Motors Corporation                            4,804           186,876
 The Goodyear Tire & Rubber Company                    1,400            12,446
 Harley-Davidson, Inc.                                 2,625           121,931
*Harrah's Entertainment, Inc.                          1,000            48,210
 Hasbro, Inc.                                          1,450            16,139
 Hilton Hotels Corporation                             3,200            36,416
 The Home Depot, Inc.                                 20,050           523,304
*International Game Technology                           800            55,312
 The Interpublic Group of
    Companies, Inc.                                    3,300            52,305
 J.C. Penney Company, Inc.                             2,325            37,014
 Johnson Controls, Inc.                                  800            61,456
*Jones Apparel Group, Inc.                             1,100            33,770
 KB Home                                                 400            19,536
 Knight-Ridder, Inc.                                     700            39,487
*Kohl's Corporation                                    2,900           176,349
 Leggett & Platt Incorporated                          1,700            33,643

                                                  Shares/Par      Market Value
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY (CONTINUED)
 The Limited, Inc.                                     4,384           $62,867
 Liz Claiborne, Inc.                                     900            22,455
 Lowe's Companies, Inc.                                6,600           273,240
 Marriott International, Inc. - Class A                2,100            60,879
 Mattel, Inc.                                          3,700            66,637
 The May Department Stores Company                     2,450            55,787
 Maytag Corporation                                      700            16,226
 McDonald's Corporation                               10,851           191,629
 The McGraw-Hill Companies, Inc.                       1,700           104,074
 Meredith Corporation                                    400            17,220
 The New York Times Company -
    Class A                                            1,338            60,812
 Newell Rubbermaid, Inc.                               2,245            69,303
 NIKE, Inc. - Class B                                  2,300            99,314
 Nordstrom, Inc.                                       1,100            19,734
*Office Depot, Inc.                                    2,600            32,084
 Omnicom Group, Inc.                                   1,600            89,088
 Pulte Corporation                                       500            21,315
 RadioShack Corporation                                1,433            28,746
*Reebok International, Ltd.                              500            12,525
 Sears, Roebuck & Co.                                  2,700           105,300
 The Sherwin-Williams Company                          1,327            31,423
 Snap-On Incorporated                                    466            10,709
 The Stanley Works                                       700            22,869
*Staples, Inc                                          4,000            51,160
*Starbucks Corporation                                 3,300            68,178
 Starwood Hotels & Resorts
    Worldwide, Inc.                                    1,700            37,910
 Target Corporation                                    7,700           227,304
 Tiffany & Co.                                         1,200            25,716
 The TJX Companies, Inc.                               4,600            78,200
*TMP Worldwide, Inc.                                     900             8,100
*Toys "R" Us, Inc.                                     1,800            18,324
 Tribune Company                                       2,560           107,034
 TRW, Inc.                                             1,100            64,405
 Tupperware Corporation                                  500             8,310
*Univision Communications, Inc. -
    Class A                                            2,000            45,600
 V. F. Corporation                                       900            32,382
*Viacom, Inc. - Class B                               15,031           609,506
 Visteon Corporation                                   1,052             9,962
 Wal-Mart Stores, Inc.                                37,967         1,869,494
 The Walt Disney Company                              17,425           263,815
 Wendy's International, Inc.                           1,000            33,110
 Whirlpool Corporation                                   600            27,516
*Yum! Brands, Inc.                                     2,560            70,938
--------------------------------------------------------------------------------
 TOTAL                                                               8,891,427
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                             INDEX 500 STOCK FUND

                                                   Shares/Par     Market Value
------------------------------------------------------------------------------
 CONSUMER STAPLES (8.8%)
 Adolph Coors Company - Class B                          300          $ 16,890
 Alberto-Culver Company - Class B                        500            24,515
 Albertson's, Inc.                                     3,439            83,086
 Anheuser-Busch Companies, Inc.                        7,432           376,059
 Archer-Daniels-Midland Company                        5,537            69,268
 Avon Products, Inc.                                   2,025            93,353
 Brown-Forman Corporation - Class B                      600            40,170
 Campbell Soup Company                                 3,524            77,810
 The Clorox Company                                    2,000            80,360
 The Coca-Cola Company                                21,225         1,017,950
 Coca-Cola Enterprises, Inc.                           3,800            80,712
 Colgate-Palmolive Company                             4,624           249,465
 ConAgra Foods, Inc.                                   4,600           114,310
 CVS Corporation                                       3,300            83,655
 General Mills, Inc.                                   3,100           137,702
 The Gillette Company                                  9,000           266,400
 H.J. Heinz Company                                    3,000           100,110
 Hershey Foods Corporation                             1,200            74,460
 Kellogg Company                                       3,500           116,375
 Kimberly-Clark Corporation                            4,423           250,519
*The Kroger Co.                                        6,722            94,780
 The Pepsi Bottling Group, Inc.                        2,400            56,160
 PepsiCo, Inc.                                        15,100           557,945
 Philip Morris Companies, Inc.                        18,274           709,031
 The Procter & Gamble Company                         11,122           994,084
 R.J. Reynolds Tobacco Holdings, Inc.                    800            32,256
*Safeway, Inc                                          4,100            91,430
 Sara Lee Corporation                                  6,640           121,446
 SUPERVALU, Inc.                                       1,100            17,765
 SYSCO Corporation                                     5,625           159,694
 UST, Inc.                                             1,400            39,494
 Walgreen Co.                                          8,700           267,612
 Winn-Dixie Stores, Inc.                               1,200            15,744
 Wm. Wrigley Jr. Company                               1,900            94,031
--------------------------------------------------------------------------------
 TOTAL                                                               6,604,641
--------------------------------------------------------------------------------

 ENERGY (5.2%)
 Amerada Hess Corporation                                800            54,304
 Anadarko Petroleum Corporation                        2,119            94,380
 Apache Corporation                                    1,200            71,340
 Ashland, Inc.                                           600            16,074
 Baker Hughes Incorporated                             2,910            84,477
*BJ Services Company                                   1,300            33,800
 Burlington Resources, Inc.                            1,731            66,401
 ChevronTexaco Corporation                             9,111           630,937
 ConocoPhillips                                        5,798           268,100
 Devon Energy Corporation                              1,300            62,725
 EOG Resources, Inc.                                   1,000            35,960
 Exxon Mobil Corporation                              57,799         1,843,787

                                                   Shares/Par     Market Value
--------------------------------------------------------------------------------
 ENERGY (CONTINUED)
 Halliburton Company                                   3,746           $48,361
 Kerr-McGee Corporation                                  895            38,879
 Marathon Oil Corporation                              2,600            58,968
*Nabors Industries, Ltd.                               1,200            39,300
*Noble Drilling Corporation                            1,100            34,100
 Occidental Petroleum Corporation                      3,200            90,816
*Rowan Companies, Inc.                                   800            14,912
 Schlumberger Limited                                  4,900           188,454
 Sunoco, Inc.                                            700            21,112
 Transocean Sedco Forex, Inc.                          2,687            55,890
 Unocal Corporation                                    2,100            65,919
------------------------------------------------------------------------------
 TOTAL                                                               3,918,996
------------------------------------------------------------------------------


 FINANCIALS (17.7%)
 ACE Limited                                           2,200            65,142
 AFLAC Incorporated                                    4,400           135,036
 The Allstate Corporation                              6,025           214,189
 Ambac Financial Group, Inc.                             900            48,501
 American Express Company                             11,325           353,114
 American International Group, Inc.                   22,319         1,220,848
 AmSouth Bancorporation                                3,100            64,294
 Aon Corporation                                       2,325            47,639
 Bank of America Corporation                          13,129           837,630
 The Bank of New York Company, Inc.                    6,227           178,964
 Bank One Corporation                                  9,958           372,429
 BB&T Corporation                                      4,100           143,664
 The Bear Stearns Companies, Inc.                        892            50,309
 Capital One Financial Corporation                     1,900            66,348
 The Charles Schwab Corporation                       11,700           101,790
 Charter One Financial, Inc.                           2,040            60,629
 The Chubb Corporation                                 1,500            82,245
 Cincinnati Financial Corporation                      1,340            47,677
 Citigroup, Inc.                                      43,915         1,302,079
 Comerica Incorporated                                 1,550            74,741
 Countrywide Credit Industries, Inc.                   1,100            51,865
 Equity Office Properties Trust                        3,600            92,952
 Equity Residential Properties Trust                   2,300            55,062
 Fannie Mae                                            8,523           507,459
 Fifth Third Bancorp                                   5,014           307,007
 First Tennessee National Corporation                  1,100            38,137
 FleetBoston Financial Corporation                     8,923           181,405
 Franklin Resources, Inc.                              2,200            68,420
 Freddie Mac                                           5,900           329,810
 Golden West Financial Corporation                     1,300            80,834
 The Goldman Sachs Group, Inc.                         4,000           264,120
 The Hartford Financial Services
    Group, Inc.                                        2,100            86,100
 Household International, Inc.                         3,847           108,909
 Huntington Bancshares Incorporated                    2,072            37,690

-------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
-------------------------------------------------------------------------------

                             INDEX 500 STOCK FUND

                                                     Shares/Par   Market Value
-------------------------------------------------------------------------------
 FINANCIALS (CONTINUED)
 J.P. Morgan Chase & Co.                              16,990          $322,640
 Jefferson-Pilot Corporation                           1,300            52,130
 John Hancock Financial Services, Inc.                 2,500            69,500
 KeyCorp                                               3,600            89,892
 Lehman Brothers Holdings, Inc.                        2,122           104,084
 Lincoln National Corporation                          1,600            48,880
 Loews Corporation                                     1,600            68,624
 Marsh & McLennan Companies, Inc.                      4,640           193,210
 Marshall & Ilsley Corporation                         1,800            50,202
 MBIA, Inc.                                            1,250            49,938
 MBNA Corporation                                     10,925           200,802
 Mellon Financial Corporation                          3,723            96,537
 Merrill Lynch & Co., Inc.                             7,400           243,830
 MetLife, Inc.                                         6,049           137,675
 MGIC Investment Corporation                             900            36,747
 Moody's Corporation                                   1,325            64,263
 Morgan Stanley Dean Witter & Co.                      9,436           319,692
 National City Corporation                             5,224           149,041
 North Fork Bancorporation, Inc.                       1,400            52,976
 Northern Trust Corporation                            1,900            71,630
 Plum Creek Timber Company, Inc.                       1,600            36,176
 The PNC Financial Services Group, Inc.                2,433           102,600
*Principal Financial Group, Inc.                       3,100            81,158
 The Progressive Corporation                           1,900            96,197
 Providian Financial Corporation                       2,300            11,270
*Prudential Financial Group Inc.                       5,000           142,800
 Regions Financial Corporation                         1,924            62,857
 SAFECO Corporation                                    1,100            34,958
 Simon Property Group, Inc.                            1,600            57,168
 SLM Corporation                                       1,300           121,082
 SouthTrust Corporation                                3,000            72,750
 The St. Paul Companies, Inc.                          1,882            54,051
 State Street Corporation                              2,800           108,192
 Stilwell Financial, Inc.                              1,900            22,933
 SunTrust Banks, Inc.                                  2,400           147,552
 Synovus Financial Corp.                               2,550            52,581
 T. Rowe Price Group, Inc.                             1,100            27,456
 Torchmark Corporation                                 1,000            34,260
*Travelers Property Casualty - Class B                 8,514           115,194
 U.S. Bancorp                                         16,271           302,315
 Union Planters Corporation                            1,700            46,682
 UnumProvident Corporation                             2,076            42,247
 Wachovia Corporation                                 11,620           379,858
 Washington Mutual, Inc.                               8,279           260,540
 Wells Fargo & Company                                14,625           704,340
 XL Capital, Ltd. - Class A                            1,200            88,200
 Zions Bancorporation                                    800            34,824
-------------------------------------------------------------------------------
 TOTAL                                                              13,339,572
-------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
-------------------------------------------------------------------------------
 HEALTHCARE (13.1%)
 Abbott Laboratories                                  13,325          $538,330
 Aetna, Inc.                                           1,200            42,972
 Allergan, Inc.                                        1,100            59,840
 AmerisourceBergen Corporation                           900            64,278
*Amgen, Inc.                                          10,936           456,031
*ANTHEM, INC.                                          1,200            78,000
 Applera Corporation - Applied
    Biosystems Group                                   1,800            32,940
 Bausch & Lomb Incorporated                              500            16,585
 Baxter International, Inc.                            5,100           155,805
 Becton, Dickinson and Company                         2,200            62,480
*Biogen, Inc.                                          1,300            38,051
 Biomet, Inc.                                          2,300            61,249
*Boston Scientific Corporation                         3,424           108,061
 Bristol-Myers Squibb Company                         16,548           393,842
 C.R. Bard, Inc.                                         400            21,852
 Cardinal Health, Inc.                                 3,825           237,915
*Chiron Corporation                                    1,600            55,904
 CIGNA Corporation                                     1,200            84,900
 Eli Lilly and Company                                 9,628           532,814
*Forest Laboratories, Inc.                             1,500           123,015
*Genzyme Corporation                                   1,800            37,098
*Guidant Corporation                                   2,600            84,006
 HCA, Inc.                                             4,424           210,627
*Health Management Associates, Inc.                    2,100            42,462
*HEALTHSOUTH CORPORATION                               3,400            14,110
*Humana, Inc.                                          1,400            17,360
 IMS Health Incorporated                               2,500            37,425
 Johnson & Johnson                                    25,664         1,387,909
*King Pharmaceuticals, Inc.                            2,133            38,757
*Manor Care, Inc.                                        900            20,232
 McKesson HBOC, Inc.                                   2,421            68,587
*MedImmune, Inc.                                       2,100            43,827
 Medtronic, Inc.                                      10,400           438,048
 Merck & Co., Inc.                                    19,280           881,289
 Pfizer, Inc.                                         53,199         1,543,834
 Pharmacia Corporation                                11,003           427,797
*Quintiles Transnational Corp.                         1,000             9,510
 Schering-Plough Corporation                          12,500           266,500
*St. Jude Medical, Inc.                                1,500            53,550
 Stryker Corporation                                   1,700            97,920
*Tenet Healthcare Corporation                          4,200           207,900
 UnitedHealth Group Incorporated                       2,600           226,772
*Watson Pharmaceuticals, Inc.                            900            22,059
*Wellpoint Health Networks, Inc. -
    Class A                                            1,200            87,960
 Wyeth                                                11,300           359,340
 Zimmer Holdings, Inc.                                 1,630            62,494
-------------------------------------------------------------------------------
 TOTAL                                                               9,852,237
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                             INDEX 500 STOCK FUND

                                                  Shares/Par      Market Value
-------------------------------------------------------------------------------
 INDUSTRIALS (10.1%)
 3M Company                                            3,300          $362,901
*Allied Waste Industries, Inc.                         1,600            11,760
*American Power Conversion Corporation                 1,700            16,252
*American Standard Companies, Inc.                       600            38,172
*AMR Corporation                                       1,200             5,016
*Apollo Group, Inc. - Class A                          1,500            65,292
 Automatic Data Processing, Inc.                       5,250           182,543
 Avery Dennison Corporation                              900            51,282
 The Boeing Company                                    7,170           244,712
 Burlington Northern Santa Fe
    Corporation                                        3,227            77,190
 Caterpillar, Inc.                                     2,900           107,938
*Cendant Corporation                                   8,872            95,463
 Cintas Corporation                                    1,400            58,688
*Concord EFS, Inc.                                     4,400            69,872
*Convergys Corporation                                 1,500            22,545
 Cooper Industries, Ltd.                                 800            24,280
 Crane Co.                                               550            10,868
 CSX Corporation                                       1,800            47,484
 Cummins, Inc.                                           400             9,448
 Danaher Corporation                                   1,300            73,905
 Deere & Company                                       2,000            90,900
 Delta Air Lines, Inc.                                 1,000             9,290
 Deluxe Corporation                                      537            24,197
 Dover Corporation                                     1,700            43,146
 Eaton Corporation                                       600            38,244
 Emerson Electric Co.                                  3,625           159,283
 Equifax, Inc.                                         1,200            26,088
 FedEx Corporation                                     2,520           126,176
 First Data Corporation                                6,552           183,128
*Fiserv, Inc.                                          1,600            44,928
 Fluor Corporation                                       700            17,108
 General Dynamics Corporation                          1,700           138,261
 General Electric Company                             84,696         2,087,755
 Genuine Parts Company                                 1,450            44,428
 Goodrich Corporation                                    900            16,992
 H&R Block, Inc.                                       1,600            67,216
 Honeywell International, Inc.                         6,950           150,537
 Illinois Tool Works, Inc.                             2,600           151,658
 Ingersoll-Rand Company - Class A                      1,450            49,938
 ITT Industries, Inc.                                    800            49,864
 Lockheed Martin Corporation                           3,800           245,746
 Masco Corporation                                     4,100            80,155
 McDermott International, Inc.                           500             3,065
 Molex Incorporated                                    1,650            38,808
 Navistar International Corporation                      500            10,840
 Norfolk Southern Corporation                          3,300            66,627
 Northrop Grumman Corporation                          1,000           124,040
 PACCAR, Inc.                                          1,000            33,790
 Pall Corporation                                      1,000            15,790
 Parker-Hannifin Corporation                           1,050            40,121

                                                  Shares/Par      Market Value
-------------------------------------------------------------------------------
 INDUSTRIALS (CONTINUED)
 Paychex, Inc.                                         3,225           $78,432
 Pitney Bowes, Inc.                                    2,036            62,078
*Power-One, Inc.                                         600             1,788
 R.R. Donnelley & Sons Company                           933            21,935
 Raytheon Company                                      3,400            99,620
*Robert Half International Inc.                        1,500            23,805
 Rockwell Collins, Inc.                                1,600            35,104
 Rockwell International Corporation                    1,600            26,032
 Ryder System, Inc.                                      500            12,465
 Sabre Holdings Corporation - Class A                  1,211            23,433
 Southwest Airlines Co.                                6,580            85,935
 Textron, Inc.                                         1,200            40,920
 Thomas & Betts Corporation                              500             7,045
 Tyco International, Ltd.                             17,070           240,687
 Union Pacific Corporation                             2,100           121,527
*United Parcel Service, Inc.                           9,500           594,035
 United Technologies Corporation                       4,000           225,960
 W.W. Grainger, Inc.                                     800            34,040
 Waste Management, Inc.                                5,257           122,593
-------------------------------------------------------------------------------
 TOTAL                                                               7,611,164
-------------------------------------------------------------------------------

 INFORMATION TECHNOLOGY (10.7%)
*ADC Telecommunications, Inc.                          6,300             7,245
 Adobe Systems Incorporated                            2,000            38,200
*Advanced Micro Devices, Inc.                          2,900            15,486
*Agilent Technologies, Inc.                            3,946            51,535
*Altera Corporation                                    3,324            28,819
*Analog Devices, Inc.                                  3,100            61,070
*Andrew Corporation                                      800             5,240
*Apple Computer, Inc.                                  3,000            43,500
*Applied Materials, Inc.                              14,000           161,700
*Applied Micro Circuits Corporation                    2,400             6,864
 Autodesk, Inc.                                        1,000            12,670
*Avaya, Inc.                                           2,877             4,114
*BMC Software, Inc.                                    2,100            27,447
*Broadcom Corporation - Class A                        2,300            24,564
*CIENA Corporation                                     3,400            10,098
*Cisco Systems, Inc.                                  62,433           654,298
*Citrix Systems, Inc.                                  1,400             8,442
 Computer Associates International, Inc.               4,900            47,040
*Computer Sciences Corporation                         1,500            41,685
*Compuware Corporation                                 3,000             9,150
*Comverse Technology, Inc.                             1,500            10,485
 Corning Incorporated                                  8,100            12,960
*Dell Computer Corporation                            22,100           519,792
*Electronic Arts, Inc.                                 1,200            79,152
 Electronic Data Systems Corporation                   4,133            57,779
*EMC Corporation                                      18,912            86,428
*Gateway, Inc.                                         2,600             7,722
 Hewlett-Packard Company                              25,736           300,339
 Intel Corporation                                    56,994           791,647

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             INDEX 500 STOCK FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY (CONTINUED)
 International Business
 Machines Corporation                                 14,551          $849,633
*Intuit, Inc.                                          1,800            81,954
*Jabil Circuit, Inc.                                   1,700            25,126
*JDS Uniphase Corporation                             11,600            22,597
*KLA-Tencor Corporation                                1,600            44,704
*Lexmark International Group, Inc. -
    Class A                                            1,100            51,700
 Linear Technology Corporation                         2,700            55,944
*LSI Logic Corporation                                 3,200            20,320
 Lucent Technologies, Inc.                            29,184            22,180
*Maxim Integrated Products, Inc.                       2,800            69,328
*Mercury Interactive Corporation                         700            12,012
*Micron Technology, Inc.                               5,100            63,087
*Microsoft Corporation                                46,200         2,018,477
 Millipore Corporation                                   400            12,716
 Motorola                                              9,360           197,085
*National Semiconductor Corporation                    1,514            18,077
*NCR Corporation                                         800            15,840
*Network Appliance, Inc.                               2,800            20,524
*Novell, Inc.                                          2,900             6,090
*Novellus Systems, Inc.                                1,200            24,972
*Nvidia Corporation                                    1,200            10,272
*Oracle Corporation                                   46,825           368,045
*Parametric Technology Corporation                     2,100             3,780
*PeopleSoft, Inc.                                      2,600            32,162
 PerkinElmer, Inc.                                     1,000             5,450
*PMC-Sierra, Inc.                                      1,300             5,044
*QLogic Corporation                                      800            20,832
*QUALCOMM, Inc.                                        6,600           182,292
*Rational Software Corporation                         1,500             6,480
*Sanmina-SCI Corporation                               4,500            12,465
 Scientific-Atlanta, Inc.                              1,300            16,263
*Siebel Systems, Inc.                                  4,000            23,000
*Solectron Corporation                                 7,000            14,770
*Sun Microsystems, Inc.                               27,649            71,611
*SunGard Data Systems, Inc.                            2,400            46,680
 Symbol Technologies, Inc.                             1,850            14,190
 Tektronix, Inc.                                         800            13,144
*Tellabs, Inc.                                         3,500            14,245
*Teradyne, Inc.                                        1,600            15,360
 Texas Instruments Incorporated                       14,825           218,965
*Thermo Electron Corporation                           1,500            24,195
*Unisys Corporation                                    2,700            18,900
*VERITAS Software Corporation                          3,538            52,044
*Waters Corporation                                    1,100            26,675
 Xerox Corporation                                     6,100            30,195
*Xilinx, Inc.                                          2,900            45,930
*Yahoo!, Inc.                                          5,100            48,807
-------------------------------------------------------------------------------
 TOTAL                                                               8,099,633
-------------------------------------------------------------------------------

                                                  Shares/Par      Market Value
-------------------------------------------------------------------------------
 MATERIALS (2.3%)
 Air Products and Chemicals, Inc.                      1,900        $   79,819
 Alcoa, Inc.                                           7,186           138,690
 Allegheny Technologies Incorporated                     600             4,152
 Ball Corporation                                        500            25,195
 Bemis Company, Inc.                                     500            24,700
 Boise Cascade Corporation                               500            11,400
 The Dow Chemical Company                              7,711           210,587
 E. I. du Pont de Nemours and Company                  8,427           303,962
 Eastman Chemical Company                                700            26,719
 Ecolab, Inc.                                          1,100            45,903
 Engelhard Corporation                                 1,100            26,213
*Freeport-McMoRan Copper &
 Gold, Inc. - Class B                                  1,200            16,152
 Georgia-Pacific Corporation                           1,996            26,128
 Great Lakes Chemical Corporation                        400             9,608
 Hercules Incorporated                                   900             8,289
 International Flavors & Fragrances, Inc.                825            26,276
 International Paper Company                           4,086           136,432
 Louisiana-Pacific Corporation                           800             5,176
 MeadWestvaco Corporation                              1,676            32,196
 Monsanto Company                                      2,240            34,250
 Newmont Mining Corporation                            3,358            92,379
 Nucor Corporation                                       700            26,530
*Pactiv Corporation                                    1,300            21,385
 Phelps Dodge Corporation                                796            20,401
 PPG Industries, Inc.                                  1,400            62,580
 Praxair, Inc.                                         1,400            71,554
 Rohm and Haas Company                                 1,905            59,055
*Sealed Air Corporation                                  714            12,059
 Sigma-Aldrich Corporation                               600            29,562
 Temple-Inland, Inc.                                     500            19,315
 United States Steel Corporation                         800             9,288
 Vulcan Materials Company                                900            32,544
 Weyerhaeuser Company                                  1,900            83,163
 Worthington Industries, Inc.                            700            13,090
-------------------------------------------------------------------------------
 TOTAL                                                               1,744,752
-------------------------------------------------------------------------------


 TELECOMMUNICATION SERVICES (3.1%)
 ALLTEL Corporation                                    2,700           108,351
 AT&T Corp.                                           32,411           389,256
*AT&T Wireless Services, Inc.                         23,031            94,888
 BellSouth Corporation                                16,000           293,760
 CenturyTel, Inc.                                      1,200            26,916
*Citizens Communications Company                       2,400            16,272
*Nextel Communications, Inc. - Class A                 7,717            58,263
*Qwest Communications
 International, Inc.                                  14,300            32,604
 SBC Communications, Inc.                             28,518           573,212
 Sprint Corporation                                    7,600            69,312

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                             INDEX 500 STOCK FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES (CONTINUED)
*Sprint Corporation (PCS Group)                        8,500           $16,660
+Verizon Communications, Inc.                         23,254           638,090
------------------------------------------------------------------------------
 TOTAL                                                               2,317,584
------------------------------------------------------------------------------

 UTILITIES (2.4%)
*The AES Corporation                                   4,225            10,605
 Allegheny Energy, Inc.                                1,100            14,410
 Ameren Corporation                                    1,200            49,980
 American Electric Power Company, Inc.                 2,900            82,679
*Calpine Corporation                                   3,000             7,410
 Cinergy Corp.                                         1,400            44,002
 CMS Energy Corporation                                1,100             8,866
 Consolidated Edison, Inc.                             1,825            73,402
 Constellation Energy Group, Inc.                      1,400            34,706
 Dominion Resources, Inc.                              2,342           118,810
 DTE Energy Company                                    1,400            56,980
 Duke Energy Corporation                               7,062           138,061
 Dynegy, Inc. - Class A                                2,900             3,364
*Edison International                                  2,800            28,000
 El Paso Corporation                                   4,968            41,085
 Entergy Corporation                                   1,900            79,040
 Exelon Corporation                                    2,737           130,008
 FirstEnergy Corp.                                     2,537            75,831
 FPL Group, Inc.                                       1,500            80,700
 KeySpan Corporation                                   1,200            40,200
 Kinder Morgan, Inc.                                   1,000            35,450
*Mirant Corporation                                    3,227             7,132
 Nicor, Inc.                                             400            11,280
 NiSource, Inc.                                        1,751            30,170
 Peoples Energy Corporation                              300            10,107
 PG&E Corporation                                      3,300            37,158
 Pinnacle West Capital Corporation                       700            19,432
 PPL Corporation                                       1,398            45,491
 Progress Energy, Inc.                                 1,893            77,367
 Public Service Enterprise
    Group Incorporated                                 1,724            52,582
 Reliant Energy, Inc.                                  2,573            25,756
 Sempra Energy                                         1,751            34,407
 The Southern Company                                  6,000           172,679
 TECO Energy, Inc.                                     1,300            20,644
 TXU Corp.                                             2,297            95,808
 The Williams Companies, Inc.                          4,100             9,266
 Xcel Energy, Inc.                                     3,340            31,095
------------------------------------------------------------------------------
 TOTAL                                                               1,833,963
------------------------------------------------------------------------------
 TOTAL COMMON STOCK
   (COST $88,728,643)                                               64,213,969
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 MONEY MARKET INVESTMENTS (15.0%)
 FINANCE LESSORS (3.3%)
+Receivables Capital Corp.,
    1.83%, 10/10/02                                2,500,000        $2,498,856
------------------------------------------------------------------------------

 FINANCE SERVICES (3.3%)
+Preferred Receivable Funding,
    1.84%, 10/15/02                                2,500,000         2,498,211
------------------------------------------------------------------------------

 GENERAL GOVERNMENT (1.4%)
+Federal Home Loan Discount Note,
   1.69%, 10/25/02                                 1,000,000           998,873
------------------------------------------------------------------------------

 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (3.3%)
+Quincy Capital Corp.,
    1.77%, 10/15/02                                2,500,000         2,498,221
------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (3.7%)
+Asset Securitization, 1.76%, 10/11/02             2,200,000         2,198,925
+UBS Finance LLC, 1.97%, 10/1/02                     600,000           600,000
------------------------------------------------------------------------------
 TOTAL                                                               2,798,925
------------------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $11,293,086)                                               11,293,086
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.2%)
   (COST $100,021,729)^                                             75,507,055
------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-0.2%)                               (140,218)
------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $75,366,837
------------------------------------------------------------------------------


*Non-Income Producing


+All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                               Unrealized
                              Number of   Expiration          Appreciation
Issuer                        Contracts      Date            (Depreciation)
------------------------------------------------------------------------------
 S&P 500(R)Index Futures
    (Total notional value at
       9/30/02, $11,673,650)       55        12/02               $(467,400)

^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $100,021,729 and the net unrealized depreciation of investments based on that cost was $24,514,674 which is comprised of $3,117,869 aggregate gross unrealized appreciation and $27,632,543 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

------------------------------------------------------------------------------
                                                           SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

---------------------
ASSET ALLOCATION FUND
---------------------
------------------------------------------------------------------------------
  OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

  PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

  STRATEGY: To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

  NET ASSETS:  $76.3 million
------------------------------------------------------------------------------

The Asset Allocation Fund invests in seven categories of assets: large-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by a team of investment professionals. The Fund is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Since the stock market's peak in the first quarter of 2000, the Fund primarily has maintained a fairly defensive posture with regard to equities. Accordingly, equity exposure has been maintained near the midpoint of its normal range, which is 45% to 75% of assets, while the managers have taken advantage of market dips to selectively increase equity holdings. Highly volatile equity markets have created several opportunities to invest at times when market responses to bad news have seemed excessive.

At the end of the third quarter, total equity exposure was at 56%, down from 61% at the end of the last two quarters. Equities have been added as prices have moved lower, to ensure that the Fund is positioned to benefit from upward moves in the market. Percentages of the portfolio in small-cap and international securities, at 13% each, have not changed significantly in recent months, while the large-cap position, 30% of the portfolio, is at the lowest level in several years.

The bond portion of the Fund has outperformed the equity segment over the last three years, demonstrating the value of broad diversification across market sectors. Bond performance has benefited from concentration in the highest quality segment of the market, specifically an overweighted position in securities backed by government agencies and an underweighted position in corporate bonds, with corporates concentrated in issues of the highest quality. Mortgage-backed securities, overweighted earlier in the year, have been underweighted in the last two months.

The current cash position, 10% of the portfolio, is somewhat higher than usual. With yields on three-year Treasury notes barely higher than money market instruments, this cash position provides the flexibility to add to equity or bond holdings at opportune times with minimal loss of potential for interest income.


ASSET ALLOCATION
9/30/02

Large-Cap Stocks                 30%
--------------------------------------
Investment-Grade Bonds           24%
--------------------------------------
Foreign Stocks                   13%
--------------------------------------
Small-Cap Stocks                 13%
--------------------------------------
Below Investment-Grade Bonds     10%
--------------------------------------
Short-term Investments           10%
--------------------------------------

Asset Allocation is based on invested assets.
Asset Allocation is subject to change.

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

Performance Relative to Relevant Indices

                                    ASSET
                                  ALLOCATION              MERRILL   MERRILL
             ASSET       ASSET       FUND                  LYNCH     LYNCH
           ALLOCATION  ALLOCATION  CLASS B                DOMESTIC   91-DAY
              FUND        FUND    REDEMPTION  S&P 500/R    MASTER   TREASURY
            CLASS A     CLASS B     VALUE       INDEX      INDEX      BILL
-----------------------------------------------------------------------------

3/31/97      9,524       10,000               10,000     10,000     10,000
9/30/97     11,390       11,920               12,618     10,712     10,272
3/31/98     12,239       12,769               14,787     11,205     10,536
9/30/98     11,355       11,811               13,747     11,955     10,824
3/31/99     13,023       13,506               17,503     11,934     11,061
9/30/99     13,826       14,280               17,564     11,908     11,333
3/31/00     17,110       17,621               20,650     12,167     11,634
9/30/00     17,408       17,871               19,916     12,733     11,989
3/31/01     15,818       16,193               16,186     13,679     12,368
9/30/01     14,780       15,062               14,618     14,395     12,642
3/31/02     16,154       16,321               16,225     14,386     12,777
9/30/02     13,732       13,891    13,791     11,623     15,638     12,894

Time period 3/31/97 through 9/30/02.

Total Return                                              Average
                                                          Annual
                                                One        Since
For the periods ended September 30, 2002        Year     Inception*
------------------------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)       -7.09%       6.88%
------------------------------------------------------------------------------
S&P 500(R)Index                               -20.49%       2.77%
------------------------------------------------------------------------------
Merrill Lynch Domestic Master Index             8.63%       8.46%
------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill              1.99%       4.73%
------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch 91-Day Treasury Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

 SCHEDULE OF INVESTMENTS 9/30/02

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 DOMESTIC COMMON STOCKS AND WARRANTS (39.8%)
 LARGE CAP COMMON STOCK (26.7%)
 CONSUMER CYCLICAL (0.0%)
 Jostens, Inc.                                           100            $2,500
------------------------------------------------------------------------------

 CONSUMER DISCRETIONARY (6.7%)
*Bed Bath & Beyond, Inc.                               3,600           117,252
 Darden Restaurants, Inc.                              4,200           101,808
 Fairmont Hotels & Resorts, Inc.                       3,700            88,060
 Fortune Brands, Inc.                                 10,000           472,900
 Gannett Co., Inc.                                     3,800           274,284
 Harley-Davidson, Inc.                                13,000           603,850
 The Home Depot, Inc.                                  4,100           107,010
*Kohl's Corporation                                    9,200           559,452
 The McGraw-Hill Companies, Inc.                       8,400           514,248
 Newell Rubbermaid, Inc.                              10,300           317,961
 Omnicom Group, Inc.                                   4,000           222,720
 Target Corporation                                    9,100           268,632
 Tribune Company                                       7,700           321,937
*Viacom, Inc. - Class B                                6,000           243,300
 Wal-Mart Stores, Inc.                                13,500           664,739
 Wendy's International, Inc.                           7,900           261,569
------------------------------------------------------------------------------
 TOTAL                                                               5,139,722
------------------------------------------------------------------------------

 CONSUMER STAPLES (3.9%)
 Anheuser-Busch Companies, Inc.                       11,400           576,840
 Colgate-Palmolive Company                             4,800           258,960
 The Estee Lauder Companies, Inc. -
    Class A                                            4,500           129,330
 General Mills, Inc.                                   3,500           155,470
 Hershey Foods Corporation                             1,800           111,690
 Kellogg Company                                       4,800           159,600
 Kimberly-Clark Corporation                            6,300           356,832
 Kraft Foods, Inc. - Class A                           5,400           196,884
 PepsiCo, Inc.                                        14,300           528,385
 Walgreen Co.                                         16,300           501,388
------------------------------------------------------------------------------
 TOTAL                                                               2,975,379
------------------------------------------------------------------------------

 ENERGY (1.7%)
 ChevronTexaco Corporation                             5,200           360,100
 EOG Resources, Inc.                                   8,700           312,852
 Exxon Mobil Corporation                              19,000           606,100
------------------------------------------------------------------------------
 TOTAL                                                               1,279,052
------------------------------------------------------------------------------

 FINANCIALS (4.2%)
 American International Group, Inc.                    6,800           371,960
 The Bank of New York Company, Inc.                   10,300           296,022
 The Chubb Corporation                                 4,500           246,735
 Fifth Third Bancorp                                   9,500           581,685
 Freddie Mac                                           4,900           273,910

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 FINANCIALS (CONTINUED)
 The Goldman Sachs Group, Inc.                         3,300       $   217,899
 Household International, Inc.                         4,100           116,071
 Lehman Brothers Holdings, Inc.                        2,500           122,625
 Marsh & McLennan Companies, Inc.                      3,900           162,396
 Morgan Stanley Dean Witter & Co.                      6,400           216,832
 Northern Trust Corporation                            4,500           169,650
 Wells Fargo & Company                                 8,300           399,728
------------------------------------------------------------------------------
 TOTAL                                                               3,175,513
------------------------------------------------------------------------------


 HEALTHCARE (3.8%)
 Abbott Laboratories                                   3,000           121,200
*Amgen, Inc.                                          10,000           417,000
 Baxter International, Inc.                            8,500           259,675
*Biovail Corporation                                   3,900            96,291
 Johnson & Johnson                                    10,300           557,024
 Luxottica Group SPA, ADR                              7,000            90,160
 Medtronic, Inc.                                      12,500           526,500
 Pfizer, Inc.                                         18,900           548,478
 ResMed, Inc.                                          1,650            47,190
*Taro Pharmaceutical Industries, Ltd.                  1,600            54,000
 UnitedHealth Group Incorporated                       2,500           218,050
------------------------------------------------------------------------------
 TOTAL                                                               2,935,568
------------------------------------------------------------------------------


 INDUSTRIALS (1.8%)
*Canadian National Railway Company                     4,800           179,232
 General Electric Company                             28,500           702,524
 Paychex, Inc.                                         3,450            83,904
 Raytheon Company                                      5,400           158,220
 Union Pacific Corporation                             4,200           243,054
------------------------------------------------------------------------------
 TOTAL                                                               1,366,934
------------------------------------------------------------------------------


 INFORMATION TECHNOLOGY (2.7%)
*Applied Materials, Inc.                              11,000           127,050
*Au Optronics, ADR                                     4,695            26,057
*Cisco Systems, Inc.                                   8,700            91,176
 Electronic Data Systems Corporation                   3,400            47,532
 Inte1 Corporation                                    18,000           250,020
 International Business
    Machines Corporation                               3,500           204,365
*Microsoft Corporation                                16,000           699,040
*PeopleSoft, Inc.                                      5,200            64,324
*QUALCOMM, Inc.                                        4,200           116,004
*Riverdeep Group, ADR                                 10,100            63,630
*Sanmina-SCI Corporation                                 200               554
 Semiconductor Holders Trust                           9,200           176,548
 Texas Instruments Incorporated                       13,500           199,395
------------------------------------------------------------------------------
 TOTAL                                                               2,065,695
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 MATERIALS (1.9%)
 Air Products and Chemicals, Inc.                      8,100       $   340,281
 Alcoa, Inc.                                          13,000           250,900
 The Dow Chemical Company                              9,800           267,638
 Ecolab, Inc.                                          9,800           408,954
 Weyerhaeuser Company                                  3,500           153,195
------------------------------------------------------------------------------
 TOTAL                                                               1,420,968
------------------------------------------------------------------------------


 TELECOMMUNICATION SERVICES (0.0%)
 Verizon Communications, Inc.                          1,200            32,928
------------------------------------------------------------------------------
 TOTAL LARGE CAP COMMON STOCK                                       20,394,259
------------------------------------------------------------------------------


 SMALL CAP COMMON STOCK (13.1%)
 CONSUMER DISCRETIONARY (3.1%)
 Ann Taylor Stores Corporation                         5,650           130,120
*Catalina Marketing Corporation                        5,200           146,016
*CDW Computer Centers, Inc.                            1,400            59,304
*Coach, Inc.                                           7,600           194,560
*Entercom Communications Corp. -
    Class A                                            1,500            71,055
 The Gymboree Corporation                             10,600           172,886
*Hispanic Broadcasting Corporation -
    Class A                                            2,900            54,085
*Jones Apparel Group, Inc.                             2,800            85,960
*Lamar Advertising Company - Class A                   3,100            94,085
*Leapfrog Enterprises, Inc.                            1,600            30,240
 Leggett & Platt Incorporated                          8,900           176,131
*Michaels Stores, Inc.                                 8,100           370,170
*O'Reilly Automotive, Inc.                            13,900           397,818
*Orient-Express Hotels, Ltd. - Class A                 4,300            58,781
 Polaris Industries, Inc.                              1,800           111,600
 Stoneridge, Inc.                                      2,800            47,600
*Tommy Hilfiger Corporation                            8,900            83,215
*Westwood One, Inc.                                    3,200           114,400
------------------------------------------------------------------------------
 TOTAL                                                               2,398,026
------------------------------------------------------------------------------


 ENERGY (0.8%)
*BJ Services Company                                   4,500           117,000
*Cal Dive International, Inc.                          6,800           137,088
*Energy Partners, Ltd.                                 9,100            74,074
*Patterson-UTI Energy, Inc.                            6,300           160,713
*Weatherford International, Inc.                       3,100           115,134
------------------------------------------------------------------------------
 TOTAL                                                                 604,009
------------------------------------------------------------------------------


 FINANCIALS (1.2%)
 GreenPoint Financial Corp.                            1,642            68,537
 Investors Financial Services Corp.                   14,900           403,343
 Old Republic International Corporation                3,500            99,330
 Radian Group, Inc.                                    3,000            97,980
 SouthTrust Corporation                                5,200           126,100
*Trammell Crow Company                                 8,400            82,824
------------------------------------------------------------------------------
 TOTAL                                                                 878,114
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                              ASSET ALLOCATION FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 HEALTHCARE (3.4%)
*AdvancePCS                                            6,500          $146,445
*Apogent Technologies, Inc.                            4,400            82,104
*Bio-Rad Laboratories, Inc. - Class A                  1,300            48,958
*CIMA Labs, Inc.                                       2,800            70,420
 D&K Healthcare Resources, Inc.                        5,200            46,540
*DaVita, Inc.                                         21,600           509,760
*Health Management Associates, Inc. -
 Class A                                               4,200            84,924
*Lincare Holdings, Inc.                               18,400           571,135
*Patterson Dental Company                              7,000           358,260
*Province Healthcare Company                          11,425           195,939
*Renal Care Group, Inc.                                6,000           197,340
*Triad Hospitals, Inc.                                 3,415           129,599
*Universal Health Services, Inc. - Class B             2,900           148,335
------------------------------------------------------------------------------
 TOTAL                                                               2,589,759
------------------------------------------------------------------------------


 INDUSTRIALS (2.8%)
*The BISYS Group, Inc.                                 5,100            85,221
 C.H. Robinson Worldwide, Inc.                         5,200           139,932
*Charles River Associates Incorporated                 2,700            44,820
 Cintas Corporation                                    2,200            92,224
*Concord EFS, Inc.                                     5,000            79,400
*The Corporate Executive
 Board Company                                         5,700           162,735
 Expeditors International of
  Washington, Inc.                                     4,300           120,142
*Fiserv, Inc.                                         16,300           457,704
*Hewitt Associates, Inc.                               1,600            47,264
*Knight Transportation, Inc.                          13,487           209,049
*MSC Industrial Direct Co., Inc. -
   Class A                                             5,700            60,534
*P.A.M. Transportation Services, Inc.                  4,500            85,860
*Resources Connection, Inc.                            4,000            57,640
 SkyWest, Inc.                                         5,300            69,430
*Swift Transportation Co., Inc.                        7,400           115,440
 Teleflex Incorporated                                 6,800           309,944
*Tetra Tech, Inc.                                      2,750            21,973
------------------------------------------------------------------------------
 TOTAL                                                               2,159,312
------------------------------------------------------------------------------


 INFORMATION TECHNOLOGY (1.8%)
*Brooks-PRI Automation, Inc.                           6,004            68,566
*CACI International - Class A                          1,400            49,630
*Credence Systems Corporation                          7,300            63,218
*EPIQ Systems, Inc.                                    7,550           133,333
*Intersil Corporation - Class A                        6,200            80,352
*Keane, Inc.                                           8,300            56,025
*Mettler-Toledo International, Inc.                    2,500            65,000
*Microchip Technology Incorporated                     5,300           108,385
*Nassda Corporation                                    2,500            13,050
*Novellus Systems, Inc.                                4,200            87,402


                            Country               Shares/Par      Market Value
------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY (CONTINUED)
*QLogic Corporation                                    2,400       $    62,496
*Renaissance Learning, Inc.                            2,800            39,788
*Semtech Corporation                                   6,100            59,170
*UTStarcom, Inc.                                       8,175           124,832
*Varian, Inc.                                          7,700           212,597
*Zebra Technologies Corporation -
 Class A                                               2,300           121,187
------------------------------------------------------------------------------
 TOTAL                                                               1,345,031
------------------------------------------------------------------------------


 TECHNOLOGY (0.0%)
 BROADCASTING (0.0%)
 XM Satellite Radio Holdings, Inc.                       100               199
------------------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.0%)
 Horizon PCS, Inc. - Warrant 144A                         50                 3
 IWO Holdings, Inc. 144A                                  50                 1
------------------------------------------------------------------------------
 TOTAL                                                                       4
------------------------------------------------------------------------------


 TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
* GT Group Telecom, Inc.                                 100                63
------------------------------------------------------------------------------
TOTAL TECHNOLOGY                                                           266
------------------------------------------------------------------------------


 TRANSPORT SERVICES (0.0%)
 Railamerica, Inc.                                        50             1,500
------------------------------------------------------------------------------
 TOTAL SMALL CAP COMMON STOCK                                        9,976,017
------------------------------------------------------------------------------
 TOTAL DOMESTIC COMMON
   STOCKS AND WARRANTS
   (Cost $33,608,368)                                               30,370,276
 ------------------------------------------------------------------------------


 FOREIGN COMMON STOCK (12.1%)
 APPAREL & ACCESSORIES (0.1%)
*Burberry Group PLC                United Kingdom     12,140            37,801
------------------------------------------------------------------------------

 BANK HOLDING COMPANIES (0.1%)
 Royal Bank of Scotland
  Group PLC                        United Kingdom      3,678            69,409
------------------------------------------------------------------------------

 BUSINESS SERVICES (0.1%)
 Medion AG                         Germany             1,155            34,243
 Vivendi Universal SA              France              4,600            51,596
------------------------------------------------------------------------------
 TOTAL                                                                  85,839
------------------------------------------------------------------------------


 CHEMICALS & ALLIED PRODUCTS (0.1%)
 BASF AG                           Germany             2,500            88,695
------------------------------------------------------------------------------

 COMMERCIAL BANKS (0.3%)
 Commonwealth Bank
    of Australia                   Australia           5,600            91,708
 Lloyds TSB Group PLC              United Kingdom     16,000           118,112
------------------------------------------------------------------------------
 TOTAL                                                                 209,820
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

                                   Country        Shares/Par      Market Value
------------------------------------------------------------------------------
 COMMUNICATION SERVICES (0.5%)
*Altadis SA                        Spain               7,500          $167,508
 Nokia OYJ                         Finland             4,000            53,484
 NTT DoCoMo, Inc.                  Japan                 500            85,428
*Telefonica SA                     Spain               9,741            72,584
------------------------------------------------------------------------------
 TOTAL                                                                 379,004
------------------------------------------------------------------------------


 COMMUNICATIONS EQUIPMENT (0.1%)
*Wavecom SA                        France              1,500            48,548
------------------------------------------------------------------------------

 COMPUTER & SOFTWARE STORES (0.2%)
 Game Group PLC                    United Kingdom     71,000           118,914
------------------------------------------------------------------------------

 COMPUTER-RELATED SERVICES (0.2%)
 Nintendo Co., Ltd.                Japan               1,000           117,053
------------------------------------------------------------------------------

 COMPUTERS, PERIPHERALS & SOFTWARE (0.1%)
*NCsoft Corporation                Republic Of Korea     865            79,613
------------------------------------------------------------------------------

 CONSUMER DISCRETIONARY (0.5%)
 Bayerische Motoren Werke
    (BMW) AG                       Germany             4,500           144,309
 CANON, INC.                       Japan               4,000           130,770
 Fraport AG                        Germany             1,989            38,428
*Industria de Diseno
    Textil SA                      Spain               1,810            36,669
 Royal Philips
    Electronics NV                 Netherlands         4,424            64,269
------------------------------------------------------------------------------
 TOTAL                                                                 414,445
------------------------------------------------------------------------------


 CONSUMER STAPLES (1.2%)
 Cadbury Schweppes PLC             United Kingdom      7,500            50,137
 Electrloux AB - Series B          Sweden              7,500           113,238
 Koninklijke Ahold NV              Netherlands         3,061            36,270
*Nestle SA                         Switzerland           800           174,855
 Parmalat Finanziaria SPA          Italy              50,000           135,983
 Swedish Match AB                  Sweden             31,000           234,027
 Unilever PLC                      United Kingdom     20,000           181,482
------------------------------------------------------------------------------
 TOTAL                                                                 925,992
------------------------------------------------------------------------------


 DRILLING OIL & GAS WELLS (0.2%)
 Saipem SPA                        Italy              27,000           145,314
------------------------------------------------------------------------------

 ELECTRONIC COMPONENTS & ACCESSORIES (0.1%)
 Samsung Electronics
    Co., Ltd.                      Republic Of Korea     320            77,801
------------------------------------------------------------------------------

                                   Country            Shares/Par  Market Value
------------------------------------------------------------------------------
 ENERGY (0.4%)
 Centrica PLC                      United Kingdom     44,200          $115,651
 Total Fina Elf SA                 France              1,250           164,543
 Vestas Wind Systems A/S           Denmark             2,917            39,977
------------------------------------------------------------------------------
 TOTAL ENERGY                                                          320,171
------------------------------------------------------------------------------


 ENGINEERING SERVICES (0.1%)
*Alfa Laval AB                     Sweden              4,310            35,791
------------------------------------------------------------------------------

 ENGINES & TURBINES (0.2%)
 Beru AG                           Germany             3,700           142,604
------------------------------------------------------------------------------

 ENTERTAINERS & ENTERTAINMENT GROUPS (0.2%)
 Rank Group PLC                    United Kingdom     46,000           183,565
------------------------------------------------------------------------------

 FINANCE (0.6%)
 Banco Santander Central
    Hipano SA                      Spain              18,000            91,966
*HSBC Holdings PLC                 Hong Kong          10,767           110,782
 ING Groep NV                      Netherlands         5,400            74,765
 Muenchener
    Rueckversicherungs-
    Gesellschaft                   Germany               310            31,616
 Royal Bank of Canada              Canada              5,425           180,239
------------------------------------------------------------------------------
 TOTAL                                                                 489,368
------------------------------------------------------------------------------


 FINANCE SERVICES (0.5%)
*BNP Paribas SA                    France              4,000           130,370
 Cattlles PLC                      United Kingdom     10,150            51,605
*Grupo Financiero
    BBVA Bancomer                  Mexico             88,580            62,780
 Man Group PLC                     United Kingdom      9,400           147,057
------------------------------------------------------------------------------
 TOTAL                                                                 391,812
------------------------------------------------------------------------------

 GROCERY STORES (0.1%)
 Lawson, Inc.                      Japan               3,200            96,994
------------------------------------------------------------------------------

 HOTELS & MOTELS (0.1%)
 Greek Organization of
    Football Prognostics           Greece              7,010            67,198
------------------------------------------------------------------------------

 HOUSE FURNISHINGS (0.1%)
 MFI Furniture Group PLC           United Kingdom     46,650            91,704
------------------------------------------------------------------------------

 INDUSTRIALS (0.5%)
 Brisa-Auto Estradas de
    Portugal SA                    Portuga1           34,600           170,967
 Vinci SA                          France              3,250           196,884
------------------------------------------------------------------------------
 TOTAL                                                                 367,851
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

                                   Country         Shares/Par     Market Value
------------------------------------------------------------------------------
 INSPECTION & FIXED FACILITIES (0.2%)
*SGS Societe Generale de
    Surveillance Holding SA        Switzerland           465          $113,629
------------------------------------------------------------------------------

 INSURANCE & DIVERSIFIED FINANCIAL COMPANIES (0.2%)
 Aegon NV                          Netherlands         6,900            64,780
 Swiss Re                          Switzerland         2,000           112,474
------------------------------------------------------------------------------
 TOTAL                                                                 177,254
------------------------------------------------------------------------------


 INVESTMENT OFFICES (0.2%)
 Macquarie Infrastructure
    Group                          Australia          86,900           141,178
------------------------------------------------------------------------------

 JEWELRY & PRECIOUS METALS (0.1%)
*Swatch Group AG                   Switzerland         1,100            82,133
------------------------------------------------------------------------------

 JEWELRY STORES (0.0%)
 Folli-Follie SA                   Greece              2,200            33,264
------------------------------------------------------------------------------

 LIFE INSURANCE (0.1%)
*Converium Holding AG              Switzerland           800            35,297
------------------------------------------------------------------------------

 MACHINE TOOL ACCESSORIES (0.1%)
 ASM Pacific
    Technology Limited             Hong Kong          25,000           42,951
------------------------------------------------------------------------------

 MANAGEMENT SERVICES (0.0%)
*Intrum Justitia AB                Sweden              5,250            22,704
------------------------------------------------------------------------------

 MANUFACTURING INDUSTRIES (0.2%)
*Neopost SA                        France              3,600           121,317
------------------------------------------------------------------------------

 MATERIALS (0.2%)
 Norske Skogindustrier
    ASA                            Norway             10,950           127,071
------------------------------------------------------------------------------

 MEDICAL & HOSPITAL EQUIPMENT (0.3%)
*Elekta AB - Class B               Sweden             13,600           101,203
*Nobel Biocare AB                  Sweden                 20               872
*Nobel Biocare Holding AG          Switzerland         1,030            44,920
 Synthes-Stratec, Inc.             Switzerland           203           103,345
------------------------------------------------------------------------------
 TOTAL                                                                 250,340
------------------------------------------------------------------------------


 MEDICAL LABORATORIES (0.1%)
*Perbio Science AB                 Sweden              3,780            48,715
------------------------------------------------------------------------------

 METAL MINING (0.1%)
 Rio Tinto Limited                 Australia           3,150            51,860
------------------------------------------------------------------------------

                                   Country         Shares/Par     Market Value
------------------------------------------------------------------------------
 MINING MACHINERY (0.1%)
 Atlas Copco AB - A Shares         Sweden              5,850          $ 97,474
------------------------------------------------------------------------------

 MOTOR VEHICLES & CARS BODIES (0.2%)
*Volkswagen AG                     Sweden              3,150           114,558
------------------------------------------------------------------------------

 NATURAL GAS DISTRIBUTION (0.1%)
 Italgas SPA                       Italy               7,610            75,537
------------------------------------------------------------------------------

 NONCLASSIFIABLE ESTABLISHMENTS (0.1%)
*Solvay SA                         Belgium             1,100            65,061
------------------------------------------------------------------------------

 OIL & GAS FIELD MACHINERY (0.3%)
*IHC Caland NV                     Netherlands         3,400           154,562
 Suncor Energy, Inc.               Canada              5,000            86,085
------------------------------------------------------------------------------
 TOTAL                                                                 240,647
------------------------------------------------------------------------------


 OIL & GAS FIELD SERVICES (0.1%)
*TGS Nopec Geophysical
    Company ASA                    Norway             10,000            85,011
------------------------------------------------------------------------------

 PACKAGING MACHINERY (0.2%)
 Huhtamaki OYJ                     Finland            12,600           119,539
------------------------------------------------------------------------------

 PAPER & ALLIED PRODUCTS (0.0%)
 UPM-Kymmene OYJ                   Finland               750            20,939
------------------------------------------------------------------------------

 PETROLEUM REFINING (0.1%)
 Royal Dutch Petroleum             Netherlands         2,500           100,925
------------------------------------------------------------------------------

 PHARMACEUTICALS (0.3%)
*Novartis AG                       Switzerland         2,340            92,522
 Takeda Chemical Industries        Japan               3,000           120,995
------------------------------------------------------------------------------
 TOTAL                                                                 213,517
------------------------------------------------------------------------------


 PLUMBING, HEATING & AIR CONDITIONING (0.1%)
 Wolseley PLC                      United Kingdom     13,230           104,995
------------------------------------------------------------------------------

 RADIO/TELEPHONE COMMUNICATIONS (0.1%)
*Orange SA                         France             15,000            67,893
------------------------------------------------------------------------------

 RESIDENTIAL CONSTRUCTION (0.1%)
 Berkeley Group PLC                United Kingdom     11,625           108,228
------------------------------------------------------------------------------

 RETAIL - RETAIL STORES (0.1%)
*HMV Group PLC                     United Kingdom     35,990            75,559
------------------------------------------------------------------------------

 SECURITY SYSTEMS SERVICES (0.1%)
 Group 4 Falck A/S                 Denmark             2,660            64,416
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

                                   Country         Shares/Par     Market Value
------------------------------------------------------------------------------
 SEMICONDUCTORS & RELATED DEVICES (0.0%)
 Taiwan Semiconductor
    Manufacturing
    Company, Ltd.                  Taiwan             27,500          $ 32,339
------------------------------------------------------------------------------

 SHIP BUILDING & REPAIRING (0.0%)
 Frontline Limited                 Norway              1,800             6,922
------------------------------------------------------------------------------

 SOAP, CLEANERS & TOILET GOODS (0.3%)
 Reckitt Benckiser PLC             United Kingdom     11,000           207,586
------------------------------------------------------------------------------

 TELEPHONE COMMUNICATIONS (0.4%)
 National Grid Group PLC           United Kingdom     18,000           127,595
 PT Telekomunikasi
    Indonesia                      Indonesia         135,000            55,912
*Tandberg ASA                      Norway             16,000           156,528
------------------------------------------------------------------------------
 TOTAL                                                                 340,035
------------------------------------------------------------------------------


 TELEVISION BROADCASTING STATIONS (0.0%)
*British Sky Broadcasting
    Group PLC                      United Kingdom      3,600            29,015
------------------------------------------------------------------------------

 TIRES & TUBES (0.2%)
 Bridgestone Corporation           Japan              12,000           142,730
------------------------------------------------------------------------------

 TRANSPORTATION (0.2%)
*Porsche AG-Pfd                    Germany               410           170,176
------------------------------------------------------------------------------

 TRANSPORTATION EQUIPMENT (0.1%)
 BAE Systems PLC                   United Kingdom     26,760            78,957
------------------------------------------------------------------------------

 TRANSPORTATION SERVICES (0.1%)
 Exel PLC                          United Kingdom     10,190            98,879
------------------------------------------------------------------------------

 UTILITIES (0.1%)
*Suez Lyonnaise des
    Eaux SA                        France              6,000            94,398
------------------------------------------------------------------------------

 WINES & DISTILLED BEVERAGES (0.1%)
 Kook Soon Dang
    Brewer Co., Ltd.               South Korea         3,600            93,830
------------------------------------------------------------------------------

 WOMEN'S ACCESSORY & SPECIALTY STORES (0.2%)
 Shiseido Company Limited          Japan              14,000           167,094
------------------------------------------------------------------------------
 Total FOREIGN COMMON STOCK
   (Cost $10,626,626)                                                9,249,279
------------------------------------------------------------------------------

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 Preferred Securities (0.3%)
 TECHNOLOGY (0.3%)
 BROADCASTING (0.1%)
 Sinclair Capital                                        500           $52,250
------------------------------------------------------------------------------

 CABLE (0.2%)
 CSC Holdings, Inc. - Series H                         1,250            83,125
 CSC Holdings, Inc. - Series M                           763            49,977
------------------------------------------------------------------------------
 TOTAL                                                                 133,102
 ------------------------------------------------------------------------------


 TELECOMMUNICATIONS WIRELESS: TOWERS (0.0%)
**Crown Castle International Corp.                         6               270
------------------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
**Intermedia Communications, Inc.                          2                 2
------------------------------------------------------------------------------
 TOTAL TECHNOLOGY                                                      185,624
------------------------------------------------------------------------------

 TRANSPORTATION SERVICES (0.0%)
**American Commercial Lines LLC                          377             9,802
------------------------------------------------------------------------------
 TOTAL PREFERRED SECURITIES
   (COST $286,578)                                                     195,426
------------------------------------------------------------------------------

 INVESTMENT-GRADE BONDS (23.8%)
 CORPORATE BONDS (10.5%)
 AEROSPACE/DEFENSE (0.3%)
 Lockheed Martin Corporation,
    8.20%, 12/1/09                                   200,000           245,706
------------------------------------------------------------------------------
 AIRCRAFT (0.1%)
 United Technologies Corporation,
    6.10%, 5/15/12                                   100,000           112,423
------------------------------------------------------------------------------
 AUTO RELATED (0.4%)
 Toyota Motor Credit Corporation,
    5.65%, 1/15/07                                   250,000           274,107
 ------------------------------------------------------------------------------
 BEVERAGES, MALT BEVERAGES (1.1%)
 Anheuser-Busch Companies, Inc.,
    7.00%, 12/1/25                                   280,000           303,298
 Anheuser-Busch Companies, Inc.,
    7.50%, 3/15/12                                    57,000            71,141
 Coca-Cola Enterprises, Inc.,
    5.25%, 5/15/07                                   150,000           163,093
 Coca-Cola Enterprises, Inc.,
    5.375%, 8/15/06                                  250,000           271,664
------------------------------------------------------------------------------
 TOTAL                                                                 809,196
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
CARPETS & RUGS (0.7%)
Mohawk Industries, Inc.,
   7.20%, 4/15/12                                    500,000          $565,965
------------------------------------------------------------------------------

COMMERCIAL BANKS (0.1%)
Bank of America Corporation,
   7.40%, 1/15/11                                     66,000            78,010
------------------------------------------------------------------------------

CRUDE PETROLEUM & NATURAL GAS (0.7%)
Occidental Petroleum, 6.75%, 1/15/12                 476,000           537,107
------------------------------------------------------------------------------

ELECTRIC SERVICES (0.5%)
Exelon Generation Co., LLC,
   6.95%, 6/15/11                                    345,000           380,262
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT & SUPPLIES (0.7%)
Hubbell, Inc., 6.375%, 5/15/12                       500,000           560,469
------------------------------------------------------------------------------

FEDERAL SAVINGS INSTITUTIONS (0.7%)
Washington Mutual, Inc.,
   5.625%, 1/15/07                                   500,000           532,104
------------------------------------------------------------------------------

FINANCE (0.0%)
Americredit Corp., 9.25%, 5/1/09 144A                 50,000            33,750
------------------------------------------------------------------------------

METAL MINING (0.3%)
Rio Tinto Finance, Ltd., 5.75%, 7/3/06               200,000           217,640
------------------------------------------------------------------------------

MOTOR VEHICLE PARTS/ACCESSORIES (0.3%)
TRW, Inc., 7.125%, 6/1/09                             30,000            32,534
TRW, Inc., 7.75%, 6/1/29                             179,000           192,584
------------------------------------------------------------------------------
TOTAL                                                                  225,118
------------------------------------------------------------------------------


MOTORS & GENERATORS (0.2%)
Emerson Electric Co., 5.75%, 11/1/11                 119,000           128,325
------------------------------------------------------------------------------

NEWS DEALERS & NEWSSTANDS (0.3%)
News America Holdings,
   7.75%, 12/1/45                                    250,000           226,934
------------------------------------------------------------------------------

OFFICE MACHINES (0.4%)
Pitney Bowes Credit Corp.,
   5.75%, 8/15/08                                    250,000           274,923
------------------------------------------------------------------------------

OIL & GAS EXTRACTION (0.4%)
ChevronTexaco Corporation,
   6.625%, 10/1/04                                   250,000           271,158
------------------------------------------------------------------------------

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
PHARMACEUTICALS (1.8%)
Eli Lilly & Co., 5.50%, 7/15/06                      120,000        $  129,866
Johnson & Johnson, 6.625%, 9/1/09                    250,000           292,697
Johnson & Johnson, 6.95%, 9/1/29                     375,000           452,087
Merck & Co., Inc., 5.95%, 12/1/28                    320,000           337,071
Pfizer, Inc., 5.625%, 2/1/06                         175,000           191,448
------------------------------------------------------------------------------
TOTAL                                                                1,403,169
------------------------------------------------------------------------------


PLASTICS MATERIALS & RESINS (0.3%)
Eastman Chemical, 7.00%, 4/15/12                     170,000           192,358
------------------------------------------------------------------------------

PLUMBING FIXTURE FITTINGS/TRIM (0.3%)
Masco Corp., 4.625%, 8/15/07                         125,000           126,619
Masco Corp., 6.50%, 8/15/32                          125,000           125,648
------------------------------------------------------------------------------
TOTAL                                                                  252,267
------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (0.4%)
Simon Property Group LP,
   6.35%, 8/28/12 144A                               250,000           265,921
------------------------------------------------------------------------------

SECURITY BROKERS & DEALERS (0.3%)
Credit Suisse FB USA, Inc.,
   7.125%, 7/15/32                                   250,000           259,957
------------------------------------------------------------------------------

TELEPHONE COMMUNICATIONS (0.2%)
Alltel Corporation, 7.00%, 7/1/12                    120,000           133,325
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                                7,980,194
------------------------------------------------------------------------------


GOVERNMENT (DOMESTIC AND FOREIGN)
   AND AGENCY BONDS (12.1%)
FEDERAL GOVERNMENT & AGENCIES (12.1%)
Aid-Israel, 0.00%, 11/1/24                         1,000,000           289,043
Federal National Mortgage
   Association, 6.00%, 5/1/11                        476,089           499,986
Government National Mortgage
   Association, 5.50%, 4/15/32                       200,000           204,340
Government National Mortgage
   Association, 8.00%, 8/15/26                        94,824           102,312
Government National Mortgage
   Association, 8.00%, 10/15/26                       87,373            94,272
Government National Mortgage
   Association, 8.00%, 7/15/27                        46,595            50,195
Housing & Urban Development,
   6.08%, 8/1/13                                     150,000           167,457
US Treasury, 3.00%, 2/29/04                          243,000           247,860
US Treasury, 3.25%, 8/15/07                          190,000           195,834

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

------------------------------------------------------------------------------
                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 FEDERAL GOVERNMENT & AGENCIES (CONTINUED)
 US Treasury, 3.875%, 6/30/03                        223,000       $   227,033
 US Treasury, 4.375%, 5/15/07                        288,000           310,849
 US Treasury, 4.375%, 8/15/12                      1,344,000         1,429,050
 US Treasury, 4.75%, 11/15/08                        920,000         1,010,383
 US Treasury, 5.25%, 5/15/04                         100,000           105,816
 US Treasury, 5.375%, 2/15/31                        710,000           788,988
 US Treasury, 5.875%, 11/15/04                     1,500,000         1,628,788
 US Treasury Inflation Index Bond,
   3.375%, 1/15/07                                   443,313           482,865
 US Treasury Inflation Index Bond,
    3.625%, 1/15/08                                  802,620           885,390
 US Treasury Inflation Index Bond,
    3.875%, 4/15/29                                  273,875           336,952
 Vendee Mortgage Trust,
    Series 1999-1, Class 2IO,
    0.175%, 1/15/29 IO                            40,987,440           208,140
------------------------------------------------------------------------------
 TOTAL GOVERNMENT (DOMESTIC
    AND FOREIGN) AND AGENCY BONDS                                    9,265,553
------------------------------------------------------------------------------


 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (1.2%)
 COMMERCIAL MORTGAGES (0.9%)
 Asset Securitization Corporation,
    Series 1996-MD6, Class CS1,
    1.632%, 11/13/26 IO                            4,341,880            32,564
 Asset Securitization Corporation,
    Series 1996-MD6, Class CS2,
    1.098%, 11/13/26 IO                            5,000,000            76,400
 Criimi Mae Commercial Mortgage
    Trust, Series 1998-C1, Class B,
    7.00%, 11/2/11 144A                              339,000           341,850
 Midland Realty Acceptance Corporation,
    Series 1996-C2, Class AEC, 1.353%,
    1/25/29 IO 144A                                3,631,073           160,134
 Mortgage Capital Funding, Inc.,
    Series 1997-MC1, Class A3,
    7.288%, 3/20/07                                  100,000           113,743
------------------------------------------------------------------------------
 TOTAL                                                                 724,691
------------------------------------------------------------------------------


 FRANCHISE LOAN RECEIVABLES (0.3%)
 Enterprise Mortgage Acceptance
    Company, Series 1998-1,
    1.37%, 1/15/23 IO 144A                         5,848,927           204,712
------------------------------------------------------------------------------

 RESIDENTIAL MORTGAGES (0.0%)
 Blackrock Capital Finance L.P.,
    Series 1997-R3, Class B3,
    7.25%, 11/25/28 144A                             178,002            17,800
------------------------------------------------------------------------------
 TOTAL MORTGAGE-BACKED AND
    ASSET-BACKED SECURITIES                                            947,203
------------------------------------------------------------------------------
 TOTAL INVESTMENT GRADE BONDS
   (COST $17,190,603)                                               18,192,950
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 BELOW INVESTMENT-GRADE BONDS (10.1%)
 BASIC MATERIALS (0.4%)
 CHEMICALS (0.1%)
 Lyondell Chemical Company,
    11.125%, 7/15/12                                  50,000           $48,000
------------------------------------------------------------------------------

 METALS & MINING (0.2%)
 Great Central Mines, Ltd.,
    8.875%, 4/1/08                                   100,000           101,875
 UCAR Finance, Inc., 10.25%, 2/15/12                  75,000            71,250
------------------------------------------------------------------------------
 TOTAL                                                                 173,125
------------------------------------------------------------------------------


 PAPER (0.1%)
 Appleton Papers, Inc., 12.50%, 12/15/08              50,000            51,500
------------------------------------------------------------------------------
 TOTAL BASIC MATERIALS                                                 272,625
------------------------------------------------------------------------------


 CABLE AND OTHER PAY TELEVISION SERVICES (0.0%)
 Charter Communications Holdings,
    10.75%, 10/1/09                                   25,000            15,750
------------------------------------------------------------------------------
 TOTAL CABLE AND OTHER PAY
    TELEVISION SERVICES                                                 15,750
------------------------------------------------------------------------------


 CAPITAL GOODS (0.6%)
 BUILDING & CONSTRUCTION (0.5%)
 Collins & Aikman Products, Inc.,
    11.50%, 4/15/06                                   50,000            45,500
 Encompass Services Corp.,
    10.50%, 5/4/12                                   125,000            15,000
 H&E Equipment/Finance,
    11.125%, 6/15/12 144A                            100,000            79,000
 Integrated Electrical Services, Inc.,
    9.375%, 2/1/09                                   100,000            88,750
 LNR Property Corporation,
    10.50%, 1/15/09                                  100,000           102,000
 United Rentals, Inc., 10.375%, 4/15/08              100,000            95,500
------------------------------------------------------------------------------
 TOTAL                                                                 425,750
------------------------------------------------------------------------------


 INDUSTRIAL EQUIPMENT (0.1%)
 Tyco International Group SA,
    6.375%, 2/15/06                                   50,000            43,000
 Tyco International Group SA,
    6.375%, 6/15/05                                   25,000            21,625
------------------------------------------------------------------------------
 TOTAL                                                                  64,625
------------------------------------------------------------------------------
 TOTAL CAPITAL GOODS                                                   490,375
------------------------------------------------------------------------------


 CONSUMER CYCLICAL (2.7%)
 APPAREL, TEXTILE (0.2%)
 Guess ?, Inc., 9.50%, 8/15/03                        50,000            48,750
 Levi Strauss & Co., 11.625%, 1/15/08                 75,000            60,000
 Tommy Hilfiger USA, Inc., 6.85%, 6/1/08              50,000            46,500
------------------------------------------------------------------------------
 TOTAL                                                                 155,250
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 AUTO & TRUCKS (0.1%)
Avis Group Holdings, Inc.,
   11.00%, 5/1/09                                     50,000           $54,063
------------------------------------------------------------------------------

AUTO RELATED (0.1%)
Trimas Corporation,
   9.875%, 6/15/12 144A                              100,000            98,000
------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
K. Hovanian Enterprises,
   10.50%, 10/1/07                                    50,000            52,000
Schuler Homes, 9.375%, 7/15/09                        50,000            49,750
Tech Olypmic USA, Inc.,
   9.00%, 7/1/10 144A                                 50,000            45,750
------------------------------------------------------------------------------
TOTAL                                                                  147,500
------------------------------------------------------------------------------


HOUSEHOLD APPLIANCES (0.2%)
Rent-A-Center, Inc., 11.00%, 8/15/08                  50,000            53,125
Salton, Inc., 12.25%, 4/15/08                        100,000            94,000
------------------------------------------------------------------------------
TOTAL                                                                  147,125
------------------------------------------------------------------------------


LEISURE RELATED (0.3%)
Bally Total Fitness Holdings,
   Series D, 9.875%, 10/15/07                        100,000            91,875
Royal Caribbean Cruises, Ltd.,
   7.00%, 10/15/07                                    50,000            41,500
Six Flags, Inc., 9.50%, 2/1/09                       100,000            85,500
------------------------------------------------------------------------------
TOTAL                                                                  218,875
------------------------------------------------------------------------------


LODGING/RESORTS (0.5%)
Corrections Corporation of America,
   9.875%, 5/1/09 144A                                75,000            77,531
Felcor Lodging LP, 9.50%, 9/15/08                    100,000            99,250
John Q. Hammons, 8.875%, 5/15/12                     100,000            96,250
Meristar Hospitality Corporation,
   9.00%, 1/15/08                                     50,000            45,250
Meristar Hospitality Corporation,
    9.125%, 1/15/11                                   50,000            44,500
RFS Partnership LP, 9.75%, 3/1/12                     25,000            24,750
------------------------------------------------------------------------------
TOTAL                                                                  387,531
------------------------------------------------------------------------------


PRINTING & PUBLISHING (0.3%)
American Achievement Corp.,
   11.625%, 1/1/07                                   100,000           101,999
Mail-Well, Inc., 9.625%, 3/15/12 144A                 75,000            51,750
Vertis, Inc., 10.875%, 6/15/09 144A                  100,000           100,000
------------------------------------------------------------------------------
TOTAL                                                                  253,749
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
RETAIL - GENERAL (0.8%)
Asbury Automotive Group, Inc.,
   9.00%, 6/15/12                                     50,000           $45,000
Autonation, Inc., 9.00%, 8/1/08                       75,000            76,875
Buhrmann U.S., Inc., 12.25%, 11/1/09                 125,000           125,624
Csk Auto, Inc., 12.00%, 6/15/06                       50,000            52,938
The Gap, Inc., 8.15%, 12/15/05                       100,000            97,000
Saks Incorporated, 8.25%, 11/15/08                    50,000            46,000
Sonic Automotive, Inc., 11.00%, 8/1/08                75,000            77,625
United Auto Group, Inc.,
   9.625%, 3/15/12 144A                              100,000           101,000
------------------------------------------------------------------------------
TOTAL                                                                  622,062
------------------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL                                              2,084,155
------------------------------------------------------------------------------


CONSUMER STAPLES (2.3%)
CONTAINERS (0.0%)
Applied Extrusion Technologies, Inc.,
   10.75%, 7/1/11                                     25,000            18,250
------------------------------------------------------------------------------

FOOD RETAILERS (0.2%)
Buffets, Inc., 11.25%, 7/15/10 144A                   50,000            51,000
Fleming Companies, Inc.,
   10.125%, 4/1/08                                    50,000            39,000
Great Atlantic & Pacific Tea
   Company, Inc., 7.75%, 4/15/07                      75,000            54,375
Ingles Markets, Inc., 8.875%, 12/1/11                 30,000            27,300
------------------------------------------------------------------------------
TOTAL                                                                  171,675
------------------------------------------------------------------------------


FOOD SERVICE (0.1%)
Sbarro, Inc., 11.00%, 9/15/09                         50,000            45,500
------------------------------------------------------------------------------

FOODS (0.1%)
Swift & Company,
   10.125%, 10/1/09 144A                              50,000            46,375
------------------------------------------------------------------------------

GAMING (1.2%)
Choctaw Resort Development,
   9.25%, 4/1/09                                      50,000            51,750
Chumash Casino & Resort,
   9.00%, 7/15/10 144A                                50,000            51,625
Circus El Dorado, 10.125%, 3/1/12                     25,000            24,813
Herbst Gaming, Inc., 10.75%, 9/1/08                  100,000           103,499
Hollywood Casino Shreveport,
   13.00%, 8/1/06                                     75,000            78,750
Jacobs Entertainment,
   11.875%, 2/1/09 144A                              100,000           103,250
Majestic Investment Holdings, Inc.,
   11.653%, 11/30/07                                  75,000            68,156
The Majestic Star Casino LLC,
   10.875%, 7/1/06                                   100,000           102,000
Resort International Hotel/Casino,
   11.50%, 3/15/09                                    75,000            64,875

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 Riviera Holdings Corporation,
    11.00%, 6/15/10 144A                             100,000           $93,500
 Venetian Casino Resort LLC,
    11.00%, 6/15/10 144A                             100,000            98,000
 Wheeling Island Gaming,
    10.125%, 12/15/09                                 75,000            76,500
++Windsor Woodmont Black Hawk
    Resort Corp., 13.00%, 3/15/05                     50,000            32,500
------------------------------------------------------------------------------
 TOTAL                                                                 949,218
------------------------------------------------------------------------------


 HEALTHCARE (0.6%)
 Extendicare Health Services,
    9.50%, 7/1/10 144A                               100,000           101,000
 HEALTHSOUTH CORPORATION,
    8.50%, 2/1/08                                     50,000            37,500
 InSight Health Services Corp.,
    9.875%, 11/1/11                                  100,000            96,500
 Pacificare Health Systems, Inc.,
    10.75%, 6/1/09                                    75,000            74,063
 Rotech Healthcare, Inc.,
    9.50%, 4/1/12 144A                               100,000            93,750
 Ventas Realty, 9.00%, 5/1/12                         50,000            51,625
------------------------------------------------------------------------------
 TOTAL                                                                 454,438
------------------------------------------------------------------------------


 SOAPS & TOILETRIES (0.1%)
 Elizabeth Arden, Inc., 11.75%, 2/1/11                75,000            76,688
------------------------------------------------------------------------------
 TOTAL CONSUMER STAPLES                                              1,762,144
------------------------------------------------------------------------------


 ELECTRIC SERVICES (0.1%)
 Western Resources, 9.75%, 5/1/07                     50,000            47,984
------------------------------------------------------------------------------
 TOTAL ELECTRIC SERVICES                                                47,984
------------------------------------------------------------------------------


 ENERGY (0.4%)
 OIL & GAS INDEPENDENT (0.1%)
 Compton Petroleum Corp.,
    9.90%, 5/15/09 144A                               50,000            51,000
 PDVSA Finance, Ltd., 1999-I,
    9.75%, 2/15/10                                    50,000            47,125
------------------------------------------------------------------------------
 TOTAL                                                                  98,125
------------------------------------------------------------------------------


 OIL FIELD SERVICES (0.3%)
 BRL Universal Equipment,
    8.875%, 2/15/08                                   50,000            51,000
 El Paso Energy Partners, 8.50%, 6/1/11               75,000            71,250
 Hanover Equipment Trust,
    8.75%, 9/1/11 144A                                50,000            46,250
------------------------------------------------------------------------------
 TOTAL                                                                 168,500
------------------------------------------------------------------------------


 REFINING (0.0%)
 Tesoro Petroleum Corp., 9.625%, 11/1/08              25,000            14,750
------------------------------------------------------------------------------
 TOTAL ENERGY                                                          281,375
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 FINANCE (0.6%)
 BANKS (0.2%)
 Sovereign Real Estate Investment Trust,
    12.00%, 5/16/20 144A                             100,000          $108,000
 Western Financial Bank-FSB,
    9.625%, 5/15/12                                   50,000            47,500
------------------------------------------------------------------------------
 TOTAL                                                                 155,500
------------------------------------------------------------------------------


 FINANCE COMPANIES (0.3%)
 AmeriCredit Corp., 9.875%, 4/15/06                   50,000            35,750
 IOS Capital, Inc., 9.75%, 6/15/04                   150,000           151,215
 Metris Companies, Inc., 10.00%, 11/1/04              15,000            11,100
 Metris Companies, Inc.,
    10.125%, 7/15/06                                 100,000            74,000
------------------------------------------------------------------------------
 TOTAL                                                                 272,065
------------------------------------------------------------------------------


 FINANCIAL SERVICES (0.1%)
 Labranche & Company, Inc.,
    12.00%, 3/2/07                                    50,000            53,500
------------------------------------------------------------------------------
 TOTAL FINANCE                                                         481,065
------------------------------------------------------------------------------


 MISCELLANEOUS (0.3%)
 REAL ESTATE (0.3%)
 CB Richards Ellis Services, Inc.,
    11.25%, 6/15/11                                  100,000            88,500
 Crescent Real Estate Equities,
    7.50%, 9/15/07                                   100,000            94,000
 Istar Financial, Inc., 8.75%, 8/15/08                50,000            51,918
------------------------------------------------------------------------------
 TOTAL MISCELLANEOUS                                                   234,418
------------------------------------------------------------------------------


 PROFESSIONAL SERVICES (0.2%)
 Interim Services, Inc., 4.50%, 6/1/05                30,000            24,488
 Kindercare Learning Centers,
    9.50%, 2/15/09                                   125,000           118,750
------------------------------------------------------------------------------
 TOTAL PROFESSIONAL SERVICES                                           143,238
------------------------------------------------------------------------------


 TECHNOLOGY (1.5%)
 CABLE (0.3%)
++Adelphia Communications Corporation,
    10.25%, 6/15/11                                   75,000            27,375
 Charter Communications Holdings
    LLC, 9.625%, 11/15/09                            100,000            61,000
 Charter Communications Holdings
    LLC, 11.125%, 1/15/11                             25,000            15,750
 Echostar Broadband Corp.,
    10.375%, 10/1/07                                 100,000            99,000
++NTL Communications Corp.,
    11.50%, 10/1/08                                   25,000             3,500
+NTL, Inc., 9.75%, 4/1/08                             50,000             6,250

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 CABLE (CONTINUED)
 Rogers Communications, Inc.,
    8.875%, 7/15/07                                   45,000           $36,450
++Telewest Communications PLC,
    9.875%, 2/1/10                                    75,000            13,125
------------------------------------------------------------------------------
 TOTAL                                                                 262,450
------------------------------------------------------------------------------


 ELECTRONICS (0.1%)
 Amkor Technology, Inc., 5.00%, 3/15/07               50,000            14,375
 Solectron Corp., 0.00%, 11/20/20                     50,000            19,813
 Solectron Corp., 9.625%, 2/15/09                     50,000            41,250
------------------------------------------------------------------------------
 TOTAL                                                                  75,438
------------------------------------------------------------------------------


 OFFICE EQUIPMENT (0.1%)
 Xerox Corporation, 7.15%, 8/1/04                     50,000            39,250
------------------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.8%)
 Alamosa Delaware, Inc., 12.50%, 2/1/11               50,000             9,000
 Alamosa Delaware, Inc.,
    13.625%, 8/15/11                                  25,000             4,750
 AT&T Wireless Services, Inc.,
    7.50%, 5/1/07                                     25,000            21,250
 AT&T Wireless Services, Inc.,
    7.875%, 3/1/11                                    50,000            38,500
 AT&T Wireless Services, Inc.,
    8.125%, 5/1/12                                    12,500             9,625
 Dobson Communications Corporation,
    10.875%, 7/1/10                                   75,000            51,375
+Horizon PCS, 14.00% 10/1/10                          50,000            2,000
 Horizon PCS, Inc., 13.75%, 6/15/11                   50,000             9,500
+IPCS, Inc. 14.00%, 7/15/10                           50,000            2,500
 IWO Holdings, Inc., 14.00%, 1/15/11                  75,000            14,250
 Nextel Communications, Inc.,
    9.375%, 11/15/09                                  12,500             9,500
^^Nextel Communications, Inc.,
    10.65%, 9/15/07                                   90,000            75,150
 Nextel Partners, Inc., 12.50%, 11/15/09              75,000            52,500
 Rogers Cantel, Inc., 9.375%, 6/1/08                  25,000            18,250
 Rogers Cantel, Inc., 8.30%, 10/1/07                  50,000            35,750
 Rogers Cantel, Inc., 9.75%, 6/1/16                   50,000            33,250
 Rural Cellular Corp., 9.625%, 5/15/08                25,000            13,250
 Sprint Capital Corporation,
    7.125%, 1/30/06                                   50,000            37,677
 Triton PCS, Inc., 8.75%, 11/15/11                    50,000            33,000
+Triton PCS, Inc. 11.00%, 5/1/08                      75,000            49,125
 TSI Telecommunications Service,
    12.75%, 2/1/09                                   100,000            85,000
+US Unwired, Inc., 13.375%, 11/1/09                   25,000             1,250
------------------------------------------------------------------------------
 TOTAL                                                                 606,452
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 TELECOMMUNICATIONS WIRELESS: TOWERS (0.2%)
 American Tower Corp., 5.00%, 2/15/10                 75,000           $30,375
 Crown Castle International Corp.,
    10.75%, 8/1/11                                   100,000            67,000
 SBA Communications Corp.,
    10.25%, 2/1/09                                    75,000            39,750
-Spectrasite Holdings, Inc.,
    12.875%, 3/15/10                                  75,000            11,625
------------------------------------------------------------------------------
 TOTAL                                                                 148,750
------------------------------------------------------------------------------


 TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
-GT Group Telecom, Inc.,
    13.25%, 2/1/10                                   100,000                10
 Qwest Capital Funding, 7.90%, 8/15/10                75,000            33,750
------------------------------------------------------------------------------
 TOTAL                                                                  33,760
------------------------------------------------------------------------------
 TOTAL TECHNOLOGY                                                    1,166,100
------------------------------------------------------------------------------


 TRANSPORT SERVICES (0.5%)
 RAILROADS (0.1%)
 Railamerica Transportation Corp.,
    12.875%, 8/15/10                                  50,000            51,188
 TFM SA DE CV, 12.50%, 6/15/12 144A                   50,000            48,500
------------------------------------------------------------------------------
 TOTAL                                                                  99,688
------------------------------------------------------------------------------


 TRUCKING & SHIPPING (0.4%)
 American Commercial LLC,
    11.25%, 1/1/08                                    44,690            25,920
 CP Ships Limited,
    10.375%, 7/15/12 144A                             50,000            51,750
 International Shipholding Corporation,
    7.75%, 10/15/07                                   35,000            29,488
 North American Van Lines,
    13.375%, 12/1/09                                 100,000            97,999
 Stena AB, 10.50%, 12/15/05                           50,000            51,500
------------------------------------------------------------------------------
 TOTAL                                                                 256,657
------------------------------------------------------------------------------
 TOTAL TRANSPORT SERVICES                                              356,345
------------------------------------------------------------------------------


 UTILITIES (0.5%)
 UTILITY - ELECTRIC (0.4%)
 Aquila, Inc., 10.875%, 7/1/12 144A                   50,000            45,000
 Calpine Canada Energy, 8.50%, 5/1/08                 75,000            30,750
 Calpine Corporation, 8.625%, 8/15/10                 25,000            10,000
 Calpine Corporation, 8.75%, 7/15/07                  50,000            21,500
 Edison Mission Energy, 10.00%, 8/15/08               75,000            34,500
 Orion Power Holdings, Inc.,
    12.00%, 5/1/10                                    100,000           77,000
 PG&E National Energy Group, Inc.,
    10.375%, 5/16/11                                  100,000           27,000
 USEC, Inc., 6.625%, 1/20/06                          75,000            68,072
------------------------------------------------------------------------------
 TOTAL                                                                 313,822
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                            ASSET ALLOCATION FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 UTILITY - GARBAGE DISPOSAL (0.1%)
 Allied Waste North America, Inc.,
    8.50%, 12/1/08                                    80,000           $76,000
++IT Group, Series B, 11.25%, 4/1/09                  50,000                 0
------------------------------------------------------------------------------
 TOTAL                                                                  76,000
------------------------------------------------------------------------------
 TOTAL UTILITIES                                                       389,822
------------------------------------------------------------------------------
 TOTAL BELOW INVESTMENT-GRADE BONDS
   (COST $8,809,008)                                                 7,725,396
------------------------------------------------------------------------------

 TOTAL BONDS
   (COST $25,999,611)                                               25,918,346
------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS (13.4%)
 FEDERAL & FEDERALLY-SPONSORED CREDIT (0.9%)
 Federal Home Loan Discount Note,
    1.68%, 10/23/02                                  700,000           699,281
------------------------------------------------------------------------------

 MISCELLANEOUS (3.2%)
 Koch Industries, 1.96%, 10/1/02                   2,400,000         2,400,000
------------------------------------------------------------------------------

 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (3.3%)
 Quincy Capital Corp.,
    1.77%, 10/15/02                                2,500,000         2,498,279
------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (6.0%)
--Asset Securitization 1.76%, 10/11/02             2,500,000         2,498,778
--Transamerica Financial Corporation,
    1.75%, 10/23/02                                2,100,000         2,097,754
------------------------------------------------------------------------------
 TOTAL                                                               4,596,532
------------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENTS
   (COST $10,194,092)                                               10,194,092
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (99.5%)
   (COST $80,715,275)^                                              75,927,419
------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (0.5%)                                 367,630
------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $76,295,049
------------------------------------------------------------------------------


 *Non-Income Producing

 **PIK - Payment in Kind

 ADR - American Depositary Receipt

 IO - Interest Only Security

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 +Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++Defaulted Security

--Defaulted security and step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

 ^^Step bond security will receive coupon payments.

----All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                    Unrealized
                                      Number of     Expiration     Appreciation
 Issuer                               Contracts        Date      (Depreciation)
------------------------------------------------------------------------------
 S&P 500(R)Index Futures
    (Total notional value at
       9/30/02, $3,342,525)                15         12/02     $(286,275)

  ^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $80,715,275 and the net unrealized depreciation of investments based on that cost was $4,787,856 which is comprised of $5,053,567 aggregate gross unrealized appreciation and $9,841,423 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                             HIGH YIELD BOND FUND

----------------------
  HIGH YIELD BOND FUND
----------------------
------------------------------------------------------------------------------
  OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

  PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

  STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

  NET ASSETS:  $55.5 million
------------------------------------------------------------------------------

Investing in a portfolio of high yield bonds provides investors who can accept a higher level of credit and market risk in return for potentially higher return. Holdings of particular interest include investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some defaults over time are inevitable. By including high coupon issues in the portfolio and diversifying across many holdings, the managers attempt to mitigate the impact of defaults on the total portfolio.

The high yield bond market continues to be turbulent, with many defaults and widespread downward credit rating migration in response to deterioration in the financial situation of issuers. Rating changes and defaults have created considerable instability in the high yield indices, which are affected by frequent additions and eliminations of bonds. Volatility of the high yield market has increased greatly as investment-grade bond investors attempt to sell very large issues of formerly respected companies that have been downgraded to below investment-grade status.

For the 12 months ended September 2002, the High Yield Bond Fund had a return of -4.80%, versus -2.12% for its benchmark, the Lehman Brothers High Yield Intermediate Market Index.

The Fund's performance relative to the Index has been negatively affected by holdings in three industry sectors: cable television, wireless communication and electric power producers. Each of these industries has been affected by well-publicized financial problems experienced by highly visible participants. In these sectors, prices of some bonds held by the Fund have fallen significantly, as technical trading factors have compounded the problems caused by fundamental deterioration. The Fund's managers evaluate each issue on its own merit, and, in some cases, the bonds are kept in the Fund based on an assessment that an eventual workout may create more value than a sale at current distressed levels, even though such a sale might boost the Fund's short-term performance.

The Fund's current strategic direction is focused largely on reducing risk. The Fund's managers are attempting to improve the rated credit quality of the portfolio, a considerable challenge in an environment of significant negative credit rating migration. The industry mix is being adjusted to increase exposure to industries with greater predictability and lower volatility, such as gaming, healthcare and consumer-related sectors, while underweighting such sectors as basic materials, airlines and capital goods, which are highly sensitive to the economy. The number of holdings in the portfolio is increasing, in order to spread risk among many issues.

SECTOR ALLOCATION
9/30/02

Consumer Cyclical                22%
--------------------------------------
Consumer Staples                 18%
--------------------------------------
Technology                       15%
--------------------------------------
Short-term Investments and
 Other Assets, net                9%
--------------------------------------
Basic Materials/Capital Goods     9%
--------------------------------------
Finance                           6%
--------------------------------------
Utilities                         6%
--------------------------------------
Transport Services                6%
--------------------------------------
Other Industries                  5%
--------------------------------------
Energy                            4%
--------------------------------------

Sector Allocation is based on net assets.
Sector Allocation is subject to change.

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                             HIGH YIELD BOND FUND

Performance Relative to Lehman Brothers High Yield Intermediate Market Index

                                                HIGH YIELD  LEHMAN BROTHERS
                                                 BOND FUND      HIGH YIELD
                 HIGH YIELD      HIGH YIELD       CLASS B      INTERMEDIATE
                  BOND FUND       BOND FUND      REDEMPTION       MARKET
                   CLASS A         CLASS B         VALUE          INDEX
-----------------------------------------------------------------------------
3/31/97             9,524          10,000                         10,000
9/30/97            11,082          11,595                         10,886
3/31/98            11,710          12,209                         11,447
9/30/98            10,573          10,987                         10,992
3/31/99            10,788          11,161                         11,449
9/30/99            10,867          11,205                         11,342
3/31/00            10,801          11,101                         11,252
9/30/00            11,071          11,340                         11,429
3/31/01            11,279          11,531                         11,519
9/30/01            10,611          10,796                         10,726
3/31/02            11,270          11,433                         11,508
9/30/02            10,105          10,230         10,172          10,499

Time period 3/31/97 through 9/30/02.

TOTAL RETURN                                               Average
                                                            Annual
                                                One         Since
For the periods ended September 30, 2002        Year      Inception*
------------------------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)      -4.80%         1.08%
------------------------------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                     -2.12%         0.89%
------------------------------------------------------------------------------

*Fund inception date is 3/31/97.  Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers Index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the Index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The Index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.



 SCHEDULE OF INVESTMENTS 9/30/02

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 BONDS (88.4%)
 BASIC MATERIALS (4.1%)
 CHEMICALS (0.5%)
Lyondell Chemical Company,
   11.125%, 7/15/12                                  300,000          $288,000
------------------------------------------------------------------------------

METALS & MINING (2.5%)
Great Central Mines, Ltd.,
   8.875%, 4/1/08                                    950,000           967,813
UCAR Finance, Inc., 10.25%, 2/15/12                  450,000           427,500
------------------------------------------------------------------------------
TOTAL                                                                1,395,313
------------------------------------------------------------------------------


PAPER (1.1%)
Appleton Papers, Inc.,
   12.50%, 12/15/08                                  600,000           618,000
------------------------------------------------------------------------------
TOTAL BASIC MATERIALS                                                2,301,313
------------------------------------------------------------------------------

CAPITAL GOODS (5.1%)
BUILDING - FOREST PRODUCTS (0.7%)
Georgia-Pacific Corporation,
   8.125%, 5/15/11                                   500,000           416,800
------------------------------------------------------------------------------

BUILDING & CONSTRUCTION (3.7%)
Collins & Aikman Products, Inc.,
   11.50%, 4/15/06                                   300,000           273,000
Encompass Services Corp.,
   10.50%, 5/4/12                                    725,000            87,000
H&E Equipment/Finance,
   11.125%, 6/15/12 144A                             450,000           355,500
Integrated Electrical Services, Inc.,
   9.375%, 2/1/09                                    500,000           443,750
LNR Property Corporation,
   10.5%, 1/15/09                                    300,000           306,000
United Rentals, Inc., 10.75%, 4/15/08                600,000           573,000
------------------------------------------------------------------------------
TOTAL                                                                2,038,250
------------------------------------------------------------------------------

INDUSTRIAL (0.7%)
Tyco International Group SA,
   6.375%, 2/15/06                                   300,000           258,000
Tyco International Group SA,
   6.375%, 6/15/05                                   150,000           129,750
------------------------------------------------------------------------------
TOTAL                                                                  387,750
------------------------------------------------------------------------------
TOTAL CAPITAL GOODS                                                  2,842,800
------------------------------------------------------------------------------


CONSUMER CYCLICAL (22.0%)
APPAREL, TEXTILE (2.0%)
Guess ?, Inc., 9.50%, 8/15/03                        400,000           390,000
Levi Strauss & Co., 11.625%, 1/15/08                 550,000           440,000
Tommy Hilfiger USA, Inc.,
   6.85%, 6/1/08                                     300,000           279,000
------------------------------------------------------------------------------
TOTAL                                                                1,109,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                             HIGH YIELD BOND FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 AUTO & TRUCKS (1.1%)
 Avis Group Holdings, Inc.,
    11.00%, 5/1/09                                   550,000          $594,688
------------------------------------------------------------------------------

 AUTO RELATED (0.8%)
 Trimas Corporation,
    9.875%, 6/15/12 144A                             450,000           441,000
------------------------------------------------------------------------------

 HOME CONSTRUCTION (3.7%)
 K. Hovanian Enterprises,
    10.50%, 10/1/07                                  500,000           520,000
 Schuler Homes, 9.375%, 7/15/09                      500,000           497,500
 Standard Pacific Corp.,
    9.50%, 9/15/10                                   750,000           757,499
 Tech Olympic USA, Inc.,
    9.00%, 7/1/10 144A                               300,000           274,500
------------------------------------------------------------------------------
 TOTAL                                                               2,049,499
------------------------------------------------------------------------------

 HOUSEHOLD APPLIANCES (1.5%)
 Rent-A-Center, Inc., 11.00%, 8/15/08                250,000           265,625
 Salton, Inc., 12.25%, 4/15/08                       600,000           564,000
------------------------------------------------------------------------------
 TOTAL                                                                 829,625
------------------------------------------------------------------------------

 LEISURE RELATED (1.9%)
 Bally Total Fitness Holdings,
    Series D, 9.875%, 10/15/07                       650,000           597,188
 Royal Caribbean Cruises, Ltd.,
    7.00%, 10/15/07                                  250,000           207,500
 Six Flags, Inc., 9.50%, 2/1/09                      300,000           256,500
------------------------------------------------------------------------------
 TOTAL                                                               1,061,188
------------------------------------------------------------------------------

 LODGING/RESORTS (3.1%)
 Corrections Corporation of America,
    9.875%, 5/1/09 144A                              650,000           671,937
 Felcor Lodging LP, 9.50%, 9/15/08                   350,000           347,375
 John Q. Hammons, 8.875%, 5/15/12                    225,000           216,563
 Meristar Hospitality Corporation,
    9.00%, 1/15/08                                   100,000            90,500
 Meristar Hospitality Corporation,
    9.125%, 1/15/11                                  150,000           133,500
 RFS Partnership LP, 9.75%, 3/1/12                   300,000           297,000
------------------------------------------------------------------------------
 TOTAL                                                               1,756,875
------------------------------------------------------------------------------

 PRINTING & PUBLISHING (2.0%)
 American Achievement Corp.,
    11.625%, 1/1/07                                  325,000           331,500
 Mail-Well, Inc., 9.625%, 3/15/12 144A               450,000           310,500
 Vertis, Inc., 10.875%, 6/15/09 144A                 450,000           450,000
------------------------------------------------------------------------------
 TOTAL                                                               1,092,000
------------------------------------------------------------------------------



                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 RETAIL - GENERAL (5.9%)
 Asbury Automotive Group, Inc.,
    9.00%, 6/15/12                                   300,000          $270,000
 Autonation, Inc., 9.00%, 8/1/08                     325,000           333,125
 Buhrmann US, Inc., 12.25%, 11/1/09                  600,000           602,999
 Csk Auto, Inc., 12.00%, 6/15/06                     300,000           317,625
 The Gap, Inc., 8.15%, 12/15/05                      300,000           291,000
 The Gap, Inc., 10.55%, 12/15/08                     250,000           250,938
 Saks Incorporated, 8.25%, 11/15/08                  500,000           460,000
 Sonic Automotive, Inc.,
    11.00%, 8/1/08                                   450,000           465,750
 United Auto Group, Inc.,
    9.625%, 3/15/12 144A                             300,000           303,000
------------------------------------------------------------------------------
 TOTAL                                                               3,294,437
------------------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL                                            12,228,312
------------------------------------------------------------------------------


 CONSUMER STAPLES (18.2%)
 CONTAINERS (0.2%)
 Applied Extrusion Technologies, Inc.,
    10.75%, 7/1/11                                   150,000           109,500
------------------------------------------------------------------------------

 FOOD RETAILERS (1.7%)
 Buffets, Inc., 11.25%, 7/15/10 144A                 300,000           306,000
 Fleming Companies, Inc.,
    10.125%, 4/1/08                                  300,000           234,000
 Great Atlantic & Pacific Tea
    Company, Inc., 7.75%, 4/15/07                    200,000           145,000
 Ingles Markets, Inc., 8.875%, 12/1/11               300,000           273,000
------------------------------------------------------------------------------
 TOTAL                                                                 958,000
------------------------------------------------------------------------------

 FOOD SERVICE (0.4%)
 Sbarro, Inc., 11.00%, 9/15/09                       225,000           204,750
------------------------------------------------------------------------------

 FOODS (0.5%)
 Swift & Company,
    10.125%, 10/1/09 144A                            300,000           278,250
------------------------------------------------------------------------------

 GAMING (10.0%)
 Choctaw Resort Development,
     9.25%, 4/1/09                                   550,000           569,250
 Chumash Casino & Resort,
    9.00%, 7/15/10 144A                              300,000           309,750
 Circus El Dorado, 10.125%, 3/1/12                   200,000           198,500
 Herbst Gaming, Inc., 10.75%, 9/1/08                 450,000           465,750
 Hollywood Casino Shreveport,
    13.00%, 8/1/06                                   300,000           315,000
 Jacobs Entertainment,
    11.875%, 2/1/09 144A                             600,000           619,500
 Majestic Investment Holdings, Inc.,
    11.653%, 11/30/07                                600,000           545,250

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                             HIGH YIELD BOND FUND

------------------------------------------------------------------------------
                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 GAMING (CONTINUED)
 The Majestic Star Casino LLC,
    10.875%, 7/1/06                                  360,000          $367,200
 Mandalay Resort Group,
    7.625%, 7/15/13                                  100,000            93,500
 Resort International Hotel/Casino,
    11.50%, 3/15/09                                  350,000           302,750
 Riviera Holdings Corporation,
    11.00%, 6/15/10 144A                             600,000           561,000
 Venetian Casino Resort LLC,
    11.00%, 6/15/10 144A                             750,000           734,999
 Wheeling Island Gaming,
    10.125%, 12/15/09                                300,000           306,000
++Windsor Woodmont Black Hawk
    Resort Corp., 13.00%, 3/15/05                    250,000           162,500
------------------------------------------------------------------------------
 TOTAL                                                               5,550,949
------------------------------------------------------------------------------

 HEALTHCARE (4.6%)
 Extendicare Health Services,
    9.50%, 7/1/10 144A                               300,000           303,000
 Fresenius Medical Capital Trust II,
    7.875%, 2/1/08                                   500,000           412,500
 HEALTHSOUTH CORPORATION,
    8.50%, 2/1/08                                    450,000           337,500
 InSight Health Services Corp.,
    9.875%, 11/1/11                                  450,000           434,250
 Pacificare Health Systems, Inc.,
    10.75%, 6/1/09                                   450,000           444,375
 Rotech Healthcare, Inc.,
    9.50%, 4/1/12 144A                               300,000           281,250
 Ventas Realty, 9.00%, 5/1/12                        300,000           309,750
------------------------------------------------------------------------------
 TOTAL                                                               2,522,625
------------------------------------------------------------------------------


 SOAPS & TOILETRIES (0.8%)
 Elizabeth Arden, Inc., 11.75%, 2/1/11               450,000           460,125
------------------------------------------------------------------------------
 TOTAL CONSUMER STAPLES                                             10,084,199
------------------------------------------------------------------------------


 ELECTRIC SERVICES (0.8%)
 Western Resources, 9.75%, 5/1/07                    450,000           431,854
------------------------------------------------------------------------------
 TOTAL ELECTRIC SERVICES                                               431,854
------------------------------------------------------------------------------


 ENERGY (4.1%)
 OIL & GAS INDEPENDENT (1.4%)
 Compton Petroleum Corp.,
    9.90%, 5/15/09 144A                              300,000           306,000
 PDVSA Finance, Ltd., 1999-I,
    9.75%, 2/15/10                                   525,000           494,813
------------------------------------------------------------------------------
 TOTAL                                                                 800,813
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 OIL FIELD SERVICES (2.5%)
 BRL Universal Equipment,
    8.875%, 2/15/08                                  600,000          $612,000
 El Paso Energy Partners,
    8.50%, 6/1/11                                    550,000           522,500
 Hanover Equipment Trust,
    8.75%, 9/1/11 144A                               300,000           277,500
------------------------------------------------------------------------------
 TOTAL                                                               1,412,000
------------------------------------------------------------------------------


 REFINING (0.2%)
 Tesoro Petroleum Corp.,
    9.625%, 11/1/08                                  150,000            88,500
------------------------------------------------------------------------------
 TOTAL ENERGY                                                        2,301,313
------------------------------------------------------------------------------


 FINANCE (5.5%)
 BANKS (1.4%)
 Sovereign Real Estate Investment
    Trust, 12.00%, 5/16/20 144A                      350,000           378,000
 Western Financial Bank-FSB,
    9.625%, 5/15/12                                  450,000           427,500
------------------------------------------------------------------------------
 TOTAL                                                                 805,500
------------------------------------------------------------------------------


 FINANCE COMPANIES (3.4%)
 AmeriCredit Corp., 9.875%, 4/15/06                  400,000           286,000
 Americredit Corp.,
    9.25%, 5/1/09 144A                               150,000           101,250
 IOS Capital, Inc., 9.75%, 6/15/04                   900,000           907,287
 Metris Companies, Inc.,
    10.00%, 11/1/04                                   20,000            14,800
 Metris Companies, Inc.,
    10.125%, 7/15/06                                 800,000           592,000
------------------------------------------------------------------------------
 TOTAL                                                               1,901,337
------------------------------------------------------------------------------


 FINANCIAL SERVICES (0.7%)
 Labranche & Company, Inc.,
    12.00%, 3/2/07                                   350,000           374,500
------------------------------------------------------------------------------
 TOTAL FINANCE                                                       3,081,337
------------------------------------------------------------------------------


 MISCELLANEOUS (1.9%)
 REAL ESTATE (1.9%)
 CB Richards Ellis Services, Inc.,
    11.25%, 6/15/11                                  550,000           486,750
 Crescent Real Estate Equities,
    7.50%, 9/15/07                                   250,000           235,000
 Istar Financial, Inc., 8.75%, 8/15/08               300,000           311,509
------------------------------------------------------------------------------
 TOTAL MISCELLANEOUS                                                 1,033,259
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                             HIGH YIELD BOND FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 PROFESSIONAL SERVICES (2.3%)
 Interim Services, Inc., 4.50%, 6/1/05               200,000          $163,250
 Kindercare Learning Centers,
    9.50%, 2/15/09                                   750,000           712,500
 Service Corp. International,
    7.70%, 4/15/09                                   500,000           422,500
------------------------------------------------------------------------------
 TOTAL PROFESSIONAL SERVICES                                         1,298,250
------------------------------------------------------------------------------

 TECHNOLOGY (13.1%)
 CABLE (3.5%)
++Adelphia Communications Corporation,
    10.25%, 6/15/11                                  450,000           164,250
 Charter Communications Holdings
    LLC, 9.625%, 11/15/09                            900,000           549,000
 Charter Communications Holdings
   LLC, 11.125%, 1/15/11                             225,000           141,750
 Echostar Broadband Corp.,
    10.375%, 10/1/07                                 500,000           495,000
++NTL Communications Corp.,
    11.50%, 10/1/08                                  250,000            35,000
+NTL, Inc., 9.75%, 4/1/08                            750,000            93,750
 Rogers Communications, Inc.,
    8.875%, 7/15/07                                  300,000           243,000
-Telewest Communications PLC,
    9.25%, 4/15/09                                   300,000            47,250
++Telewest Communications PLC,
    9.875%, 2/1/10                                 1,100,000           192,500
- United Pan-Europe Communications
    NV, 13.75%, 2/1/10                               200,000             5,000
------------------------------------------------------------------------------
 TOTAL                                                               1,966,500
------------------------------------------------------------------------------


 ELECTRONICS (0.8%)
 Amkor Technology, Inc.,
    5.00%, 3/15/07                                   300,000            86,250
 Solectron Corp., 0.00%, 11/20/20                    500,000           198,125
 Solectron Corp., 9.625%, 2/15/09                    200,000           165,000
------------------------------------------------------------------------------
 TOTAL                                                                 449,375
------------------------------------------------------------------------------


 OFFICE EQUIPMENT (0.4%)
 Xerox Corporation, 7.15%, 8/1/04                    300,000           235,500
------------------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (6.2%)
 Alamosa Delaware, Inc.,
    12.50%, 2/1/11                                   200,000            36,000
 Alamosa Delaware, Inc.,
    13.625%, 8/15/11                                 200,000            38,000
 AT&T Wireless Services, Inc.,
    7.50%, 5/1/07                                    150,000           127,500

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (CONTINUED)
 AT&T Wireless Services, Inc.,
    7.875%, 3/1/11                                   400,000          $308,000
 AT&T Wireless Services, Inc.,
    8.125%, 5/1/12                                   175,000           134,750
 Dobson Communications
    Corporation, 10.875%, 7/1/10                     350,000           239,750
 Horizon PCS, Inc., 13.75%, 6/15/11                  225,000            42,750
+Horizon PCS, Inc., 14.00%, 10/1/10                  550,000            22,000
+IPCS, Inc., 14.00%, 7/15/10                         450,000            22,500
 IWO Holdings, Inc., 14.00%, 1/15/11                 450,000            85,500
 Nextel Communications, Inc.,
    9.375%, 11/15/09                                 175,000           133,000
^^Nextel Communications, Inc.,
    10.65%, 9/15/07                                  725,000           605,375
 Nextel Partners, Inc.,
    12.50%, 11/15/09                                 300,000           210,000
 Rogers Cantel, Inc., 9.375%, 6/1/08                  50,000            36,500
 Rogers Cantel, Inc., 8.30%, 10/1/07                 250,000           178,750
 Rogers Cantel, Inc., 9.75%, 6/1/16                  250,000           166,250
 Rural Cellular Corp., 9.625%, 5/15/08               150,000            79,500
 Sprint Capital Corporation,
    7.125%, 1/30/06                                  300,000           226,063
 Triton PCS, Inc., 8.75%, 11/15/11                   275,000           181,500
+Triton PCS, Inc., 11.00%, 5/1/08                    200,000           131,000
 TSI Telecommunications Service,
    12.75%, 2/1/09                                   525,000           446,250
+US Unwired, Inc. 13.375%, 11/1/09                   175,000             8,750
------------------------------------------------------------------------------
 TOTAL                                                               3,459,688
------------------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: TOWERS (1.8%)
 American Tower Corp., 5.00%, 2/15/10                300,000           121,500
 Crown Castle International Corp.,
    10.75%, 8/1/11                                   600,000           402,000
 SBA Communications Corp.,
    10.25%, 2/1/09                                   600,000           318,000
-Spectrasite Holdings, Inc.,
    11.25%, 4/15/09                                  400,000            70,000
-Spectrasite Holdings, Inc.,
    12.875%, 3/15/10                                 375,000            58,125
------------------------------------------------------------------------------
 TOTAL                                                                 969,625
------------------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: CLEC (0.4%)
-GT Group Telecom, Inc.,
    13.25%, 2/1/10                                   400,000                40
 Qwest Capital Funding, 7.90%, 8/15/10               450,000           202,500
------------------------------------------------------------------------------
 TOTAL                                                                 202,540
------------------------------------------------------------------------------
 TOTAL TECHNOLOGY                                                    7,283,228
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                             HIGH YIELD BOND FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 TRANSPORT SERVICES (5.7%)
 RAILROADS (1.7%)
 Railamerica Transportation Corp.,
    12.875%, 8/15/10                                 650,000          $665,438
 TFM SA DE CV, 12.50%,
    6/15/12 144A                                     300,000           291,000
------------------------------------------------------------------------------
 TOTAL                                                                 956,438
------------------------------------------------------------------------------

 TRUCKING - SHIPPING (4.0%)
 American Commercial LLC,
    11.25%, 1/1/08                                   223,454           129,603
 CP Ships Limited,
    10.375%, 7/15/12 144A                            300,000           310,500
 International Shipholding
    Corporation, 7.75%, 10/15/07                     275,000           231,688
 North American Van Lines,
    13.375%, 12/1/09                                 750,000           735,000
 Stena AB, 10.50%, 12/15/05                          800,000           823,999
------------------------------------------------------------------------------
 TOTAL                                                               2,230,790
------------------------------------------------------------------------------
 TOTAL TRANSPORT SERVICES                                            3,187,228
------------------------------------------------------------------------------

 UTILITIES (5.6%)
 UTILITY - ELECTRIC (3.9%)
 Aquila, Inc., 10.875%, 7/1/12 144A                  300,000           270,000
 Calpine Canada Energy, 8.50%, 5/1/08                575,000           235,750
 Calpine Corporation, 8.625%, 8/15/10                475,000           190,000
 Calpine Corporation, 8.75%, 7/15/07                 200,000            86,000
 Edison Mission Energy,
    10.00%, 8/15/08                                  600,000           276,000
 Orion Power Holdings, Inc.,
    12.00%, 5/1/10                                   725,000           558,250
 PG&E National Energy Group, Inc.,
    10.375%, 5/16/11                                 600,000           162,000
 USEC, Inc., 6.625%, 1/20/06                         390,000           353,978
------------------------------------------------------------------------------
 TOTAL                                                               2,131,978
------------------------------------------------------------------------------

 UTILITY - GARBAGE DISPOSAL (1.7%)
 Allied Waste North America, Inc.,
    8.50%, 12/1/08                                 1,000,000           950,000
++IT Group, Series B, 11.25%, 4/1/09                 650,000                 0
------------------------------------------------------------------------------
 TOTAL                                                                 950,000
------------------------------------------------------------------------------
 TOTAL UTILITIES                                                     3,081,978
------------------------------------------------------------------------------
 TOTAL BONDS
   (COST $57,755,018)                                               49,155,071
------------------------------------------------------------------------------

 PREFERRED STOCK (2.5%)
 TECHNOLOGY (2.4%)
 BROADCASTING (0.7%)
 Sinclair Capital                                      3,500           365,750
------------------------------------------------------------------------------

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 CABLE (1.7%)
 CSC Holdings, Inc. - Series H                        11,500          $764,749
 CSC Holdings, Inc. - Series M                         2,805           183,728
++NTL, Inc., 13.00%, 2/15/09                               2                 1
------------------------------------------------------------------------------
 TOTAL                                                                 948,478
------------------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: TOWERS (0.0%)
**Crown Castle International Corp.                         5               225
------------------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
**Intermedia Communications, Inc.                          1                 1
------------------------------------------------------------------------------
 TOTAL TECHNOLOGY                                                    1,314,454
------------------------------------------------------------------------------


 TRANSPORTATION SERVICES (0.1%)
*American Commercial Lines LLC                         1,892            49,192
------------------------------------------------------------------------------
 TOTAL TRANSPORTATION SERVICES                                          49,192
------------------------------------------------------------------------------
 TOTAL PREFERRED STOCK
   (COST $2,009,265)                                                 1,363,646
------------------------------------------------------------------------------


 COMMON STOCKS AND WARRANTS (0.1%)
 CONSUMER CYCLICAL (0.0%)
 HOUSEHOLD APPLIANCES (0.0%)
*Samsonite Corporation                                   125                46
------------------------------------------------------------------------------

 LEISURE RELATED (0.0%)
*Hedstrom Holdings, Inc.                              67,324                 0
------------------------------------------------------------------------------

 PRINTING & PUBLISHING (0.0%)
*Jostens, Inc.                                           450            11,318
------------------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL                                                11,364
------------------------------------------------------------------------------


 TECHNOLOGY (0.0%)
 BROADCASTING (0.0%)
 XM Satellite Radio Holdings, Inc.                       350               699
------------------------------------------------------------------------------

 CABLE (0.0%)
*RCN Corporation                                       1,061               541
------------------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.0%)
 Horizon PCS, Inc. - Warrant 144A                        550                28
 IWO Holdings, Inc. 144A                                 350                 4
------------------------------------------------------------------------------
 TOTAL                                                                      32
------------------------------------------------------------------------------


 TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
*GT Group Telecom, Inc.                                  400               250
*McLeodUSA Incorporated - Class A2                       241                72
------------------------------------------------------------------------------
 TOTAL                                                                     322
------------------------------------------------------------------------------
 TOTAL TECHNOLOGY                                                        1,594
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                             HIGH YIELD BOND FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 TRANSPORT SERVICES (0.1%)
 Railamerica, Inc.                                       650           $19,500
------------------------------------------------------------------------------
 TOTAL TRANSPORT SERVICES                                               19,500
------------------------------------------------------------------------------
 TOTAL COMMON STOCKS AND WARRANTS
   (COST $309,879)                                                      32,458
------------------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (10.1%)
 PERSONAL CREDIT INSTITUTIONS (4.5%)
 Household Finance Corp.,
    1.74%, 10/24/02                                2,500,000         2,497,221
------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (5.6%)
 Asset Securitization, 1.76%, 10/11/02             2,500,000         2,498,778
 UBS Finance LLC, 1.97%, 10/1/02                     600,000           600,000
------------------------------------------------------------------------------
 TOTAL                                                               3,098,778
------------------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $5,595,999)                                                 5,595,999
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (101.1%)
   (COST $65,670,161)^                                              56,147,174
------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-1.1%)                              (617,531)
------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $55,529,643
------------------------------------------------------------------------------


*Non-Income Producing

**PIK - Payment in Kind

+Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++Defaulted Security

-Defaulted security and step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

^^Step bond security will begin to receive coupon payments.

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $65,670,161 and the net unrealized depreciation of investments based on that cost was $9,522,987 which is comprised of $1,073,825 aggregate gross unrealized appreciation and $10,596,812 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                             MUNICIPAL BOND FUND

--------------------
 MUNICIPAL BOND FUND
--------------------
------------------------------------------------------------------------------
  OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

  PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

  STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

  NET ASSETS:  $76.1 million
------------------------------------------------------------------------------

The Municipal Bond Fund is managed with a balanced focus on income, total return, quality of securities and avoidance of federal income taxes. There are six major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds, bonds with other credit support, and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can usually raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Company (FGIC).* Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasuries. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date. Bonds with other credit support are backed by agencies such as GNMA or FNMA, or have other guarantees that support the issuer's ability to repay the debt.

For the 12 months ended September 2002, the Fund achieved a return of 9.45% outperforming its benchmark, the Lehman Municipal Bond Index, which recorded a return of 8.93%. Tax-exempt bonds have outperformed taxable bonds during 2002, despite record volume of newly issued municipal bonds and a significant drop in interest rates. Demand for municipal bonds has been high as many investors, discouraged by poor stock market performance, have turned to municipals as a safer alternative with attractive after-tax returns.

In recent months, the Fund's performance has been enhanced by several pre-refundings, as bond issuers have taken advantage of low interest rates to replace high-cost debt. The backing of pre-refunded bonds with an escrow of U.S. Treasury securities increases the value of the bonds because credit risk is eliminated.

In the current uncertain economic environment, the spreads between yields on bonds of the highest credit quality and lower quality bonds are the widest on record. Taking advantage of wide spreads, the Fund is overweighted in BBB bonds, the lowest investment grade, as the current prices of these bonds appear to take into account the credit risk.

The Fund is currently underweighted in state general obligation bonds because of concerns about growing state budget deficits. Many states are experiencing declining individual and corporate income tax revenues and have been forced to raise taxes, reduce reserves and cut spending. The Fund is overweighted in local general obligation bonds, whose revenue sources are mainly property taxes and revenue bonds. The Fund remains underweighted in high tax/low yield states such as California and New York. Among sectors, the Fund continues to be overweighted in hospital and housing bonds.

Currently positioned with a longer than benchmark average maturity/duration, the Fund will benefit from any further decline in interest rates. Bonds with maturities of 10 to 20 years are currently overweighted in the Fund.

*Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

PERCENTAGE HOLDINGS
9/30/02

Revenue Bonds                    40%
-------------------------------------
Insured Bonds                    29%
-------------------------------------
Bonds with Other Credit Support  12%
-------------------------------------
Pre-refunded Bonds               10%
-------------------------------------
General Obligation Bonds          9%
-------------------------------------

Percentage Holdings are based on invested assets. Percentage Holdings are subject to change.

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                             MUNICIPAL BOND FUND

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
MUNICIPAL BOND INDEX

                                              MUNICIPAL
                                              BOND FUND     LEHMAN BROTHERS
                  MUNICIPAL     MUNICIPAL      CLASS B         MUNICIPAL
                  BOND FUND     BOND FUND    REDEMPTION          BOND
                   CLASS A       CLASS B        VALUE            INDEX
---------------------------------------------------------------------------
3/31/97             9,524        10,000                          10,000
9/30/97            10,263        10,735                          10,656
3/31/98            10,641        11,093                          11,071
9/30/98            11,118        11,552                          11,584
3/31/99            11,324        11,728                          11,758
9/30/99            11,064        11,420                          11,503
3/31/00            11,313        11,639                          11,747
9/30/00            11,810        12,111                          12,214
3/31/01            12,595        12,875                          13,031
9/30/01            13,076        13,333                          13,484
3/31/02            13,136        13,338                          13,533
9/30/02            14,311        14,486           14,386         14,689

Time period 3/31/97 through 9/30/02.

Total Return                                              Average
                                                           Annual
                                                One         Since
For the periods ended September 30, 2002        Year     Inception*
------------------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)        9.45%       7.68%
------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                      8.93%       7.24%
------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. As of September 30, 2002, the Index included 44,949 issues totaling over $889 billion in market value. The Index represents approximately 50% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.


 SCHEDULE OF INVESTMENTS 9/30/02
                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 REVENUE BONDS (77.6%)
 MUNICIPAL BONDS - REVENUE (77.6%)
 ALABAMA (4.1%)
 Alabama 21st Century Authority
    Tobacco Settlement Revenue,
    5.75%, 12/1/20 RB                              1,000,000        $1,015,990
 Alabama Water Pollution Control
    Authority, 5.25%, 8/15/11
    RB, AMBAC                                      1,000,000         1,149,340
 Phoenix County, Alabama Industrial
    Development Board Environmental
    Improvement Revenue,
    6.10%, 5/15/30 RB                              1,000,000           988,070
------------------------------------------------------------------------------
 TOTAL                                                               3,153,400
------------------------------------------------------------------------------


 ARIZONA (4.0%)
 Arizona School Facilities Board
    Revenue, 5.50%, 7/1/17 RB                      1,700,000         1,924,875
 Salt River, Arizona Agriculture
    Improvement & Power District
    Electrical System Revenue,
    5.00%, 1/1/13 RB                               1,000,000         1,086,440
------------------------------------------------------------------------------
 TOTAL                                                               3,011,315
------------------------------------------------------------------------------


 CALIFORNIA (2.7%)
 California Housing Finance Agency
    Revenue, 5.75%, 2/1/29
    RB, MBIA, AMT                                    815,000           855,253
 Sacramento County, California
    Sanitation District Financing
    Authority Revenue,
    6.00%, 12/1/15 RB                              1,000,000         1,199,960
------------------------------------------------------------------------------
 TOTAL                                                               2,055,213
------------------------------------------------------------------------------


 CONNECTICUT (3.4%)
 Connecticut State, 1.75%, 7/1/36                  1,300,000         1,300,000
 Hartford, Connecticut Package
    System Revenue, 6.40%, 7/1/20 RB               1,170,000         1,253,901
------------------------------------------------------------------------------
 TOTAL                                                               2,553,901
------------------------------------------------------------------------------


 FLORIDA (3.1%)
 Collier County, Florida Housing
    Finance Authority Multifamily
    Revenue, 4.90%, 2/15/32
    RB, FNMA                                       1,250,000         1,359,088
 Escambia County, Florida Health
    Facilities Authority Revenue,
    5.25%, 11/15/32 RB                             1,000,000         1,017,230
------------------------------------------------------------------------------
 TOTAL                                                               2,376,318
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                             MUNICIPAL BOND FUND


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 GEORGIA (3.2%)
 Atlanta, Georgia Water & Wastewater
    Revenue, 1.20%, 11/1/41 RB, FSA                  900,000          $900,000
 Atlanta, Georgia Water & Wastewater
    Revenue, 1.50%, 11/1/38 RB, FSA                  300,000           300,000
 Cartersville, Georgia Development
    Authority Revenue,
    7.40%, 11/1/10 RB, AMT                         1,000,000         1,257,060
------------------------------------------------------------------------------
 TOTAL                                                               2,457,060
------------------------------------------------------------------------------

 ILLINOIS (8.5%)
 Chicago, Illinois O'Hare
    International Airport Revenue,
    5.70%, 1/1/08 RB, MBIA, AMT                    1,000,000         1,029,270
 Du Page, Illinois Water Revenue,
    5.25%, 5/1/14 RB                               1,500,000         1,557,300
 Illinois Educational Facilities
    Authority Student Housing
    Revenue, 6.25%, 5/1/30 RB                      1,000,000         1,031,570
 Illinois Metropolitan Fair &
    Exposition Authority,
    5.00%, 6/1/15 RB, BIGI                         1,000,000         1,002,140
 Illinois State Sales Tax Revenue,
    5.50%, 6/15/15 RB                              1,600,000         1,819,664
------------------------------------------------------------------------------
 TOTAL                                                               6,439,944
------------------------------------------------------------------------------


 INDIANA (2.2%)
 Fort Wayne, Indiana Sewer Works
    Improvement Revenue,
    9.625%, 8/1/05 RB, BIGI                          210,000           242,166
 Indiana State Toll Finance Authority
    Toll Road Revenue,
    6.00%, 7/1/15 RB                                 100,000           100,143
 Shelby, Indiana Eastern School
    Building Corporation,
    5.50%, 7/15/13 RB, FGIC                        1,135,000         1,307,758
------------------------------------------------------------------------------
 TOTAL                                                               1,650,067
------------------------------------------------------------------------------


 IOWA (3.1%)
 Cedar Rapids, Iowa First Mortgage
    Revenue, 9.00%, 7/1/25 RB, PR                  1,000,000         1,209,840
 Iowa Finance Authority Hospital
    Facility Revenue, 5.878%, 2/15/20
    RB, AMBAC                                      1,000,000         1,114,280
------------------------------------------------------------------------------
 TOTAL                                                               2,324,120
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 KANSAS (1.6%)
 Kansas State Department
    Transportation Highway Revenue,
    5.50%, 9/1/14 RB                               1,000,000        $1,181,200
------------------------------------------------------------------------------

 KENTUCKY (1.5%)
 Louisville & Jefferson Counties,
    Kentucky Regional Airport
    Authority Airport System Revenue,
    6.50%, 7/1/17 RB, MBIA, AMT                    1,000,000         1,163,440
------------------------------------------------------------------------------

 LOUISIANA (1.5%)
 Louisiana State Gas & Fuels Tax,
    5.375%, 6/1/16 RB, AMBAC                       1,000,000         1,124,250
------------------------------------------------------------------------------

 MAINE (1.4%)
 Maine Regional Waste System
    Solid Waste Resource Recovery
    Revenue, 6.25%, 7/1/11 RB, AMT                 1,000,000         1,079,640
------------------------------------------------------------------------------

 MARYLAND (1.7%)
 Maryland State Industrial
    Development Financing Authority
    Economic Development Revenue,
    5.20%, 11/1/26 RB                              1,250,000         1,309,213
------------------------------------------------------------------------------

 MICHIGAN (1.5%)
 Michigan Municipal Bond Authority
    Revenue, 5.50%, 10/1/16 RB                     1,000,000         1,175,530
------------------------------------------------------------------------------

 MISSOURI (1.5%)
 Saline County, Missouri Industrial
    Development Authority Health
    Facility Revenue,
    6.50%, 12/1/28 RB                              1,150,000         1,159,200
------------------------------------------------------------------------------

 NEBRASKA (1.4%)
 Nebraska Investment Finance
    Authority Single Family Housing
    Revenue, 6.25%, 3/1/21
    RB, GNMA, FNMA, FHLMC, AMT                       990,000         1,044,440
------------------------------------------------------------------------------

 NEW YORK (4.4%)
 New York Metropolitan Transportation
    Authority Transportation Facility
    Revenue, 5.625%, 7/1/25
    RB, MBIA, PR                                   1,000,000         1,163,540

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                             MUNICIPAL BOND FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 NEW YORK (CONTINUED)
 New York State Dormitory Authority,
    5.125%, 2/15/08 RB                             1,000,000        $1,103,840
 New York, New York Municipal
    Water Finance Authority Water &
    Sewer System Revenue,
    5.75%, 6/15/29 RB                              1,000,000         1,112,000
------------------------------------------------------------------------------
 TOTAL                                                               3,379,380
------------------------------------------------------------------------------


 NORTH CAROLINA (3.5%)
 North Carolina Eastern Municipal
    Power Agency Power System
    Revenue, 4.00%, 1/1/18 RB, PR                  1,795,000         1,793,887
 North Carolina Eastern Municipal
    Power Agency Power System
    Revenue, 4.50%, 1/1/24 RB, PR                    880,000           896,465
------------------------------------------------------------------------------
 TOTAL                                                               2,690,352
------------------------------------------------------------------------------


 OHIO (4.9%)
 Ohio Housing Finance Agency
    Mortgage Revenue, 5.625%, 9/1/16
    RB, GNMA                                         990,000         1,074,368
 Ohio Housing Finance Agency
    Mortgage Revenue, 6.20%, 9/1/14
    RB, GNMA                                         600,000           634,524
 Ohio State Water Development
    Authority Pollution Control Facility
    Revenue, 4.30%, 6/1/33 RB                      2,000,000         2,003,819
------------------------------------------------------------------------------
 TOTAL                                                               3,712,711
------------------------------------------------------------------------------


 PENNSYLVANIA (2.1%)
 Pennsylvania State Higher Education
    Facility Authority Revenue,
    6.00%, 1/15/31 RB                              1,500,000         1,586,835
------------------------------------------------------------------------------

 RHODE ISLAND (1.5%)
 Providence, Rhode Island Public
    Building Authority General
    Revenue, 5.50%, 12/15/12
    RB, AMBAC                                      1,000,000         1,156,200
------------------------------------------------------------------------------

 SOUTH CAROLINA (3.0%)
 Georgetown County, South Carolina
    Environmental Improvement
    Revenue, 5.70%, 4/1/14 RB                      1,000,000         1,069,710
 South Carolina State Public
    Service Authority Revenue,
    5.342%, 6/30/06 RB, MBIA                       1,200,000         1,235,208
------------------------------------------------------------------------------
 TOTAL                                                               2,304,918
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 SOUTH DAKOTA (2.3%)
 Rapid City, South Dakota Sales Tax
    Revenue, 5.50%, 6/1/11
    RB, AMBAC                                      1,505,000        $1,747,260
------------------------------------------------------------------------------

 TENNESSEE (1.4%)
 Memphis - Shelby County,
    Tennessee Airport Authority
    Special Facility Revenue,
    5.00%, 9/1/09 RB                               1,000,000         1,058,960
------------------------------------------------------------------------------

 TEXAS (8.1%)
 Fort Worth Texas Housing Finance
    Corporation, 6.00%, 8/20/43,
    RB, GNMA                                       1,000,000         1,088,130
 Odessa, Texas Junior College
    District Revenue, 8.125%, 12/1/18
    RB, PR                                         1,035,000         1,222,708
 Panhandle Texas Regional Housing
    Finance Authority, 6.00%, 7/20/31
    RB, GNMA                                       1,000,000         1,159,630
 Texas Municipal Power Agency
    Revenue, 4.75%, 9/1/12
    RB, AMBAC                                      1,500,000         1,567,005
 Texas Water Development Board
    Revenue, 5.75%, 7/15/16 RB                     1,000,000         1,116,250
------------------------------------------------------------------------------
 TOTAL                                                               6,153,723
------------------------------------------------------------------------------
 TOTAL REVENUE BONDS
   (COST $55,394,519)                                               59,048,590
------------------------------------------------------------------------------

 GENERAL OBLIGATION BONDS (22.6%)
 MUNICIPAL BOND - GENERAL OBLIGATION  (22.6%)
 ALABAMA (1.5%)
 Birmingham, Alabama - Series A,
    5.25%, 5/1/18 GO                               1,050,000         1,151,829
------------------------------------------------------------------------------

 ARIZONA (1.5%)
 Maricopa County, Arizona School
    District #69 Paradise VY,
    5.00%, 7/1/15 GO, FSA                          1,000,000         1,129,530
------------------------------------------------------------------------------

 DISTRICT OF COLUMBIA (1.3%)
 District of Columbia, 5.10%, 6/1/03
    GO, AMBAC                                      1,000,000         1,023,790
------------------------------------------------------------------------------

 ILLINOIS (5.5%)
+Chicago, Illinois Capital Appreciation,
    0.00%, 1/1/17 GO, MBIA                         1,000,000           740,050

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                             MUNICIPAL BOND FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 ILLINOIS (CONTINUED)
 Cook County, Illinois Community
    Consolidated School District #21,
    0.00%, 12/1/09 GO, FSA                         1,130,000          $884,869
 Cook County, Illinois Community
    Consolidated School District #97,
    9.00%, 12/1/10 GO, FGIC                        1,000,000         1,399,500
 Illinois State, 5.75%, 4/1/12
    GO, MBIA, PR                                   1,000,000         1,175,090
------------------------------------------------------------------------------
 TOTAL                                                               4,199,509
------------------------------------------------------------------------------


 MINNESOTA (1.4%)
 Prior Lake, Minnesota Independent
    School District #719,
    5.50%, 2/1/21 GO, MBIA                         1,000,000         1,055,200
------------------------------------------------------------------------------

 NEW YORK (1.5%)
 New York, New York - Series I,
    6.00%, 4/15/09 GO                              1,000,000         1,116,770
------------------------------------------------------------------------------

 OKLAHOMA (1.5%)
 Tulsa Oklahoma, 5.50%, 12/1/15 GO                 1,000,000         1,132,910
------------------------------------------------------------------------------

 TEXAS (6.1%)
 Aldine, Texas Independent School
    District, 5.50%, 2/15/16
    GO, PSF                                        1,500,000         1,685,385
 Little Elm, Texas Independent
    School District, 0.00%, 8/15/16
    GO, PSF                                        1,930,000         1,052,236
 Texas State Ribs, 10.24%, 9/30/11                 1,000,000         1,402,700
 Wylie, Texas Independent School
    District, 0.00%, 8/15/08 GO, PSF                 600,000           499,638
------------------------------------------------------------------------------
 TOTAL                                                               4,639,959
------------------------------------------------------------------------------


 VIRGINIA (2.3%)
 Loudoun County Virginia,
    5.25%, 5/1/17 GO                               1,560,000         1,740,929
------------------------------------------------------------------------------
 TOTAL GENERAL OBLIGATION BONDS
   (COST $16,000,901)                                               17,190,426
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.2%)
   (COST $71,395,420)^                                              76,239,016
------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-0.2%)                               (114,506)
------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $76,124,510
------------------------------------------------------------------------------


^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $71,395,420 and the net unrealized appreciation of investments based on that cost was $4,843,596 which is comprised of $4,855,526 aggregate gross unrealized appreciation and $11,930 aggregate gross unrealized depreciation.

+Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

 RB = Revenue Bond
 GO = General Obligation
 PR = Pre-refunded security will be called on the first call date
      (with certainty)
 AMT = Subject to the Alternative Minimum Tax

 Scheduled principal and interest payments are guaranteed by:
 AMBAC (AMBAC Indemnity Corporation)
 BIGI (Bond Investors Guarantee Insurance)
 FGIC (Financial Guaranty Insurance Company)
 FHLMC (Federal Home Loan Mortgage Corporation)
 FNMA (Federal National Mortgage Association)
 FSA (Financial Security Assurance, Inc.)
 GNMA (Government National Mortgage Association)
 MBIA (Municipal Bond Insurance Organization)
 PSF (Texas Permanent School Fund)

 The Accompanying Notes are an Integral Part of the Financial Statements.

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                               SELECT BOND FUND

----------------
SELECT BOND FUND
----------------
------------------------------------------------------------------------------
  OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

  PORTFOLIO: Diversified investment-grade corporate, mortgage-backed, Treasury and government agency bonds, with maturities generally exceeding one year.

  STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

  NET ASSETS:  $80.0 million
------------------------------------------------------------------------------

The Select Bond Fund invests primarily in high-quality debt securities, mainly government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

The Select Bond Fund has performed quite well over the last year, a period when bonds as an asset class have significantly outperformed stocks. The Fund's total return for the 12 months ended September 2002 was 11.57%, versus 8.63% for the Merrill Lynch Domestic Master Index.

The Fund's excellent performance resulted from a combination of a correct prediction of trends in interest rates and the avoidance of credit risk. With regard to interest rates, average duration (the length of time a bond is expected to remain outstanding) was lengthened early in the year, in correct anticipation that interest rates would remain low and that the yield curve would become steeper, that is, that the difference between long-term rates and short-term rates would become greater. The liquidity of U.S. Treasury securities makes them the most appropriate vehicles for duration adjustments; higher than usual holdings of Treasury securities have further benefited performance, as this has been the best-performing bond class.

Even more important for performance was the maintenance of a portfolio with low credit risk. The portion of the portfolio invested in corporate bonds has been reduced, and corporate holdings are concentrated in high-quality credits. Thorough independent analysis of each bond under consideration is an essential element of this investment approach, since reductions in credit ratings usually occur long after credit quality has deteriorated. This strategy has enabled the Fund to avoid the credit problems experienced by many corporations this year. Within the corporate sector, the Fund has benefited from an overweighted position in relatively stable consumer-oriented industries and an underweighting in poorly-performing industries including utilities, telecommunications, cable television and media companies.

Early in 2002, mortgage-backed securities were overweighted to take advantage of their yield advantage. This position has been reduced in recent months, as a wave of refinancings has created increased volatility in the mortgage market.

In the current uncertain market environment, a sharp focus on quality securities and avoidance of credit risk continues to be an appropriate strategy for the Fund.

PERCENTAGE HOLDINGS
9/30/02

Government and Government Agencies, including FNMA and GNMA           51%

Corporate Bonds                                                       29%
------------------------------------------------------------------------------

Commercial Mortgage-Backed and Asset-Backed Securities                11%
------------------------------------------------------------------------------

Short-term Investments                                                 9%
------------------------------------------------------------------------------

Percentage Holdings are based on net assets.


The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

Percentage Holdings are subject to change.

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                               SELECT BOND FUND


PERFORMANCE RELATIVE TO MERRILL LYNCH DOMESTIC MASTER INDEX

                                               SELECT
                                              BOND FUND      MERRILL
                   SELECT        SELECT        CLASS B    LYNCH DOMESTIC
                  BOND FUND     BOND FUND    REDEMPTION       MASTER
                   CLASS A       CLASS B        VALUE         INDEX
------------------------------------------------------------------------
3/31/97             9,524        10,000                       10,000
9/30/97            10,358        10,838                       10,712
3/31/98            10,677        11,134                       11,205
9/30/98            10,743        11,165                       11,955
3/31/99            11,168        11,569                       11,934
9/30/99            11,261        11,627                       11,908
3/31/00            11,420        11,741                       12,167
9/30/00            11,954        12,263                       12,733
3/31/01            12,941        13,227                       13,679
9/30/01            13,577        13,840                       14,395
3/31/02            13,686        13,951                       14,386
9/30/02            15,148        15,341        15,241         15,638

Time period 3/31/97 through 9/30/02.

TOTAL RETURN                                               Average
                                                           Annual
                                                One        Since
For the periods ended September 30, 2002        Year     Inception*
------------------------------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)        11.57%      8.80%
------------------------------------------------------------------------------
Merrill Lynch
Domestic Master Index                            8.63%      8.46%
------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.



 SCHEDULE OF INVESTMENTS 9/30/02

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 BONDS (90.1%)
 CORPORATE BONDS (28.9%)
 AEROSPACE - DEFENSE (0.8%)
 Lockheed Martin Corporation,
    8.20%, 12/1/09                                   500,000         $614,266
------------------------------------------------------------------------------

 AIRCRAFT (1.1%)
 United Technologies Corporation,
    6.10%, 5/15/12                                   810,000           910,628
------------------------------------------------------------------------------

 AUTO RELATED (1.4%)
 Toyota Motor Credit Corporation,
    5.65%, 1/15/07                                 1,000,000         1,096,427
------------------------------------------------------------------------------

 BEVERAGES, MALT BEVERAGES (3.8%)
 Anheuser-Busch Companies, Inc.,
    7.00%, 12/1/25                                   720,000           779,910
 Anheuser-Busch Companies, Inc.,
    7.50%, 3/15/12                                    57,000            71,141
 Coca-Cola Enterprises, Inc.,
    5.25%, 5/15/07                                   750,000           815,466
 Coca-Cola Enterprises, Inc.,
    5.375%, 8/15/06                                  250,000           271,664
 Coca-Cola Enterprises, Inc.,
    5.75%, 3/15/11                                 1,000,000         1,101,057
------------------------------------------------------------------------------
 TOTAL                                                               3,039,238
------------------------------------------------------------------------------


 BROAD WOVEN FABRIC MILLS, MANMADE (0.1%)
+   Polysindo International Finance,
    11.375%, 6/15/06                                 800,000            64,000
------------------------------------------------------------------------------

 CARPETS & RUGS (2.4%)
 Mohawk Industries, Inc.,
    7.20%, 4/15/12                                 1,672,000         1,892,587
------------------------------------------------------------------------------

 COMMERCIAL BANKS (0.4%)
 Bank of America Corporation,
    7.40%, 1/15/11                                   133,000           157,203
 Wells Fargo Bank, 6.45%, 2/1/11                     150,000           169,151
------------------------------------------------------------------------------
 TOTAL                                                                 326,354
------------------------------------------------------------------------------


 CRUDE PETROLEUM & NATURAL GAS (2.5%)
 Occidental Petroleum, 6.75%, 1/15/12              1,740,000         1,963,374
------------------------------------------------------------------------------

 ELECTRIC SERVICES (1.8%)
 Exelon Generation Co. LLC,
    6.95%, 6/15/11                                 1,080,000         1,190,386
 South Carolina Electric & Gas,
    6.125%, 3/1/09                                   250,000           279,943
------------------------------------------------------------------------------
 TOTAL                                                               1,470,329
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                               SELECT BOND FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT & SUPPLIES (1.4%)
 Hubbell, Inc., 6.375%, 5/15/12                    1,000,000        $1,120,937
------------------------------------------------------------------------------

 ENVIRONMENTAL CONTROLS (0.4%)
 Pall Corporation, 6.00%, 8/1/12 144A                300,000           318,027
------------------------------------------------------------------------------

 FEDERAL SAVINGS INSTITUTIONS (1.0%)
 Washington Mutual, Inc.,
    5.625%, 1/15/07                                  750,000           798,156
------------------------------------------------------------------------------

 METAL MINING (0.4%)
 Rio Tinto Finance, Ltd., 5.75%, 7/3/06              300,000           326,460
------------------------------------------------------------------------------
 MOTOR VEHICLE PARTS/ACCESSORIES (1.0%)
 TRW, Inc., 7.125%, 6/1/09                           125,000           135,557
 TRW, Inc., 7.75%, 6/1/29                            620,000           667,052
------------------------------------------------------------------------------
 TOTAL                                                                 802,609
------------------------------------------------------------------------------


 MOTORS & GENERATORS (0.2%)
 Emerson Electric Co., 5.75%, 11/1/11                119,000           128,325
------------------------------------------------------------------------------

 NEWS DEALERS & NEWSSTANDS (0.7%)
 News America Holdings,
    7.75%, 12/1/45                                   600,000           544,642
------------------------------------------------------------------------------

 OFFICE MACHINES (0.4%)
 Pitney Bowes Credit Corp.,
    5.75%, 8/15/08                                   400,000           439,877
------------------------------------------------------------------------------

 OIL & GAS EXTRACTION (0.7%)
 Chevron Corporation, 6.625%, 10/1/04                500,000           542,316
------------------------------------------------------------------------------

 PHARMACEUTICALS (4.1%)
 Eli Lilly & Co., 5.50%, 7/15/06                     480,000           519,464
 Eli Lilly & Co., 7.125%, 6/1/25                     210,000           247,488
 Johnson & Johnson, 6.625%, 9/1/09                   700,000           819,550
 Johnson & Johnson, 6.95%, 9/1/29                    400,000           482,225
 Merck & Co., Inc., 5.95%, 12/1/28                   615,000           647,808
 Pfizer, Inc., 5.625%, 2/1/06                        550,000           601,693
------------------------------------------------------------------------------
 TOTAL                                                               3,318,228
------------------------------------------------------------------------------


 PLASTICS MATERIALS & RESINS (1.0%)
 Eastman Chemical, 7.00%, 4/15/12                    700,000           792,064
------------------------------------------------------------------------------

 PLUMBING FIXTURE FITTINGS/TRIM (0.9%)
 Masco Corp., 4.625%, 8/15/07                        250,000           253,237
 Masco Corp., 6.50%, 8/15/32                         500,000           502,593
------------------------------------------------------------------------------
 TOTAL                                                                 755,830
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS (0.7%)
 Simon Property Group LP,
    6.35%, 8/28/12 144A                              500,000          $531,842
------------------------------------------------------------------------------

 SECURITY BROKERS & DEALERS (1.2%)
 Credit Suisse FB USA, Inc.,
    7.125%, 7/15/32                                  900,000           935,846
------------------------------------------------------------------------------

 TELEPHONE COMMUNICATIONS (0.5%)
 Alltel Corporation, 7.875%, 7/1/32                  375,000           412,712
------------------------------------------------------------------------------
 TOTAL CORPORATE BONDS
   (COST $21,634,150)                                               23,145,074
------------------------------------------------------------------------------


 GOVERNMENT (DOMESTIC AND FOREIGN)
   AND AGENCY BONDS (50.7%)
 FEDERAL GOVERNMENT & AGENCIES (50.7%)
 Aid-Israel, 0.00%, 11/1/24                        1,500,000           433,565
 Federal Home Loan Bank,
    5.54%, 1/8/09                                    300,000           332,745
 Federal Home Loan Mortgage
    Corporation, 7.50%, 10/1/27                      364,168           385,800
 Federal National Mortgage
    Association, 5.97%, 10/1/08                      371,574           412,972
 Federal National Mortgage
    Association, 6.22%, 2/1/06                       461,304           503,588
 Federal National Mortgage
    Association, 6.265%, 10/1/08                     238,180           268,476
 Federal National Mortgage
    Association, 6.39%, 4/1/08                       462,002           520,314
 Federal National Mortgage
    Association, 7.36%, 4/1/11                       434,829           520,538
 Federal National Mortgage
    Association, 11.00%, 12/1/12                       6,926             8,144
 Federal National Mortgage
    Association, 11.00%, 9/1/17                       55,706            65,940
 Federal National Mortgage
    Association, 11.00%, 12/1/17                       9,189            10,905
 Federal National Mortgage
    Association, 11.00%, 2/1/18                       26,591            31,573
 Federal National Mortgage
    Association, 11.50%, 4/1/18                       29,475            35,369
 Federal National Mortgage
    Association, 12.00%, 9/1/12                       75,613            90,232
 Federal National Mortgage
    Association, 12.00%, 12/1/12                      17,127            20,514
 Federal National Mortgage
    Association, 12.00%, 9/1/17                       22,803            27,608
 Federal National Mortgage
    Association, 12.00%, 10/1/17                      17,127            20,745

------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                               SELECT BOND FUND


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
 Federal National Mortgage
    Association, 12.00%, 12/1/17                      17,128           $20,802
 Federal National Mortgage
    Association, 12.00%, 2/1/18                       26,390            32,037
 Federal National Mortgage
    Association, 12.25%, 1/1/18                       13,542            16,472
 Federal National Mortgage
    Association, 12.50%, 4/1/18                       13,976            17,077
 Federal National Mortgage
    Association, 13.00%, 11/1/12                      12,701            15,442
 Federal National Mortgage
    Association, 13.00%, 11/1/17                      27,741            34,302
 Federal National Mortgage
    Association, 13.00%, 12/1/17                      13,280            16,394
 Federal National Mortgage
    Association, 13.00%, 2/1/18                       30,539            37,720
 Federal National Mortgage
    Association, 14.00%, 12/1/17                       8,814            11,137
 Government National Mortgage
    Association, 5.50%, 2/15/32                    1,500,099         1,532,648
 Government National Mortgage
    Association, 7.50%, 6/15/28                      142,603           151,462
 Government National Mortgage
    Association, 8.00%, 12/15/26                     154,036           166,199
 Government National Mortgage
    Association, 8.00%, 7/15/27                      124,736           134,375
 Government National Mortgage
    Association, 11.00%, 1/15/18                     164,677           191,435
 Housing & Urban Development,
    6.08%, 8/1/13                                    750,000           837,286
 US Treasury, 3.00%, 1/31/04                         265,000           270,041
 US Treasury, 3.00%, 2/29/04                       2,838,000         2,894,760
 US Treasury, 3.25%, 8/15/07                         631,000           650,374
 US Treasury, 3.50%, 11/15/06                        200,000           208,500
 US Treasury, 4.375%, 5/15/07                        372,000           401,513
 US Treasury, 4.375%, 8/15/12                      3,474,000         3,693,838
 US Treasury, 4.625%, 2/28/03                      1,140,000         1,155,140
 US Treasury, 4.625%, 5/15/06                        716,000           774,958
 US Treasury, 4.75%, 11/15/08                      7,325,000         8,044,623
 US Treasury, 5.375%, 2/15/31                      2,494,000         2,771,458
 US Treasury, 5.50%, 2/15/08                       1,535,000         1,744,084
 US Treasury, 5.625%, 11/30/02                     3,000,000         3,019,686
 US Treasury, 5.75%, 11/15/05                      2,104,000         2,336,919
 US Treasury Inflation Index Bond,
    3.375%, 1/15/07                                1,108,283         1,207,162
 US Treasury Inflation Index Bond,
    3.625%, 1/15/08                                2,407,860         2,656,171
 US Treasury Inflation Index Bond,
    3.875%, 4/15/29                                1,040,725         1,280,416

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 Vendee Mortgage Trust, Series 1998-3,
    Class E, 6.50%, 3/15/29                          250,000          $266,496
 Vendee Mortgage Trust, Series 1999-1,
    Class 2IO, 0.175%, 1/15/29 IO                 48,998,732           248,822
------------------------------------------------------------------------------
 TOTAL GOVERNMENT
   (DOMESTIC AND FOREIGN)
   AND AGENCY BONDS
   (COST $38,457,473)                                               40,528,777
------------------------------------------------------------------------------

 MORTGAGE-BACKED AND
   ASSET-BACKED SECURITIES (10.5%)
 COMMERCIAL BANKS (0.6%)
 Nationsbank Lease Pass-Through
    Trust, Series 1997-A, Class 1,
    7.442%, 1/10/11 144A                             410,351           458,570
------------------------------------------------------------------------------

 COMMERCIAL MORTGAGES (7.9%)
 Asset Securitization Corporation,
    Series 1996-MD6, Class CS1,
    1.632%, 11/13/26 IO                            4,341,880            32,564
 Asset Securitization Corporation,
    Series 1996-MD6, Class CS2,
    1.098%, 11/13/26 IO                            8,000,000           122,240
 Asset Securitization Corporation,
    Series 1997-D5, Class A3,
    7.114%, 2/14/41                                  450,000           501,419
 Chase Commercial Mortgage
    Securities Corporation, Series 1997-2,
    Class A2, 6.60%, 11/19/07                        500,000           560,603
 Chase Commercial Mortgage
    Securities Corporation, Series 1997-2,
    Class B, 6.60%, 11/19/07                         500,000           560,231
 Commercial Mortgage Acceptance
    Corporation, Series 1997-ML1,
    Class B, 6.644%, 12/15/07                        500,000           553,066
 Credit Suisse First Boston Mortgage
    Securities Corporation,
    Series 1997-C1, Class A2,
    7.26%, 6/20/07 144A                              223,512           248,791
 Credit Suisse First Boston Mortgage
    Securities Corporation,
    Series 1997-C1, Class B,
    7.28%, 6/20/07 144A                              250,000           285,068
 Criimi Mae Commercial Mortgage
    Trust, Series 1998-C1, Class A1,
    7.00%, 11/2/06 144A                              500,000           541,092
 Criimi Mae Commercial Mortgage
    Trust, Series 1998-C1, Class B,
    7.00%, 11/2/11 144A                              600,000           605,044
 DLJ Mortgage Acceptance
    Corporation, Series 1997-CF2,
    Class S, 0.352%, 10/15/17 IO 144A             26,724,740           512,679

------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
------------------------------------------------------------------------------

                               SELECT BOND FUND

                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 COMMERCIAL MORTGAGES (CONTINUED)
 DLJ Commercial Mortgage
    Corporation, Series 1998-CF1,
    Class S, 0.70%, 1/15/18 IO                    18,963,812          $610,789
 Midland Realty Acceptance
    Corporation, Series 1996-C2,
    Class AEC, 1.353%, 1/25/29
    IO 144A                                        7,262,146          $320,268
 Mortgage Capital Funding, Inc.,
    Series 1997-MC1, Class A3,
    7.288%, 3/20/07                                  400,000           454,971
 Nomura Asset Securities Corporation,
    Series 1998-D6, Class A2,
    6.993%, 3/17/28                                  200,000           230,861
 RMF Commercial Mortgage
    Pass-Through, Series 1997-1,
    Class F, 7.471%, 1/15/19 144A                    400,000           204,357
------------------------------------------------------------------------------
 TOTAL                                                               6,344,043
------------------------------------------------------------------------------


 CREDIT CARD ASSET BACKED (0.0%)
 Heilig-Meyers Master Trust,
    Series 1998-1A, Class A,
    6.125%, 1/20/07 144A                             200,175             6,005
------------------------------------------------------------------------------

 FRANCHISE LOAN RECEIVABLES (0.6%)
 Enterprise Mortgage Acceptance
    Company, Series 1998-1,
    1.37%, 1/15/23 IO 144A                        11,697,854           409,424
 Global Franchise Trust,
    Series 1998-1, Class A1,
    6.349%, 4/10/04 144A                              51,810            50,774
------------------------------------------------------------------------------
 TOTAL                                                                 460,198
------------------------------------------------------------------------------


 MANUFACTURED HOUSING (0.5%)
 Mid-State Trust, Series 6,
    Class A3, 7.54%, 7/1/35                          420,013           432,614
------------------------------------------------------------------------------

 MOTORCYCLE DEALERS (0.1%)
 Harley-Davidson Eaglemark
    Motorcycle Trust, Series 1998-2,
    Class A2, 5.87%, 4/15/04                          47,721            47,803
------------------------------------------------------------------------------

 RESIDENTIAL MORTGAGES (0.1%)
 Blackrock Capital Finance LP,
    Series 1997-R1, Class B3,
    7.75%, 3/25/37 144A                              201,266            13,082
 Blackrock Capital Finance LP,
    Series 1997-R3, Class B3,
    7.25%, 11/25/28 144A                             458,718            45,872
------------------------------------------------------------------------------
 TOTAL                                                                  58,954
------------------------------------------------------------------------------


                                                  Shares/Par      Market Value
------------------------------------------------------------------------------
 RETAIL - RETAIL STORES (0.7%)
 LB Mortgage Trust, Series 1991-2,
    Class A3, 8.396%, 1/20/17                        514,971          $598,412
------------------------------------------------------------------------------
 TOTAL MORTGAGE-BACKED AND
   ASSET-BACKED SECURITIES
   (COST $9,362,799)                                                 8,406,599
------------------------------------------------------------------------------
 TOTAL BONDS
   (COST $69,454,422)                                               72,080,450
------------------------------------------------------------------------------


 MONEY MARKET INVESTMENTS (9.0%)
 FEDERAL GOVERNMENT & AGENCIES (0.6%)
 Federal Home Loan Discount Note,
    1.68%, 10/23/02                                  500,000           499,487
------------------------------------------------------------------------------

 FINANCE SERVICES (3.1%)
 Preferred Receivable Funding,
    1.75%, 10/18/02                                2,500,000         2,497,934
------------------------------------------------------------------------------

 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (3.1%)
 Quincy Capital Corp,
    1.77%, 10/15/02                                2,500,000         2,498,279
------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (2.2%)
 UBS Finance LLC, 1.97%, 10/1/02                   1,700,000         1,700,000
------------------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $7,195,700)                                                 7,195,700
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (99.1%)
   (COST $76,650,122)^                                              79,276,150
------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (0.9%)                                 725,261
------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                                         $80,001,411
------------------------------------------------------------------------------


 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 IO - Interest Only Security

++Defaulted Security

^At September 30, 2002, the aggregate cost of securities for federal tax purposes was $76,650,122 and the net unrealized appreciation of investments based on that cost was $2,626,028 which is comprised of $5,016,680 aggregate gross unrealized appreciation and $2,390,652 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $15,720,190)                                   $14,057,772
Money Market Investments (cost $1,199,795)                           1,199,795
--------------------------------------------------------------------------------
                                                                    15,257,567
--------------------------------------------------------------------------------
Cash                                                                     5,877
Due from Sale of Fund Shares                                            42,306
Due from Sale of Securities                                             23,812
Dividends and Interest Receivable                                          864
Due from Investment Advisor                                                669
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   15,331,095
--------------------------------------------------------------------------------
LIABILITIES
Accrued Expenses                                                        37,161
Due on Purchase of Securities                                           18,899
Due on Redemption of Fund Shares                                        13,671
Accrued Distribution Fees                                                2,042
Accrued Administrative Fees                                              1,218
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  72,991
--------------------------------------------------------------------------------
NET ASSETS                                                         $15,258,104
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 1,502,774 shares outstanding)                             $18,474,458
Undistributed Net Investment Loss                                    (102,137)
Undistributed Accumulated Net
  Realized Loss on Investments                                     (1,451,799)
Net Unrealized Depreciation of:
  Investment Securities                                            (1,662,418)
--------------------------------------------------------------------------------
NET ASSETS FOR 1,502,774
  SHARES OUTSTANDING                                               $15,258,104
================================================================================
Per Share of Class A (Based on 1,183,673
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.69
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $10.18
================================================================================
Per Share of Class B (Based on 319,101
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $10.05
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                             $17,571
  Dividends                                                              8,859
--------------------------------------------------------------------------------
     TOTAL INCOME                                                       26,430
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       71,844
  Transfer Agent Fees                                                   33,507
  Shareholder Servicing Fees                                            21,131
  Distribution Fees:
     Class A                                                             6,703
     Class B                                                            13,122
  Custodian Fees                                                        13,223
  Registration Fees                                                     12,465
  Directors Fees                                                         9,603
  Administrative Fees                                                    8,452
  Audit Fees                                                             7,957
  Professional Fees                                                      2,612
  Other Expenses                                                         1,471
  Shareholder Reporting Fees                                               620
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    202,710
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (73,007)
       Custodian Fees Paid Indirectly                                  (1,136)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                128,567
--------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (102,137)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                              (843,280)
  Index Futures Contracts                                             (76,870)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                                (920,150)
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
  Investment Securities                                            (3,573,312)
  Index Futures Contracts                                             (25,375)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                               (3,598,687)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (4,518,837)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(4,620,974)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------
                          SMALL CAP GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Loss                        $(102,137)         $(147,414)
     Net Realized Loss on Investments            (920,150)          (106,555)
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                              (3,598,687)          2,356,009
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
          Assets Resulting from Operations     (4,620,974)          2,102,040
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 221,662 and
       238,498 Shares                            2,675,787          2,970,983
     Payments for 83,854 and 63,150
       Shares Redeemed                           (967,015)          (793,444)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (137,808 and 175,348 shares)           1,708,772          2,177,539
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 68,929 and
       69,725 Shares                               834,957            871,023
     Payments for 15,811 and 11,061
       Shares Redeemed                           (186,356)          (139,424)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (53,118 and 58,664 shares)               648,601            731,599
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS      (2,263,601)          5,011,178

NET ASSETS
  Beginning of Period                           17,521,705         12,510,527
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT LOSS OF $(102,137)
     AND $0, RESPECTIVELY)                     $15,258,104        $17,521,705
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS


                                                                            CLASS A        CLASS A        CLASS A        CLASS A
                                                                         -------------  -------------  -------------  -------------
                                                                          For the Six                                 For the Period
                                                                          Months Ended     For the        For the     July 12, 1999+
                                                                         September 30,    Year Ended     Year Ended      through
                                                                              2002        March 31,      March 31,      March 31,
(For a share outstanding throughout the period)                           (Unaudited)        2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                         $13.38         $11.61         $17.59         $10.00
     Income from Investment Operations:
       Net Investment Loss                                                    (0.06)^         (0.11)        (0.13)^        (0.08)*
       Net Realized and Unrealized Gains (Losses) on Investments               (3.14)           1.88         (3.36)           8.12
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                     (3.20)           1.77         (3.49)           8.04
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                     -              -              -         (0.01)
       Distributions from Realized Gains on Investments                             -              -         (2.49)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                       -              -         (2.49)         (0.45)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                               $10.18         $13.38         $11.61         $17.59
====================================================================================================================================
  TOTAL RETURN++                                                           (23.92)%**         15.25%       (20.91)%       81.52%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                               $12,052,023    $13,997,182    $10,110,730    $10,133,996
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                2.27%o          2.46%          2.36%         3.31%o
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                  1.40%o          1.40%          1.40%         1.40%o
====================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                         (1.07)%o        (0.89)%        (0.79)%       (0.92)%o
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                      15.38%         57.86%         81.87%         89.96%
====================================================================================================================================


+  Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
^  Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                            CLASS B        CLASS B        CLASS B        CLASS B
                                                                         -------------  -------------  -------------  -------------
                                                                          For the Six                                 For the Period
                                                                          Months Ended     For the        For the     July 12, 1999+
                                                                         September 30,    Year Ended     Year Ended      through
                                                                              2002        March 31,      March 31,      March 31,
(For a share outstanding throughout the period)                           (Unaudited)        2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                         $13.25         $11.58         $17.57         $10.00
     Income from Investment Operations:
       Net Investment Loss                                                    (0.10)^         (0.11)        (0.23)^        (0.10)*
       Net Realized and Unrealized Gains (Losses) on Investments               (3.10)           1.78         (3.35)           8.09
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                     (3.20)           1.67         (3.58)           7.99
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments                             -              -         (2.41)         (0.42)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                       -              -         (2.41)         (0.42)
====================================================================================================================================
  NET ASSET VALUE, END OF PERIOD                                               $10.05         $13.25         $11.58         $17.57
====================================================================================================================================
  TOTAL RETURN++                                                           (24.15)%**         14.42%       (21.40)%       80.95%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                $3,206,081     $3,524,523     $2,399,797     $1,892,130
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                2.92%o          3.11%          3.01%         3.89%o
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                  2.05%o          2.05%          2.05%         2.05%o
====================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                         (1.72)%o        (1.54)%        (1.44)%       (1.57)%o
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                      15.38%         57.86%         81.87%         89.96%
====================================================================================================================================


+  Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
^  Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $56,913,465)                                   $50,186,800
Money Market Investments (cost $13,585,951)                         13,585,951
--------------------------------------------------------------------------------
                                                                    63,772,751
--------------------------------------------------------------------------------
Due from Sale of Securities                                             38,397
Due from Sale of Fund Shares                                            20,989
Dividends and Interest Receivable                                       12,122
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   63,844,259
--------------------------------------------------------------------------------
LIABILITIES
Accrued Expenses                                                        84,829
Futures Variation Margin                                                41,625
Due on Purchase of Securities                                           25,004
Due to Investment Advisor                                               20,794
Due on Redemption of Fund Shares                                        12,294
Accrued Distribution Fees                                                6,211
Accrued Administrative Fees                                              4,682
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 195,439
--------------------------------------------------------------------------------
NET ASSETS                                                         $63,648,820
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 6,619,364 shares outstanding)                             $84,293,246
Undistributed Net Investment Loss                                    (331,815)
Undistributed Accumulated Net
  Realized Loss on Investments                                    (13,226,933)
Net Unrealized Depreciation of:
  Investment Securities                                            (6,726,665)
  Futures Contracts                                                  (359,013)
--------------------------------------------------------------------------------
NET ASSETS FOR 6,619,364
  SHARES OUTSTANDING                                               $63,648,820
================================================================================
Per Share of Class A (Based on 5,800,281
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.13
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $9.65
================================================================================
Per Share of Class B (Based on 819,083
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $9.35
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                             $76,796
  Dividends (less foreign dividend tax of $74)                          67,012
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      143,808
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      257,824
  Shareholder Servicing Fees                                            85,941
  Transfer Agent Fees                                                   72,831
  Distribution Fees:
     Class A                                                            29,816
     Class B                                                            34,207
  Administrative Fees                                                   34,377
  Custodian Fees                                                        17,377
  Registration Fees                                                     12,465
  Audit Fees                                                             7,957
  Shareholder Reporting Fees                                             6,614
  Directors Fees                                                         3,609
  Other Expenses                                                         2,837
  Professional Fees                                                      2,612
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    568,467
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (91,925)
       Custodian Fees Paid Indirectly                                    (919)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                475,623
--------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (331,815)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                            (4,689,770)
  Futures Contracts                                                  (541,850)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                              (5,231,620)
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
  Investment Securities                                           (13,825,673)
  Futures Contracts                                                  (444,327)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                              (14,270,000)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (19,501,620)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(19,833,435)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Loss                        $(331,815)         $(517,875)
     Net Realized Loss on Investments          (5,231,620)        (7,721,113)
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments
       for the Period                         (14,270,000)         10,019,860
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
          Assets Resulting from Operations    (19,833,435)          1,780,872
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -        (5,175,614)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -          (830,920)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -        (6,006,534)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 809,957 and
       343,877 Shares                            8,470,198          4,645,274
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 401,161 shares)                            -          5,166,905
     Payments for 117,709 and 206,432
       Shares Redeemed                         (1,338,665)        (2,765,014)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (692,248 and 538,606 shares)           7,131,533          7,047,165
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 61,179 and
       126,553 Shares                              686,840          1,655,498
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 65,700 shares)                             -            824,010
     Payments for 62,967 and 89,679
       Shares Redeemed                           (699,883)        (1,168,939)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions ((1,788) and
          102,574 shares)                         (13,043)          1,310,569
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS     (12,714,945)          4,132,072

NET ASSETS
  Beginning of Period                           76,363,765         72,231,693
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT LOSS OF
     $(331,815) AND $0, RESPECTIVELY)          $63,648,820        $76,363,765
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS


                                                    CLASS A       CLASS A       CLASS A       CLASS A      CLASS A       CLASS A
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $12.93        $13.70       $23.23        $13.73        $14.50        $10.00
     Income from Investment Operations:
       Net Investment Loss                            (0.05)+        (0.09)      (0.11)+       (0.21)*        (0.11)        (0.12)+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (3.23)          0.43       (5.69)         11.82        (0.43)          5.18
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (3.28)          0.34       (5.80)         11.61        (0.54)          5.06
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized
          Gains on Investments                              -        (1.11)       (3.73)        (2.11)        (0.23)        (0.56)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -        (1.11)       (3.73)        (2.11)        (0.23)        (0.56)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                        $9.65        $12.93       $13.70        $23.23        $13.73        $14.50
====================================================================================================================================
  TOTAL RETURN++                                   (25.37)%**         2.54%     (28.33)%        87.53%       (3.78)%        51.57%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $55,994,305   $66,061,575  $62,587,176   $84,847,655   $43,840,289   $41,640,193
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.57%o         1.55%        1.45%         1.50%         1.62%         1.64%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.30%o         1.30%        1.30%         1.30%         1.30%         1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     LOSS TO AVERAGE NET ASSETS                      (0.88)%o       (0.61)%      (0.55)%       (0.82)%       (0.80)%       (0.96)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              17.00%        68.02%       63.63%        92.54%        84.46%        64.91%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    CLASS B       CLASS B       CLASS B       CLASS B      CLASS B       CLASS B
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $12.55        $13.43       $22.86        $13.58        $14.43        $10.00
     Income from Investment Operations:
       Net Investment Loss                            (0.09)+        (0.09)      (0.24)+       (0.27)*        (0.19)        (0.21)+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (3.11)          0.32       (5.59)         11.59        (0.43)          5.18
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (3.20)          0.23       (5.83)         11.32        (0.62)          4.97
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized
          Gains on Investments                              -        (1.11)       (3.60)        (2.04)        (0.23)        (0.54)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -        (1.11)       (3.60)        (2.04)        (0.23)        (0.54)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                        $9.35        $12.55       $13.43        $22.86        $13.58        $14.43
====================================================================================================================================
  TOTAL RETURN++                                   (25.50)%**         1.75%     (28.78)%        86.13%       (4.35)%        50.59%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                        $7,654,515   $10,302,190   $9,644,517   $11,401,550    $4,695,396    $1,870,132
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                2.22%o         2.20%        2.10%         2.15%         2.27%         2.29%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.95%o         1.95%        1.95%         1.95%         1.95%         1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     LOSS TO AVERAGE NET ASSETS                      (1.53)%o       (1.26)%      (1.20)%       (1.47)%       (1.45)%       (1.61)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              17.00%        68.02%       63.63%        92.54%        84.46%        64.91%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $59,494,768)                                   $43,761,591
Money Market Investments (cost $14,788,055)                         14,788,055
Preferred Stock (cost $542,715)                                        221,022
--------------------------------------------------------------------------------
                                                                    58,770,668
--------------------------------------------------------------------------------
Cash                                                                    31,628
Due from Sale of Securities                                          2,300,000
Dividends and Interest Receivable                                      123,139
Due from Sale of Fund Shares                                            24,777
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   61,250,212
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        2,299,874
Accrued Expenses                                                       153,533
Due to Investment Advisor                                               68,291
Accrued Distribution Fees                                               24,171
Accrued Administrative Fees                                              8,512
Due on Redemption of Fund Shares                                         3,660
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               2,558,041
--------------------------------------------------------------------------------
NET ASSETS                                                         $58,692,171
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 8,677,311 shares outstanding)                             $78,375,035
Undistributed Net Investment Income                                    398,183
Undistributed Accumulated Net
  Realized Loss on Investments                                     (4,028,972)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                           (16,054,870)
  Futures Contracts                                                          -
  Foreign Currency Transactions                                          2,795
--------------------------------------------------------------------------------
NET ASSETS FOR 8,677,311
  SHARES OUTSTANDING                                               $58,692,171
================================================================================
Per Share of Class A (Based on 8,188,780
  Shares Issued and Outstanding):
     OFFERING PRICE                                                      $7.11
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $6.77
================================================================================
Per Share of Class B (Based on 488,531
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $6.67
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $90,269)                    $809,449
  Interest                                                              45,094
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      854,543
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      248,276
  Shareholder Servicing Fees                                            73,022
  Distribution Fees:
     Class A                                                            27,264
     Class B                                                            14,591
  Custodian Fees                                                        41,047
  Transfer Agent Fees                                                   40,624
  Administrative Fees                                                   29,209
  Registration Fees                                                     12,534
  Audit Fees                                                             9,207
  Shareholder Reporting Fees                                             6,608
  Trustee Fees                                                           3,556
  Professional Fees                                                      2,533
  Other Expenses                                                         1,403
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    509,874
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (15,282)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                494,592
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                359,951
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                              (528,271)
  Foreign Currency Transactions                                          5,728
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                                (522,543)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                        (13,977,605)
     Foreign Currency Transactions                                       2,851
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                              (13,974,754)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (14,497,297)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(14,137,346)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                        $359,951           $375,379
     Net Realized Loss on Investments            (522,543)        (2,203,288)
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                             (13,974,754)            604,914
--------------------------------------------------------------------------------
       Net Decrease in Net Assets
          Resulting from Operations           (14,137,346)        (1,222,995)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -          (271,454)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -          (271,454)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,611,154 and
       3,203,636 Shares                         11,348,062         28,624,918
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 32,568 shares)                             -            271,289
     Payments for 60,222 and 115,063
       Shares Redeemed                           (491,609)        (1,000,784)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (1,550,932 and 3,121,141 shares)      10,856,453         27,895,423
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 28,259 and
       63,337 Shares                               224,672            536,212
     Payments for 21,345 and 44,593
       Shares Redeemed                           (169,826)          (371,533)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (6,914 and 18,744 shares)                 54,846            164,679
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS      (3,226,047)         26,565,653

NET ASSETS
  Beginning of Period                           61,918,218         35,352,565
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $398,183 AND
     $38,232, RESPECTIVELY)                    $58,692,171        $61,918,218
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS


                                                    CLASS A       CLASS A       CLASS A       CLASS A      CLASS A       CLASS A
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                  $8.70         $8.89       $10.49         $9.09        $10.58        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.05+          0.06        0.10+         0.15*         0.19*         0.24+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (1.98)        (0.21)       (1.13)          1.39        (1.13)          0.56
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (1.93)        (0.15)       (1.03)          1.54        (0.94)          0.80
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -        (0.04)       (0.08)        (0.13)        (0.17)        (0.22)
       Distributions from Realized
          Gains on Investments                              -             -       (0.49)        (0.01)        (0.38)             -
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -        (0.04)       (0.57)        (0.14)        (0.55)        (0.22)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                        $6.77         $8.70        $8.89        $10.49         $9.09        $10.58
====================================================================================================================================
  TOTAL RETURN++                                   (22.18)%**       (1.65)%     (10.29)%        16.91%       (8.85)%         8.19%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $55,432,825   $57,773,303  $31,268,590   $34,368,631   $28,543,601   $29,451,833
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.70%o         1.79%        1.83%         1.86%         1.91%         2.13%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.65%o         1.65%        1.65%         1.65%         1.65%         1.65%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      1.27%o         0.74%        1.02%         1.07%         2.34%         2.34%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                               9.75%        21.11%       24.74%        23.99%        70.31%        10.07%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    CLASS B       CLASS B       CLASS B       CLASS B      CLASS B       CLASS B
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                  $8.61         $8.82       $10.40         $9.03        $10.53        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.03+          0.00        0.04+         0.07*         0.14*         0.10+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (1.97)        (0.21)       (1.12)          1.39        (1.13)          0.63
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (1.94)        (0.21)       (1.08)          1.46        (0.99)          0.73
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -             -       (0.01)        (0.08)        (0.13)        (0.20)
       Distributions from Realized
          Gains on Investments                              -             -       (0.49)        (0.01)        (0.38)             -
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -             -       (0.50)        (0.09)        (0.51)        (0.20)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                        $6.67         $8.61        $8.82        $10.40         $9.03        $10.53
====================================================================================================================================
  TOTAL RETURN++                                   (22.53)%**       (2.38)%     (10.76)%        16.10%       (9.36)%         7.49%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                        $3,259,346    $4,144,915   $4,083,975    $4,060,630    $2,718,073    $1,444,924
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                2.35%o         2.44%        2.48%         2.51%         2.56%         2.78%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                2.30%o         2.30%        2.30%         2.30%         2.30%         2.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      0.63%o         0.09%        0.37%         0.42%         1.69%         1.69%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                               9.75%        21.11%       24.74%        23.99%        70.31%        10.07%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $72,052,544)                                   $57,866,422
Money Market Investments (cost $5,095,851)                           5,095,851
--------------------------------------------------------------------------------
                                                                    62,962,273
--------------------------------------------------------------------------------
Dividends and Interest Receivable                                       46,662
Due from Sale of Fund Shares                                            42,869
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   63,051,804
--------------------------------------------------------------------------------
LIABILITIES
Futures Variation Margin                                                27,000
Due to Investment Advisor                                               10,200
Accrued Expenses                                                         6,391
Accrued Distribution Fees                                                6,146
Accrued Administrative Fees                                              4,870
Due on Redemption of Fund Shares                                         4,006
Due on Purchase of Securities                                              249
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  58,862
--------------------------------------------------------------------------------
NET ASSETS                                                         $62,992,942
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 7,527,597 shares outstanding)                             $76,311,548
Undistributed Net Investment Income                                     35,728
Undistributed Accumulated Net
  Realized Gain on Investments                                       1,110,000
Net Unrealized Depreciation of:
  Investment Securities                                           (14,186,122)
  Futures Contracts                                                  (278,212)
--------------------------------------------------------------------------------
NET ASSETS FOR 7,527,597
  SHARES OUTSTANDING                                               $62,992,942
================================================================================
Per Share of Class A (Based on 6,649,548
  Shares Issued and Outstanding):
     OFFERING PRICE                                                      $8.80
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $8.38
================================================================================
Per Share of Class B (Based on 878,049
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $8.29
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                           $344,323
  Interest                                                              38,320
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      382,643
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      139,777
  Shareholder Servicing Fees                                            87,361
  Distribution Fees:
     Class A                                                            30,868
     Class B                                                            30,573
  Administrative Fees                                                   34,944
  Transfer Agent Fees                                                   33,542
  Custodian Fees                                                        31,090
  Registration Fees                                                     12,536
  Audit Fees                                                             7,957
  Professional Fees                                                      7,548
  Shareholder Reporting Fees                                             6,614
  Directors Fees                                                         3,553
  Other Expenses                                                         1,542
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    427,905
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (69,437)
       Custodian Fees Paid Indirectly                                  (1,144)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                357,324
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                 25,319
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                                824,897
  Index Futures Contracts                                            (971,644)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                                (146,747)
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
  Investment Securities                                           (18,944,171)
  Index Futures Contracts                                            (321,437)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                              (19,265,608)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (19,412,355)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(19,387,036)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                         $25,319           $111,310
     Net Realized Gain (Loss) on Investments     (146,747)          1,393,417
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                             (19,265,608)          7,990,327
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
          Assets Resulting from Operations    (19,387,036)          9,495,054
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -          (155,621)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -          (384,663)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -           (43,394)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -          (583,678)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 651,998 and
       2,659,026 Shares                          6,202,952         27,227,841
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 52,458 shares)                             -            538,742
     Payments for 68,727 and 115,270
       Shares Redeemed                           (668,507)        (1,108,470)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (583,272 and 2,596,214 shares)         5,534,445         26,658,113
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 155,878 and
       228,544 Shares                            1,576,565          2,336,471
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (0 and 4,108 shares)        -             41,988
     Payments for 29,792 and 24,851
       Shares Redeemed                           (273,384)          (250,049)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (126,086 and 207,801 shares)           1,303,181          2,128,410
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS     (12,549,410)         37,697,899

NET ASSETS
  Beginning of Period                           75,542,352         37,844,453
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $35,728 AND
     $10,409, RESPECTIVELY)                    $62,992,942        $75,542,352
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

FINANCIAL HIGHLIGHTS


                                                                            CLASS A        CLASS A        CLASS A        CLASS A
                                                                         -------------  -------------  -------------  -------------
                                                                          For the Six                                 For the Period
                                                                          Months Ended     For the        For the     July 12, 1999+
                                                                         September 30,    Year Ended     Year Ended      through
                                                                              2002        March 31,      March 31,      March 31,
(For a share outstanding throughout the period)                           (Unaudited)        2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                         $11.09          $9.43         $11.86         $10.00
     Income from Investment Operations:
       Net Investment Income                                                    0.01^           0.01          0.07^          0.04*
       Net Realized and Unrealized Gains (Losses) on Investments               (2.72)           1.75         (0.89)           1.93
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                     (2.71)           1.76         (0.82)           1.97
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                     -         (0.03)         (0.06)         (0.05)
       Distributions from Realized Gains on Investments                             -         (0.07)         (1.55)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                       -         (0.10)         (1.61)         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                $8.38         $11.09          $9.43         $11.86
====================================================================================================================================
  TOTAL RETURN++                                                           (24.44)%**         18.65%        (7.61)%       19.81%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                               $55,713,442    $67,265,391    $32,728,623    $32,001,909
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                1.14%o          1.18%          1.34%         1.61%o
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                  0.95%o          0.95%          0.95%         0.95%o
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                         0.15%o          0.26%          0.59%         0.55%o
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                       9.40%         28.82%         45.24%         35.40%
====================================================================================================================================

+  Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
^  Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                            CLASS B        CLASS B        CLASS B        CLASS B
                                                                         -------------  -------------  -------------  -------------
                                                                          For the Six                                 For the Period
                                                                          Months Ended     For the        For the     July 12, 1999+
                                                                         September 30,    Year Ended     Year Ended      through
                                                                              2002        March 31,      March 31,      March 31,
(For a share outstanding throughout the period)                           (Unaudited)        2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                         $11.01          $9.40         $11.84         $10.00
     Income from Investment Operations:
       Net Investment Loss                                                    (0.02)^         (0.01)        (0.01)^          0.00*
       Net Realized and Unrealized Gains (Losses) on Investments               (2.70)           1.69         (0.87)           1.93
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                     (2.72)           1.68         (0.88)           1.93
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                     -              -         (0.01)         (0.03)
       Distributions from Realized Gains on Investments                             -         (0.07)         (1.55)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                       -         (0.07)         (1.56)         (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                $8.29         $11.01          $9.40         $11.84
====================================================================================================================================
  TOTAL RETURN++                                                           (24.70)%**         17.88%        (8.13)%       19.38%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                $7,279,500     $8,276,961     $5,115,830     $3,602,444
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                1.80%o          1.83%          1.99%         2.24%o
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                  1.60%o          1.60%          1.60%         1.60%o
====================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                         (0.50)%o        (0.39)%        (0.06)%       (0.10)%o
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                       9.40%         28.82%         45.24%         35.40%
====================================================================================================================================

+  Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
^  Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $57,300,827)                                   $56,649,431
Money Market Investments (cost $2,697,060)                           2,697,060
--------------------------------------------------------------------------------
                                                                    59,346,491
--------------------------------------------------------------------------------
Cash                                                                 5,682,927
Due from Sale of Securities                                             51,415
Dividends and Interest Receivable                                       38,814
Due from Sale of Fund Shares                                            17,412
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   65,137,059
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        5,625,855
Accrued Expenses                                                        63,183
Due to Investment Advisor                                               20,506
Due on Redemption of Fund Shares                                        12,317
Accrued Distribution Fees                                                4,951
Accrued Administrative Fees                                              4,234
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               5,731,046
--------------------------------------------------------------------------------
NET ASSETS                                                         $59,406,013
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 5,690,640 shares outstanding)                             $68,558,737
Undistributed Net Investment Loss                                     (61,524)
Undistributed Accumulated Net
  Realized Loss on Investments                                     (8,439,804)
Net Unrealized Depreciation of:
  Investment Securities                                              (651,396)
--------------------------------------------------------------------------------
NET ASSETS FOR 5,690,640
  SHARES OUTSTANDING                                               $59,406,013
================================================================================
Per Share of Class A (Based on
  5,214,433 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.98
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $10.46
================================================================================
Per Share of Class B (Based on 476,207
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $10.23
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                           $288,934
  Interest                                                              44,719
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      333,653
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      217,891
  Shareholder Servicing Fees                                            72,630
  Transfer Agent Fees                                                   51,612
  Distribution Fees:
     Class A                                                            26,215
     Class B                                                            21,279
  Administrative Fees                                                   29,052
  Custodian Fees                                                        15,008
  Registration Fees                                                     12,472
  Audit Fees                                                             7,957
  Shareholder Reporting Fees                                             6,614
  Directors Fees                                                         3,609
  Professional Fees                                                      2,612
  Other Expenses                                                         1,827
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    468,778
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (72,659)
       Custodian Fees Paid Indirectly                                    (942)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                395,177
--------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                 (61,524)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                            (4,105,758)
  Index Futures Contracts                                            (453,362)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                              (4,559,120)
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
  Investment Securities                                           (11,361,503)
  Index Futures Contracts                                             (29,469)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                              (11,390,972)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (15,950,092)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(16,011,616)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                      M A S O N   S T R E E T   F U N D S

                               GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Loss                         $(61,524)          $(16,108)
     Net Realized Loss on Investments          (4,559,120)        (3,696,686)
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                             (11,390,972)          3,403,451
--------------------------------------------------------------------------------
       Net Decrease in Net Assets
          Resulting from Operations           (16,011,616)          (309,343)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -           (30,793)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -           (30,793)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,070,729 and
       515,395 Shares                           11,644,884          6,616,266
     Proceeds from Shares Issued on
       Reinvestment of Distributions
       Paid (0 and 2,238 shares)                         -             30,729
     Payments for 86,196 and 112,975
       Shares Redeemed                         (1,051,951)        (1,526,614)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (984,533 and 404,658 shares)          10,592,933          5,120,381
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 48,511 and
       116,817 Shares                              576,538          1,576,465
     Payments for 47,274 and 78,670
       Shares Redeemed                           (555,288)        (1,048,520)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (1,237 and 38,147 shares)                 21,250            527,945
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS      (5,397,433)          5,308,190

NET ASSETS
  Beginning of Period                           64,803,446         59,495,256
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT LOSS OF $(61,524) AND
     $0, RESPECTIVELY)                         $59,406,013        $64,803,446
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS


                                                    CLASS A       CLASS A       CLASS A       CLASS A      CLASS A       CLASS A
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $13.80        $13.98       $19.01        $15.86        $14.10        $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                   (0.01)+          0.00        0.03+         0.05*          0.04         0.04+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (3.33)        (0.17)       (3.64)          4.27          2.52          4.41
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (3.34)        (0.17)       (3.61)          4.32          2.56          4.45
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -        (0.01)       (0.03)        (0.06)        (0.06)        (0.05)
       Distributions from Realized
          Gains on Investments                              -             -       (1.39)        (1.11)        (0.74)        (0.30)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -        (0.01)       (1.42)        (1.17)        (0.80)        (0.35)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                       $10.46        $13.80       $13.98        $19.01        $15.86        $14.10
====================================================================================================================================
  TOTAL RETURN++                                   (24.20)%**       (1.23)%     (20.06)%        27.78%        18.36%        45.08%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $54,534,253   $58,366,236  $53,463,138   $65,591,773   $49,045,112   $38,224,386
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.55%o         1.55%        1.48%         1.50%         1.57%         1.63%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.30%o         1.30%        1.30%         1.30%         1.30%         1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME (LOSS) TO AVERAGE NET ASSETS             (0.15)%o         0.04%        0.17%         0.28%         0.42%         0.29%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              11.69%        28.67%       28.75%        35.34%        32.00%        37.52%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    CLASS B       CLASS B       CLASS B       CLASS B      CLASS B       CLASS B
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $13.55        $13.81       $18.81        $15.73        $14.03        $10.00
     Income from Investment Operations:
       Net Investment Loss                            (0.05)+        (0.01)      (0.08)+       (0.05)*        (0.01)        (0.05)+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (3.27)        (0.25)       (3.61)          4.22          2.46          4.41
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (3.32)        (0.26)       (3.69)          4.17          2.45          4.36
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -             -            -             -        (0.01)        (0.03)
       Distributions from Realized
          Gains on Investments                              -             -       (1.31)        (1.09)        (0.74)        (0.30)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -             -       (1.31)        (1.09)        (0.75)        (0.33)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                       $10.23        $13.55       $13.81        $18.81        $15.73        $14.03
====================================================================================================================================
  TOTAL RETURN++                                   (24.50)%**       (1.88)%     (20.61)%        27.02%        17.66%        44.12%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                        $4,871,760    $6,437,210   $6,032,118    $6,301,198    $3,516,193      $811,173
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                2.20%o         2.20%        2.13%         2.15%         2.22%         2.28%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.95%o         1.95%        1.95%         1.95%         1.95%         1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     LOSS TO AVERAGE NET ASSETS                      (0.81)%o       (0.61)%      (0.48)%       (0.37)%       (0.23)%       (0.36)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              11.69%        28.67%       28.75%        35.34%        32.00%        37.52%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $77,132,028)                                   $56,669,120
Money Market Investments (cost $7,894,635)                           7,894,635
--------------------------------------------------------------------------------
                                                                    64,563,755
--------------------------------------------------------------------------------
Dividends and Interest Receivable                                       78,838
Due from Sale of Securities                                             48,852
Due from Sale of Fund Shares                                                18
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   64,691,463
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        6,732,448
Accrued Expenses                                                        53,880
Due to Investment Advisor                                               17,024
Due on Redemption of Fund Shares                                         9,994
Accrued Distribution Fees                                                4,213
Accrued Administrative Fees                                              3,994
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               6,821,553
--------------------------------------------------------------------------------
NET ASSETS                                                         $57,869,910
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 8,837,105 shares outstanding)                             $85,021,435
Undistributed Net Investment Income                                     60,707
Undistributed Accumulated Net
  Realized Loss on Investments                                     (6,749,324)
Net Unrealized Depreciation of:
  Investment Securities                                           (20,462,908)
--------------------------------------------------------------------------------
NET ASSETS FOR 8,837,105
  SHARES OUTSTANDING                                               $57,869,910
================================================================================
Per Share of Class A (Based on 8,307,235
  Shares Issued and Outstanding):
     OFFERING PRICE                                                      $6.89
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $6.56
================================================================================
Per Share of Class B (Based on 529,870
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $6.39
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $1,951)                     $376,962
  Interest                                                              16,898
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      393,860
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      178,535
  Shareholder Servicing Fees                                            68,667
  Distribution Fees:
     Class A                                                            25,312
     Class B                                                            16,164
  Transfer Agent Fees                                                   41,215
  Administrative Fees                                                   27,467
  Registration Fees                                                     12,829
  Audit Fees                                                             8,208
  Custodian Fees                                                         8,110
  Shareholder Reporting Fees                                             6,614
  Directors Fees                                                         3,609
  Professional Fees                                                      2,612
  Other Expenses                                                         1,537
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    400,879
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (57,307)
       Custodian Fees Paid Indirectly                                  (1,424)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                342,148
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                 51,712
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                              (3,629,355)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                              (17,190,488)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (20,819,843)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(20,768,131)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------
                          GROWTH AND INCOME STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                         $51,712            $52,239
     Net Realized Loss on Investments          (3,629,355)        (1,535,013)
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                             (17,190,488)            422,988
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Operations                     (20,768,131)        (1,059,786)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -           (45,321)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -           (45,321)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,446,022 and
       1,850,085 Shares                         17,694,246         18,083,900
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 4,633 shares)                              -             45,971
     Payments for 88,660 and 103,625
       Shares Redeemed                           (712,325)        (1,021,291)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (2,357,362 and 1,751,093 shares)      16,981,921         17,108,580
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 43,107 and
       93,627 Shares                               340,622            888,898
     Payments for 75,222 and 78,744
       Shares Redeemed                           (587,435)          (750,898)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions ((32,115) and
          14,883 shares)                         (246,813)            138,000
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS      (4,033,023)         16,141,473

NET ASSETS
  Beginning of Period                           61,902,933         45,761,460
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $60,707 AND
     $8,995, RESPECTIVELY)                     $57,869,910        $61,902,933
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND

FINANCIAL HIGHLIGHTS


                                                    CLASS A       CLASS A       CLASS A       CLASS A      CLASS A       CLASS A
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                  $9.52         $9.66       $12.45        $11.96        $12.44        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.01+          0.01        0.01+         0.02*          0.01         0.04+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (2.97)        (0.14)       (2.51)          1.14          1.33          3.90
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (2.96)        (0.13)       (2.50)          1.16          1.34          3.94
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -        (0.01)       (0.03)             -        (0.04)        (0.06)
       Distributions from Realized
          Gains on Investments                              -             -       (0.26)        (0.67)        (1.78)        (1.44)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -        (0.01)       (0.29)        (0.67)        (1.82)        (1.50)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                        $6.56         $9.52        $9.66        $12.45        $11.96        $12.44
====================================================================================================================================
  TOTAL RETURN++                                   (31.09)%**       (1.37)%     (20.37)%         9.95%        11.09%        41.90%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $54,485,957   $56,672,508  $40,566,183   $51,513,192   $45,619,789   $37,800,412
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.41%o         1.40%        1.41%         1.44%         1.52%         1.57%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.20%o         1.20%        1.20%         1.20%         1.20%         1.20%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      0.24%o         0.15%        0.07%         0.19%         0.20%         0.37%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              15.30%        36.63%       45.44%        89.66%       156.92%       140.29%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    CLASS B       CLASS B       CLASS B       CLASS B      CLASS B       CLASS B
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                  $9.31         $9.50       $12.25        $11.85        $12.37        $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                   (0.02)+          0.00      (0.07)+       (0.04)*        (0.03)        (0.03)+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (2.90)        (0.19)       (2.47)          1.11          1.28          3.88
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (2.92)        (0.19)       (2.54)          1.07          1.25          3.85
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -             -            -             -             -        (0.04)
       Distributions from Realized
          Gains on Investments                              -             -       (0.21)        (0.67)        (1.77)        (1.44)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -             -       (0.21)        (0.67)        (1.77)        (1.48)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                        $6.39         $9.31        $9.50        $12.25        $11.85        $12.37
====================================================================================================================================
  TOTAL RETURN++                                   (31.36)%**       (2.00)%     (20.89)%         9.28%        10.41%        40.96%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                        $3,383,953    $5,230,425   $5,195,277    $6,235,397    $4,314,429    $1,529,206
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                2.06%o         2.05%        2.06%         2.10%         2.17%         2.22%
====================================================================================================================================
 RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.85%o         1.85%        1.85%         1.85%         1.85%         1.85%
====================================================================================================================================
 RATIO OF NET INVESTMENT
     LOSS TO AVERAGE NET ASSETS                      (0.43)%o       (0.50)%      (0.58)%       (0.46)%       (0.45)%       (0.28)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              15.30%        36.63%       45.44%        89.66%       156.92%       140.29%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $88,728,643)                                   $64,213,969
Money Market Investments (cost $11,293,086)                         11,293,086
--------------------------------------------------------------------------------
                                                                    75,507,055
--------------------------------------------------------------------------------
Cash                                                                    17,690
Dividends and Interest Receivable                                       93,409
Due from Sale of Fund Shares                                            29,001
Due from Investment Advisor                                              4,890
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   75,652,045
--------------------------------------------------------------------------------
LIABILITIES
Futures Variation Margin                                               141,625
Accrued Expenses                                                        94,478
Due on Redemption of Fund Shares                                        31,759
Accrued Distribution Fees                                               11,915
Accrued Administrative Fees                                              5,431
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 285,208
--------------------------------------------------------------------------------
NET ASSETS                                                         $75,366,837
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 7,472,643 shares outstanding)                            $103,166,775
Undistributed Net Investment Income                                    288,296
Undistributed Accumulated Net
  Realized Loss on Investments                                     (3,106,160)
Net Unrealized Depreciation of:
  Investment Securities                                           (24,514,674)
  Index Futures Contracts                                            (467,400)
--------------------------------------------------------------------------------
NET ASSETS FOR 7,472,643
  SHARES OUTSTANDING                                               $75,366,837
================================================================================
Per Share of Class A (Based on 5,413,209
   Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.62
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $10.12
================================================================================
Per Share of Class B (Based on 2,059,434
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $9.98
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $3,109)                     $578,820
  Interest                                                              43,983
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      622,803
--------------------------------------------------------------------------------
Expenses
  Distribution Fees:
     Class A                                                            25,420
     Class B                                                            94,354
  Management Fees                                                      114,001
  Transfer Agent Fees                                                   95,980
  Shareholder Servicing Fees                                            95,001
  Administrative Fees                                                   38,000
  Custodian Fees                                                        35,457
  Registration Fees                                                     12,467
  Audit Fees                                                             7,706
  Professional Fees                                                      7,626
  Shareholder Reporting Fees                                             6,614
  Other Expenses                                                         5,620
  Directors Fees                                                         3,609
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    541,855
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                             (137,079)
       Custodian Fees Paid Indirectly                                    (968)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                403,808
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                218,995
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                              (357,706)
  Index Futures Contracts                                          (1,461,604)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                              (1,819,310)
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
  Investment Securities                                           (23,466,130)
  Index Futures Contracts                                            (428,625)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                              (23,894,755)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (25,714,065)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(25,495,070)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                        $218,995           $315,365
     Net Realized Loss on Investments          (1,819,310)          (206,939)
     Net Change in Unrealized Depreciation
       of Investments for the Period          (23,894,755)          (624,489)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Operations                     (25,495,070)          (516,063)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -          (326,169)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -          (326,169)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,073,957 and
       889,455 Shares                           23,729,545         12,463,888
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 23,084 shares)                             -            325,732
     Payments for 833,562 and 549,830
       Shares Redeemed                        (10,950,903)        (7,806,022)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (1,240,395 and 362,709 shares)        12,778,642          4,983,598
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 128,674 and
       419,720 Shares                            1,549,821          5,923,158
     Payments for 183,525 and 240,010
       Shares Redeemed                         (2,212,732)        (3,355,427)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions ((54,851) and
          179,710 shares)                        (662,911)          2,567,731
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS     (13,379,339)          6,709,097

NET ASSETS
  Beginning of Period                           88,746,176         82,037,079
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $288,296 AND
     $69,301, RESPECTIVELY)                    $75,366,837        $88,746,176
--------------------------------------------------------------------------------
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

FINANCIAL HIGHLIGHTS


                                                    CLASS A       CLASS A       CLASS A       CLASS A      CLASS A       CLASS A
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $14.17        $14.33       $19.25        $16.80        $14.43        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.05+          0.08        0.13+         0.10*          0.10         0.13+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (4.10)        (0.16)       (4.26)          2.77          2.47          4.48
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (4.05)        (0.08)       (4.13)          2.87          2.57          4.61
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -        (0.08)       (0.13)        (0.13)        (0.06)        (0.11)
       Distributions from Realized
          Gains on Investments                              -             -       (0.66)        (0.29)        (0.14)        (0.07)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -        (0.08)       (0.79)        (0.42)        (0.20)        (0.18)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                       $10.12        $14.17       $14.33        $19.25        $16.80        $14.43
====================================================================================================================================
  TOTAL RETURN++                                   (28.58)%**       (0.55)%     (21.99)%        17.15%        17.88%        46.35%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $54,806,525   $59,121,179  $54,600,926   $66,308,048   $70,034,287   $43,567,584
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.21%o         1.18%        1.10%         1.04%         1.15%         1.30%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                0.85%o         0.85%        0.85%         0.85%         0.85%         0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      0.79%o         0.59%        0.73%         0.57%         0.88%         1.04%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              12.44%         1.93%       11.64%        19.61%         3.83%         2.47%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    CLASS B       CLASS B       CLASS B       CLASS B      CLASS B       CLASS B
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $14.01        $14.18       $19.02        $16.65        $14.35        $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                     0.01+          0.00        0.01+       (0.01)*          0.03         0.05+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (4.04)        (0.17)       (4.17)          2.72          2.43          4.47
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (4.03)        (0.17)       (4.16)          2.71          2.46          4.52
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -             -       (0.02)        (0.05)        (0.02)        (0.10)
       Distributions from Realized
          Gains on Investments                              -             -       (0.66)        (0.29)        (0.14)        (0.07)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -             -       (0.68)        (0.34)        (0.16)        (0.17)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                        $9.98        $14.01       $14.18        $19.02        $16.65        $14.35
====================================================================================================================================
  TOTAL RETURN++                                   (28.77)%**       (1.20)%     (22.33)%        16.30%        17.17%        45.44%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $20,560,312   $29,624,997  $27,436,153   $31,609,672   $17,802,313    $4,246,552
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.86%o         1.83%        1.75%         1.72%         1.80%         1.95%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.50%o         1.50%        1.50%         1.50%         1.50%         1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS)TO AVERAGE NET ASSETS                       0.13%o       (0.06)%        0.08%       (0.08)%         0.23%         0.39%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              12.44%         1.93%       11.64%        19.61%         3.83%         2.47%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Domestic Common Stocks (cost $33,608,368)                          $30,370,276
Investment-Grade Bonds (cost $17,190,603)                           18,192,950
Money Market Investments (cost $10,194,092)                         10,194,092
Foreign Common Stock (cost $10,626,626)                              9,249,279
Below Investment-Grade Bonds (cost $8,809,008)                       7,725,396
Preferred Securities (cost $286,578)                                   195,426
--------------------------------------------------------------------------------
                                                                    75,927,419
--------------------------------------------------------------------------------
Dividends and Interest Receivable                                      556,989
Due from Sale of Foreign Currency                                      143,188
Due from Sale of Securities                                            119,255
Due from Sale of Fund Shares                                            88,401
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   76,835,252
--------------------------------------------------------------------------------
LIABILITIES
Due on Redemption of Fund Shares                                       358,261
Due on Purchase of Securities                                           65,926
Futures Variation Margin                                                38,625
Due to Investment Advisor                                               34,410
Accrued Expenses                                                        27,401
Accrued Distribution Fees                                                9,550
Accrued Administrative Fees                                              6,030
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 540,203
--------------------------------------------------------------------------------
NET ASSETS                                                         $76,295,049
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 7,423,682 shares outstanding)                             $86,244,371
Undistributed Net Investment Income                                  1,196,100
Undistributed Accumulated Net
  Realized Loss on Investments                                     (6,071,939)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                            (4,787,856)
  Futures Contracts                                                  (286,275)
  Foreign Currency Transactions                                            648
--------------------------------------------------------------------------------
NET ASSETS FOR 7,423,682
  SHARES OUTSTANDING                                               $76,295,049
================================================================================
Per Share of Class A (Based on 5,988,788
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.83
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $10.32
================================================================================
Per Share of Class B (Based on 1,434,894
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $10.12
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $1,103,130
  Dividends (less foreign dividend tax of $6,946)                      308,738
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    1,411,868
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      276,371
  Shareholder Servicing Fees                                            98,704
  Distribution Fees:
     Class A                                                            31,735
     Class B                                                            58,096
  Custodian Fees                                                        50,283
  Transfer Agent Fees                                                   41,118
  Administrative Fees                                                   39,482
  Registration Fees                                                     12,483
  Audit Fees                                                             8,208
  Shareholder Reporting Fees                                             6,614
  Other Expenses                                                         6,271
  Directors Fees                                                         3,609
  Professional Fees                                                      2,612
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    635,586
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (52,234)
       Custodian Fees Paid Indirectly                                  (1,576)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                581,776
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                830,092
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                            (2,853,043)
  Futures Contracts                                                  (945,461)
  Foreign Currency Transactions                                          1,051
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                              (3,797,453)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                         (9,541,423)
     Futures Contracts                                               (340,545)
     Foreign Currency Transactions                                       1,729
--------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED DEPRECIATION
          OF INVESTMENTS FOR THE PERIOD                            (9,880,239)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (13,677,692)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(12,847,600)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                        $830,092         $1,613,508
     Net Realized Loss on Investments          (3,797,453)        (2,085,506)
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                              (9,880,239)          1,877,866
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations           (12,847,600)          1,405,868
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -        (1,472,804)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -            (2,271)
     Distributions to Class B Shareholders
       from Net Investment Income                        -          (281,037)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -              (566)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -        (1,756,678)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,097,283 and
       786,952 Shares                           12,473,892          9,607,124
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 122,021 shares)                            -          1,464,254
     Payments for 213,887 and 290,408
       Shares Redeemed                         (2,385,540)        (3,521,500)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (883,396 and 618,565 shares)          10,088,352          7,549,878
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 267,382 and
       275,186 Shares                            3,037,196          3,300,011
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 22,808 shares)                             -            269,588
     Payments for 97,753 and 81,787
       Shares Redeemed                         (1,078,646)          (972,467)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (169,629 and 216,207 shares)           1,958,550          2,597,132
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS        (800,698)          9,796,200

NET ASSETS
  Beginning of Period                           77,095,747         67,299,547
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $1,196,100
     AND $366,008, RESPECTIVELY)               $76,295,049        $77,095,747
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS


                                                    CLASS A       CLASS A       CLASS A       CLASS A      CLASS A       CLASS A
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $12.14        $12.19       $14.93        $12.49        $12.32        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.13+          0.27        0.41+         0.39*          0.32         0.31+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (1.95)        (0.02)       (1.41)          3.41          0.46          2.50
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (1.82)          0.25       (1.00)          3.80          0.78          2.81
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -        (0.30)       (0.40)        (0.37)        (0.31)        (0.24)
       Distributions from Realized
          Gains on Investments                              -             -       (1.34)        (0.99)        (0.30)        (0.25)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -        (0.30)       (1.74)        (1.36)        (0.61)        (0.49)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                       $10.32        $12.14       $12.19        $14.93        $12.49        $12.32
====================================================================================================================================
  TOTAL RETURN++                                   (14.99)%**         2.12%      (7.55)%        31.38%         6.41%        28.51%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $61,779,734   $61,979,437  $54,684,610   $56,394,478   $40,249,915   $34,564,169
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.48%o         1.52%        1.47%         1.57%         1.62%         1.67%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.35%o         1.35%        1.35%         1.35%         1.35%         1.35%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      2.23%o         2.38%        2.90%         2.90%         2.89%         2.67%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              37.77%        77.28%      130.37%       115.67%        79.71%        65.67%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    CLASS B       CLASS B       CLASS B       CLASS B      CLASS B       CLASS B
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $11.95        $12.03       $14.76        $12.39        $12.26        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.09+          0.20        0.32+         0.32*          0.24         0.23+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (1.92)        (0.05)       (1.39)          3.35          0.46          2.50
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (1.83)          0.15       (1.07)          3.67          0.70          2.73
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                                 -        (0.23)       (0.32)        (0.31)        (0.27)        (0.22)
       Distributions from Realized
          Gains on Investments                              -             -       (1.34)        (0.99)        (0.30)        (0.25)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                               -        (0.23)       (1.66)        (1.30)        (0.57)        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                       $10.12        $11.95       $12.03        $14.76        $12.39        $12.26
====================================================================================================================================
  TOTAL RETURN++                                   (15.31)%**         1.30%      (8.10)%        30.47%         5.77%        27.69%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $14,515,315   $15,116,310  $12,614,937   $11,039,829    $5,825,603    $1,569,081
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                2.13%o         2.17%        2.12%         2.22%         2.27%         2.32%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                2.00%o         2.00%        2.00%         2.00%         2.00%         2.00%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      1.58%o         1.73%        2.25%         2.25%         2.24%         2.02%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              37.77%        77.28%      130.37%       115.67%        79.71%        65.67%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $57,755,018)                                           $49,155,071
Money Market Investments (cost $5,595,999)                           5,595,999
Preferred Stocks (cost $2,009,265)                                   1,363,646
Common Stocks (cost $309,879)                                           32,458
--------------------------------------------------------------------------------
                                                                    56,147,174
--------------------------------------------------------------------------------
Cash                                                                   269,512
Dividends and Interest Receivable                                    1,609,393
Due from Sale of Securities                                            242,606
Due from Sale of Fund Shares                                            29,271
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   58,297,956
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        2,218,973
Income Dividend Payable                                                464,843
Accrued Expenses                                                        60,745
Due to Investment Advisor                                               23,752
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               2,768,313
--------------------------------------------------------------------------------
NET ASSETS                                                         $55,529,643
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 9,590,329 shares outstanding)                             $82,075,348
Undistributed Net Investment Income                                     27,600
Undistributed Accumulated Net
  Realized Loss on Investments                                    (17,050,318)
Net Unrealized Depreciation of:
  Investment Securities                                            (9,522,987)
--------------------------------------------------------------------------------
NET ASSETS FOR 9,590,329
  SHARES OUTSTANDING                                               $55,529,643
================================================================================
Per Share of Class A (Based on 8,967,127
   Shares Issued and Outstanding):
     OFFERING PRICE                                                      $6.08
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $5.79
================================================================================
Per Share of Class B (Based on 623,202
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $5.79
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $2,931,684
  Dividends                                                            163,318
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    3,095,002
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      209,456
  Shareholder Servicing Fees                                            69,819
  Distribution Fees:
     Class A                                                            26,031
     Class B                                                            14,225
  Transfer Agent Fees                                                   29,697
  Administrative Fees                                                   27,928
  Registration Fees                                                     12,876
  Custodian Fees                                                         9,326
  Audit Fees                                                             8,709
  Shareholder Reporting Fees                                             6,614
  Directors Fees                                                         3,609
  Professional Fees                                                      2,612
  Other Expenses                                                         2,566
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    423,468
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (48,082)
       Custodian Fees Paid Indirectly                                    (785)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                374,601
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              2,720,401
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                              (2,896,775)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                               (5,964,899)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (8,861,674)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(6,141,273)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                     $2,720,401           $5,191,466
     Net Realized Loss on Investments         (2,896,775)          (3,908,313)
     Net Change in Unrealized Depreciation
       of Investments for the Period          (5,964,899)          (1,364,955)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Operations                     (6,141,273)             (81,802)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income             (2,559,714)          (4,888,333)
     Distributions to Class B Shareholders
       from Net Investment Income               (173,979)            (332,820)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders  (2,733,693)          (5,221,153)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 835,826 and
       2,835,086 Shares                         5,066,166           20,670,101
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (387,070 and 653,317 shares)             2,467,929            4,592,698
     Payments for 138,720 and 551,492
       Shares Redeemed                          (843,457)          (3,884,943)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (1,084,176 and 2,936,911 shares)      6,690,638           21,377,856
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 61,177 and
       82,499 Shares                              394,177              571,160
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (20,625 and 36,646 shares)                 131,316              258,506
     Payments for 25,323 and 52,688
       Shares Redeemed                          (160,653)            (366,052)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (56,480 and 66,457 shares)              364,840              463,614
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS     (1,819,488)           16,538,515

NET ASSETS
  Beginning of Period                          57,349,131           40,810,616
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $27,600 AND
     $40,892, RESPECTIVELY)                   $55,529,643          $57,349,131
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS


                                                    CLASS A       CLASS A       CLASS A       CLASS A      CLASS A       CLASS A
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                  $6.79         $7.49        $7.94         $8.77        $10.79        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.31+          0.68        0.78+         0.85*          1.00         1.01+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (1.00)        (0.69)       (0.46)        (0.83)        (1.82)          1.19
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (0.69)        (0.01)         0.32          0.02        (0.82)          2.20
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                            (0.31)        (0.69)       (0.77)        (0.85)        (1.02)        (1.00)
       Distributions from Realized
          Gains on Investments                              -             -            -             -        (0.18)        (0.41)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                          (0.31)        (0.69)       (0.77)        (0.85)        (1.20)        (1.41)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                        $5.79         $6.79        $7.49         $7.94         $8.77        $10.79
====================================================================================================================================
  TOTAL RETURN++                                   (10.36)%**       (0.08)%        4.42%         0.12%       (7.87)%        22.95%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $51,923,539   $53,505,726  $37,065,041   $34,696,895   $37,414,394   $32,811,316
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.47%o         1.50%        1.55%         1.60%         1.65%         1.66%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.30%o         1.30%        1.30%         1.30%         1.30%         1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      9.78%o         9.66%       10.15%        10.05%        10.51%         9.30%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              38.99%        86.85%      127.47%       193.63%       178.63%       178.61%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    CLASS B       CLASS B       CLASS B       CLASS B      CLASS B       CLASS B
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                  $6.78         $7.49        $7.93         $8.76        $10.79        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.29+          0.63        0.73+         0.80*          0.93         0.93+
       Net Realized and Unrealized Gains
          (Losses) on Investments                      (0.99)        (0.70)       (0.45)        (0.83)        (1.83)          1.20
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS             (0.70)        (0.07)         0.28        (0.03)        (0.90)          2.13
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                            (0.29)        (0.64)       (0.72)        (0.80)        (0.95)        (0.93)
       Distributions from Realized
          Gains on Investments                              -             -            -             -        (0.18)        (0.41)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                          (0.29)        (0.64)       (0.72)        (0.80)        (1.13)        (1.34)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                        $5.79         $6.78        $7.49         $7.93         $8.76        $10.79
====================================================================================================================================
  TOTAL RETURN++                                   (10.53)%**       (0.87)%        3.88%       (0.54)%       (8.48)%        22.09%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                        $3,606,104    $3,843,405   $3,745,575    $4,622,028    $4,683,841    $1,360,925
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                2.12%o         2.15%        2.20%         2.25%         2.30%         2.31%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.95%o         1.95%        1.95%         1.95%         1.95%         1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      9.13%o         9.01%        9.50%         9.40%         9.86%         8.65%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              38.99%        86.85%      127.47%       193.63%       178.63%       178.61%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $71,395,420)                                           $76,239,016
--------------------------------------------------------------------------------
Cash                                                                   273,272
Dividends and Interest Receivable                                      923,348
Due from Sale of Fund Shares                                            83,997
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   77,519,633
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,111,522
Income Dividend Payable                                                208,104
Accrued Expenses                                                        51,042
Due to Investment Advisor                                               12,956
Accrued Administrative Fees                                              5,737
Accrued Distribution Fees                                                4,864
Due on Redemption of Fund Shares                                           898
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,395,123
--------------------------------------------------------------------------------
NET ASSETS                                                         $76,124,510
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 6,782,164 shares outstanding)                             $70,557,861
Undistributed Net Investment Income                                     35,065
Undistributed Accumulated Net Realized
  Gain on Investments                                                  687,988
Net Unrealized Appreciation of:
  Investment Securities                                              4,843,596
--------------------------------------------------------------------------------
NET ASSETS FOR 6,782,164
  SHARES OUTSTANDING                                               $76,124,510
================================================================================
Per Share of Class A (Based on 6,548,363
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $11.78
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $11.22
================================================================================
Per Share of Class B (Based on 233,801
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $11.22
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $1,572,636
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       98,862
  Shareholder Servicing Fees                                            82,385
  Distribution Fees:
     Class A                                                            32,052
     Class B                                                             6,765
  Administrative Fees                                                   32,954
  Transfer Agent Fees                                                   22,711
  Registration Fees                                                     12,792
  Audit Fees                                                             8,709
  Shareholder Reporting Fees                                             6,614
  Custodian Fees                                                         5,433
  Directors Fees                                                         3,609
  Other Expenses                                                         3,245
  Professional Fees                                                      2,613
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    318,744
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (32,782)
       Custodian Fees Paid Indirectly                                  (1,303)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                284,659
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              1,287,977
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                                590,445
  Futures Contracts                                                   (35,260)
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                  555,185
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       OF INVESTMENTS FOR THE PERIOD                                 3,918,417
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              4,473,602
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $5,761,579
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                      $1,287,977         $2,291,823
     Net Realized Gain on Investments              555,185            719,403
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                                3,918,417          (579,307)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Operations                        5,761,579          2,431,919
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income              (1,258,716)        (2,248,405)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -        (1,087,153)
     Distributions to Class B Shareholders
       from Net Investment Income                 (29,241)           (42,366)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -           (24,296)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders   (1,287,957)        (3,402,220)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,031,258 and
       1,896,336 Shares                         11,234,722         20,106,074
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (114,432 and 296,324 shares)              1,231,547          3,157,726
     Payments for 63,237 and 210,205
       Shares Redeemed                           (687,436)        (2,222,319)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (1,082,454 and 1,982,455 shares)      11,778,833         21,041,481
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 99,695 and
       47,219 Shares                             1,092,004            507,652
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (1,455 and 3,348 shares)                     15,686             35,605
     Payments for 3,502 and 15,084
       Shares Redeemed                            (37,596)          (162,191)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (97,648 and 35,483 shares)             1,070,094            381,066
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                  17,322,549         20,452,246

NET ASSETS
  Beginning of Period                           58,801,961         38,349,715
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME OF $35,065 AND
     $35,045, RESPECTIVELY)                    $76,124,510        $58,801,961
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS


                                                    CLASS A       CLASS A       CLASS A       CLASS A      CLASS A       CLASS A
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $10.50        $10.70       $10.07        $10.63        $10.55        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.21+          0.44        0.46+         0.46*          0.42         0.46+
       Net Realized and Unrealized Gains
          (Losses) on Investments                        0.72          0.01         0.65        (0.49)          0.25          0.69
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS               0.93          0.45         1.11        (0.03)          0.67          1.15
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                            (0.21)        (0.45)       (0.46)        (0.46)        (0.45)        (0.47)
       Distributions from Realized
          Gains on Investments                              -        (0.20)       (0.02)        (0.07)        (0.14)        (0.13)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                          (0.21)        (0.65)       (0.48)        (0.53)        (0.59)        (0.60)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                       $11.22        $10.50       $10.70        $10.07        $10.63        $10.55
====================================================================================================================================
  TOTAL RETURN++                                      8.98%**         4.26%       11.34%       (0.10)%         6.42%        11.73%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $73,500,508   $57,372,945  $37,272,578   $33,486,954   $32,692,209   $28,172,205
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                0.95%o         1.00%        1.09%         1.14%         1.17%         1.24%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                0.85%o         0.85%        0.85%         0.85%         0.85%         0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      3.92%o         4.14%        4.45%         4.55%         4.18%         4.38%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              32.11%       172.55%      140.65%       184.70%       344.11%       169.37%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    CLASS B       CLASS B       CLASS B       CLASS B      CLASS B       CLASS B
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                 $10.50        $10.70       $10.07        $10.63        $10.55        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.18+          0.37        0.39+         0.40*          0.36         0.38+
       Net Realized and Unrealized Gains
          (Losses) on Investments                        0.72          0.00         0.65        (0.49)          0.23          0.70
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS               0.90          0.37         1.04        (0.09)          0.59          1.08
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                            (0.18)        (0.37)       (0.39)        (0.40)        (0.37)        (0.40)
       Distributions from Realized
          Gains on Investments                              -        (0.20)       (0.02)        (0.07)        (0.14)        (0.13)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                          (0.18)        (0.57)       (0.41)        (0.47)        (0.51)        (0.53)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                       $11.22        $10.50       $10.70        $10.07        $10.63        $10.55
====================================================================================================================================
  TOTAL RETURN++                                      8.62%**         3.58%       10.62%       (0.75)%         5.72%        10.93%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                        $2,624,002    $1,429,016   $1,077,137      $877,436      $849,347      $472,387
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.59%o         1.65%        1.74%         1.78%         1.82%         1.89%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.50%o         1.50%        1.50%         1.50%         1.50%         1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      3.23%o         3.49%        3.80%         3.90%         3.53%         3.73%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              32.11%       172.55%      140.65%       184.70%       344.11%       169.37%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                SELECT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $69,454,422)                                           $72,080,450
Money Market Investments (cost $7,195,700)                           7,195,700
--------------------------------------------------------------------------------
                                                                    79,276,150
--------------------------------------------------------------------------------
Cash                                                                    24,056
Dividends and Interest Receivable                                      864,875
Due from Sale of Fund Shares                                           182,938
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   80,348,019
--------------------------------------------------------------------------------
LIABILITIES
Income Dividend Payable                                                258,617
Accrued Expenses                                                        53,817
Due to Investment Advisor                                               11,946
Due on Redemption of Fund Shares                                         9,703
Accrued Distribution Fees                                                6,520
Accrued Administrative Fees                                              6,005
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 346,608
--------------------------------------------------------------------------------
NET ASSETS                                                         $80,001,411
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 7,788,981 shares outstanding)                             $76,189,507
Undistributed Net Investment Income                                      8,957
  Undistributed Accumulated Net
  Realized Gain on Investments                                       1,176,919
Net Unrealized Appreciation of:
  Investment Securities                                              2,626,028
--------------------------------------------------------------------------------
NET ASSETS FOR 7,788,981
  SHARES OUTSTANDING                                               $80,001,411
================================================================================
Per Share of Class A (Based on 7,116,202
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.78
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $10.27
================================================================================
Per Share of Class B (Based on 672,779
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $10.27
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $1,974,144
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      108,010
  Shareholder Servicing Fees                                            90,009
  Distribution Fees:
     Class A                                                            33,276
     Class B                                                            20,454
  Administrative Fees                                                   36,003
  Transfer Agent Fees                                                   29,956
  Custodian Fees                                                        13,641
  Registration Fees                                                     12,887
  Audit Fees                                                             7,957
  Shareholder Reporting Fees                                             6,614
  Directors Fees                                                         3,609
  Professional Fees                                                      2,612
  Other Expenses                                                         2,325
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    367,353
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (43,599)
       Custodian Fees Paid Indirectly                                  (1,762)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                321,992
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              1,652,152
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                              1,151,474
  Futures Contracts                                                   (44,787)
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                1,106,687
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       OF INVESTMENTS FOR THE PERIOD                                 4,586,621
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              5,693,308
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $7,345,460
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                                SELECT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 For the
                                             Six Months Ended      For the
                                            September 30, 2002    Year Ended
                                               (Unaudited)      March 31, 2002
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                      $1,652,152         $3,008,064
     Net Realized Gain on Investments            1,106,687          1,258,276
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                                4,586,621          (858,539)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Operations                        7,345,460          3,407,801
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income              (1,570,307)        (2,879,985)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -        (1,522,263)
     Distributions to Class B Shareholders
       from Net Investment Income                (110,291)          (161,602)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -           (95,426)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders   (1,680,598)        (4,659,276)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 941,153 and
       2,272,714 Shares                          9,261,807         21,942,311
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (159,156 and 452,911 shares)              1,551,049          4,374,136
     Payments for 726,362 and 258,252
       Shares Redeemed                         (7,012,454)        (2,509,839)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (373,947 and 2,467,373 shares)         3,800,402         23,806,608
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 257,248 and
       175,591 Shares                            2,530,086          1,704,332
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (9,092 and 23,355 shares)                    88,669            225,188
     Payments for 69,212 and 49,003
       Shares Redeemed                           (673,642)          (477,103)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (197,128 and 149,943 shares)           1,945,113          1,452,417
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                  11,410,377         24,007,550

NET ASSETS
  Beginning of Period                           68,591,034         44,583,484
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $8,957 AND
     $37,403, RESPECTIVELY)                    $80,001,411        $68,591,034
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                SELECT BOND FUND

FINANCIAL HIGHLIGHTS


                                                    CLASS A       CLASS A       CLASS A       CLASS A      CLASS A       CLASS A
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                  $9.50         $9.69        $9.13         $9.66         $9.98        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.23+          0.49        0.61+         0.68*          0.61         0.71+
          Net Realized and Unrealized Gains
          (Losses) on Investments                        0.77          0.05         0.56        (0.47)        (0.16)          0.46
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS               1.00          0.54         1.17          0.21          0.45          1.17
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                            (0.23)        (0.49)       (0.61)        (0.63)        (0.68)        (0.71)
       Distributions from Realized
          Gains on Investments                              -        (0.24)            -        (0.11)        (0.09)        (0.48)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                          (0.23)        (0.73)       (0.61)        (0.74)        (0.77)        (1.19)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                       $10.27         $9.50        $9.69         $9.13         $9.66         $9.98
====================================================================================================================================
  TOTAL RETURN++                                     10.69%**         5.76%       13.32%         2.26%         4.60%        12.11%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                       $73,094,297   $64,073,225  $41,428,580   $32,388,650   $31,478,811   $28,617,421
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                0.97%o         1.04%        1.14%         1.26%         1.26%         1.29%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                0.85%o         0.85%        0.85%         0.85%         0.85%         0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      4.64%o         4.97%        6.57%         6.70%         7.03%         6.93%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              91.35%       129.22%      187.60%        92.12%       252.44%       362.32%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

SELECT BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    CLASS B       CLASS B       CLASS B       CLASS B      CLASS B       CLASS B
                                                  ------------  ------------ ------------  ------------  ------------  ------------
                                                  For the Six
                                                  Months Ended    For the       For the       For the      For the       For the
                                                 September 30,   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      2002       March 31,     March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)   (Unaudited)       2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                  $9.50         $9.69        $9.12         $9.66         $9.98        $10.00
     Income from Investment Operations:
       Net Investment Income                            0.19+          0.43        0.55+         0.60*          0.56         0.66+
          Net Realized and Unrealized Gains
          (Losses) on Investments                        0.78          0.05         0.57        (0.46)        (0.18)          0.44
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS               0.97          0.48         1.12          0.14          0.38          1.10
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net
          Investment Income                            (0.20)        (0.43)       (0.55)        (0.57)        (0.61)        (0.64)
       Distributions from Realized
          Gains on Investments                              -        (0.24)            -        (0.11)        (0.09)        (0.48)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                          (0.20)        (0.67)       (0.55)        (0.68)        (0.70)        (1.12)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                       $10.27         $9.50        $9.69         $9.12         $9.66         $9.98
====================================================================================================================================
  TOTAL RETURN++                                     10.33%**         5.08%       12.71%         1.49%         3.91%        11.34%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                        $6,907,115    $4,517,809   $3,154,904    $2,277,324    $2,425,059      $643,332
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO
     AVERAGE NET ASSETS                                1.62%o         1.69%        1.78%         1.90%         1.91%         1.94%
====================================================================================================================================
  RATIO OF NET EXPENSES TO
     AVERAGE NET ASSETS                                1.50%o         1.50%        1.50%         1.50%         1.50%         1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS                      3.95%o         4.32%        5.92%         6.05%         6.38%         6.28%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                              91.35%       129.22%      187.60%        92.12%       252.44%       362.32%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

------
NOTE 1
------
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds(R) consist of the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock, Asset Allocation, High Yield Bond, Municipal Bond, and the Select Bond Funds, collectively known as "the Funds." All Funds commenced operations on March 31, 1997, except the Small Cap Growth Stock and the Index 400 Stock Funds, which commenced operations on July 12, 1999.

Each Fund is diversified and offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with contingent deferred sales charge of 5.0% to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

As of September 30, 2002, Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its affiliates own the following percentages of each
Fund:
                            Percentage
Fund                      of Ownership
---------------------------------------
SMALL CAP GROWTH STOCK FUND   41%
---------------------------------------
AGGRESSIVE GROWTH STOCK FUND  66%
---------------------------------------
INTERNATIONAL EQUITY FUND     87%
---------------------------------------
INDEX 400 STOCK FUND          75%
---------------------------------------
GROWTH STOCK FUND             77%
---------------------------------------
GROWTH AND INCOME STOCK FUND  87%
---------------------------------------
INDEX 500 STOCK FUND          43%
---------------------------------------
ASSET ALLOCATION FUND         47%
---------------------------------------
HIGH YIELD BOND FUND          83%
---------------------------------------
MUNICIPAL BOND FUND           76%
---------------------------------------
SELECT BOND FUND              69%
---------------------------------------

-------
 Note 2
-------

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies are summarized in the following Notes.

-------
 Note 3
-------

Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Stocks listed on a national or foreign stock exchange are generally valued at the final sale price, or final bid price in absence of a sale. Stocks that are not listed on a national or foreign stock exchange are generally valued at the closing bid price on the over-the-counter market. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

-------
 Note 4
-------

Certain of the Funds may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Funds purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risk may arise from changes in market value of underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Funds do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

------
Note 5
------

The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Municipal Bond and the Select Bond Funds invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

-------
 Note 6
-------

The Asset Allocation Fund, Municipal Bond Fund and Select Bond Fund may enter into interest rate and credit default swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

-------
 Note 7
-------

Income, expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock and Asset Allocation Funds. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds.

For the High Yield Bond, Municipal Bond and Select Bond Funds, income and expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly.

Capital gain dividends are declared and distributed annually.

--------------------------------------------------------------------------------

-------
 Note 8
-------

Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. For financial statement purposes, securities transactions are accounted for on trade date.

The basis for determining cost on sale of securities is identified cost. For the period ended September 30, 2002, transactions in securities other than money market investments were:
                                    Purchases              Sales/Maturities
                          -------------------------  -------------------------
                          U.S. Government            U.S. Government
                            Securities        Other    Securities        Other
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND       --    $5,761,337            --    $2,280,549
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND      --    10,370,532            --   11,891,991
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND         --     5,058,350            --    2,837,457
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND              --    10,024,125            --    6,219,715
--------------------------------------------------------------------------------
GROWTH STOCK FUND                 --    21,715,702            --    6,409,180
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND      --    25,958,191            --    8,337,993
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND              --    11,781,758            --    9,009,507
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND      8,513,550    29,849,794     5,878,807    20,093,796
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND              --    25,662,193            --    20,303,296
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND               --    32,051,412            --    19,722,421
--------------------------------------------------------------------------------
SELECT BOND FUND          31,674,103    37,941,368    16,768,155    42,510,425
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

------
Note 9
------

Mason Street Advisors, LLC (a wholly-owned company of Northwestern Mutual), ("MSA") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadviser. Each Fund pays MSA a fee for investment advisory services at an annual rate based on average daily net assets of the Fund according to the following schedule:

Fund                                       Fee
-------------------------------------------------
SMALL CAP GROWTH STOCK FUND               0.85%
-------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND              0.75%
-------------------------------------------------
INTERNATIONAL EQUITY FUND                 0.85%
-------------------------------------------------
INDEX 400 STOCK FUND                      0.40%
-------------------------------------------------
GROWTH STOCK FUND                         0.75%
-------------------------------------------------
GROWTH AND INCOME STOCK FUND              0.65%
-------------------------------------------------
INDEX 500 STOCK FUND                      0.30%
-------------------------------------------------
ASSET ALLOCATION FUND                     0.70%
-------------------------------------------------
HIGH YIELD BOND FUND                      0.75%
-------------------------------------------------
MUNICIPAL BOND FUND                       0.30%
-------------------------------------------------
SELECT BOND FUND                          0.30%
-------------------------------------------------

J.P. Morgan Fleming Asset Management ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the investment advisory fees received from the Growth and Income Stock Fund, MSA pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined assets in excess of $400 million. Of the investment advisory fees received from the International Equity Fund, MSA pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Northwestern Mutual Investment Services (a wholly-owned company of Northwestern Mutual), ("NMIS") serves as the Distributor of the Funds. NMIS is an affiliate of MSA. The Funds have a 12b-1 distribution plan and shareholder services agreement with NMIS pursuant to which they pay a 0.35% and a 1.00% annual fee for Class A and Class B shares, respectively, calculated on average daily net assets.

The 0.35% fee for Class A shares is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to NMIS. The 1.00% fee for Class B shares is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee paid to NMIS.

NMIS received $406,313 of dealer allowances. NMIS received $77,105 of underwriting concessions from Class A sales charges and NMIS received $66,066 of contingent deferred sales charges from Class B shares for the period ended September 30, 2002.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

MSA and affiliates have agreed to waive their fees and absorb certain other operating expenses through March 31, 2004, to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                                       Class A             Class B
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                 1.40%               2.05%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                1.30%               1.95%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                   1.65%               2.30%
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                        0.95%               1.60%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                           1.30%               1.95%
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                1.20%               1.85%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                        0.85%               1.50%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                       1.35%               2.00%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                        1.30%               1.95%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                         0.85%               1.50%
--------------------------------------------------------------------------------
SELECT BOND FUND                            0.85%               1.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

NMIS, MSA and affiliates have waived the following fees for the period ended September 30, 2002:

                                       Distribution Fees
                                       -----------------
Fund                                  Class A      Class B    Other       Total
-------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND          $1,959        $515    $70,533     $73,007
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND            514          --    91,411      91,925
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                --          --    15,282      15,282
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                     --          32    69,405      69,437
--------------------------------------------------------------------------------
GROWTH STOCK FUND                       394          --    72,265      72,659
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND             --           5    57,302      57,307
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                     --         910   136,169     137,079
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                    --          88    52,146      52,234
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                    388          --    47,694      48,082
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                   2,738          --    30,044      32,782
--------------------------------------------------------------------------------
SELECT BOND FUND                      1,736          --    41,863      43,599
--------------------------------------------------------------------------------
TOTAL                                $7,729      $1,550  $672,114    $681,393
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund paid commissions on Fund transactions to an affiliated broker in the amount of $5,969 during the period ended September 30, 2002.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Funds has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

--------------------------------------------------------------------------------

--------
 Note 10
--------

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due primarily to deferred losses.

It is the policy of each Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

--------
 Note 11
--------

When applicable, each of the Funds made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the year ended March 31, 2002 was as follows:

                                         Distributions Paid From:
                                         ------------------------
Fund                              Ordinary Income Long-term Capital Gain  Tota1
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND             --            --                  --
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND            --     $6,006,534         $6,006,534
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND          $271,454            --            271,454
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                222,505       361,173            583,678
--------------------------------------------------------------------------------
GROWTH STOCK FUND                    30,793            --             30,793
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND         45,321            --             45,321
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                326,169            --            326,169
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND             1,753,837         2,841          1,756,678
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND              5,221,153            --          5,221,153
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND               3,220,195       182,025          3,402,220
--------------------------------------------------------------------------------
SELECT BOND FUND                  4,659,276            --          4,659,276
--------------------------------------------------------------------------------

For the period ended September 30, 2002, the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund made distributions of $2,733,693, $1,287,957 and $1,680,598, respectively. The tax character of the distributions paid for these Funds was ordinary income.

After October 31, 2001, the following Funds had net realized capital losses in the following amounts:

-----------------------------------------------
AGGRESSIVE GROWTH STOCK FUND        $4,668,013
-----------------------------------------------
INTERNATIONAL EQUITY FUND              999,033
-----------------------------------------------
GROWTH STOCK FUND                      114,456
-----------------------------------------------
GROWTH AND INCOME STOCK FUND         1,285,244
-----------------------------------------------
HIGH YIELD BOND FUND                   890,123
-----------------------------------------------
MUNICIPAL BOND FUND                     84,668
-----------------------------------------------

These amounts are deferred and deemed to have occurred in the next fiscal year for tax purposes.

The High Yield Bond Fund has a net realized capital loss carryover of $13,235,234, of which $3,013,762 expires in 2010, $5,757,929 expires in 2009,
$3,822,789 expires in 2008, and $640,754 expires
in 2007. Certain Funds also had net realized capital loss carryovers that will expire in 2010 as follows:

-----------------------------------------------
SMALL CAP GROWTH STOCK FUND          $393,024
-----------------------------------------------
AGGRESSIVE GROWTH STOCK FUND        2,386,891
-----------------------------------------------
INTERNATIONAL EQUITY FUND           2,422,473
-----------------------------------------------
GROWTH STOCK FUND                   3,734,652
-----------------------------------------------
GROWTH AND INCOME STOCK FUND        1,201,397
-----------------------------------------------
INDEX 500 STOCK FUND                1,057,532
-----------------------------------------------
ASSET ALLOCATION FUND               1,946,380
-----------------------------------------------

These amounts will be carried forward to offset future net realized capital gains.

--------------------------------------------------------------------------------
                       M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

--------------------------------
DIRECTOR INFORMATION (UNAUDITED)
--------------------------------

The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below. Each director will serve until that person's successor is elected and qualified.

INDEPENDENT DIRECTORS


                                                      Number of Portfolios
                                         Length of    in Fund Complex          Other Directorships
Name, Age and Address       Position     Time Served  Overseen by Director     Held
--------------------------------------------------------------------------------------------------
William J. Blake (69)       Director     Since 1988           26               None
731 North Jackson St.
Milwaukee, WI 53202

Principal Occupation During Past 5 Years: Chairman, Blake Investment Corp.
(real estate investments and venture capital)
--------------------------------------------------------------------------------------------------

William A. McIntosh (63)    Director     Since 1997           26               MGIC Investment
525 Sheridan Road                                                              Corporation
Kenilworth, IL 60043

Principal Occupation During Past 5 Years: Retired Division Head, U.S. Fixed
Income of Salomon Brothers (investment securities)
--------------------------------------------------------------------------------------------------

Martin F. Stein (65)        Director     Since 1995           26               Koss Corporation
1800 East Capitol Drive
Milwaukee, WI 53211

Principal Occupation During Past 5 Years: Founder of Stein Optical (retail sales of eyewear)
--------------------------------------------------------------------------------------------------

OTHER DIRECTORS
                                                      Number of Portfolios
                                         Length of    in Fund Complex          Other Directorships
Name, Age and Address       Position     Time Served  Overseen by Director     Held
--------------------------------------------------------------------------------------------------
Stephen N. Graff (67)       Director     Since 1995           26               Regal-Beloit Corporation
805 Lone Tree Road                                                             Trustee of
Elm Grove, WI 53122                                                            Northwestern Mutual

Principal Occupation During Past 5 Years: Retired Partner, Arthur Andersen LLP
(public accountants)
--------------------------------------------------------------------------------------------------
Edward J. Zore (56)         President     Since 2000          26               Manpower, Inc.
720 East Wisconsin Avenue   and Director                                       Trustee of
Milwaukee, WI 53202                                                            Northwestern Mutual

Principal Occupation During Past 5 Years:
President and Chief Executive Officer of Northwestern Mutual since 2001;
President, 2000-2001; prior thereto, Executive Vice President
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

----------
 DIRECTORS
----------

EDWARD J. ZORE
President and Chief Executive Officer
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Founder
Stein Optical, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Investment Corp., Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head - U.S. Fixed Income
Salomon Brothers, Chicago


--------
OFFICERS
--------

EDWARD J. ZORE
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller

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

This brochure is authorized for distribution only when preceded or accompanied by a current Prospectus for Mason Street Funds. The Prospectus contains more complete information about sales charges, fees and expenses. You should read it carefully before you invest. Shares of Mason Street Funds will fluctuate with market conditions and the value of your investment may be more or less than its cost.

Unless otherwise noted, the articles in this publication are written by an independent author, and the opinions expressed in them are not necessarily those of Mason Street Funds(R), Inc. The information presented is not guaranteed as to accuracy or completeness.

"Standard & Poor's," "S&P," "S&P 500," "S&P 500 Index," "Standard & Poor's 500 Index," "S&P MidCap 400 Index" and "Standard & Poor's Midcap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Northwestern Mutual Investment Services, LLC., Distributor.

                                                           MASON STREET FUNDS(R)
                                                               P.O. Box 219419
                                                    Kansas City, MO 64121-9419
                                                1-888-MASONST (1-888-627-6678)
                                                      www.masonstreetfunds.com

                                                     94-1002 (1197) (REV 1102)

                              -------------------
                                    PRSRT STD
                                  U.S. POSTAGE
                                      PAID
                                 KANSAS CITY, MO
                                 PERMIT NO. 2891
                              -------------------